UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF THE

2015 ANNUAL GENERAL MEETING

AND PROXY STATEMENT

DEAR FELLOW SHAREHOLDER:

On behalf of the Enstar Group Limited Board of Directors, I am pleased to invite you to attend Enstar Group Limited’s 2015 Annual General Meeting of Shareholders on May 6, 2015 at 9:00 a.m. Atlantic time. This year the meeting will again be held at our Company headquarters at Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda. You can contact us at +1 (441) 292-3645 for directions.

A notice of the annual general meeting and the proxy statement follow. We have also included our Annual Report on Form 10-K for your information.

Your vote is very important. We urge you to vote as soon as possible using the internet, telephone, or, if you received a proxy/voting instruction card, by marking, dating, and signing it, and returning it by mail.

I look forward to seeing you at the 2015 Annual General Meeting, and I thank you for your continued support of Enstar.

Sincerely,

Robert J. Campbell

Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING

OF SHAREHOLDERS TO BE HELD ON MAY 6, 2015

This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2014 are available at http://www.enstargroup.com/annual-proxy.cfm.

ENSTAR GROUP LIMITED

NOTICE OF 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

MAY 6, 2015

To the shareholders of Enstar Group Limited:

Notice is hereby given that the 2015 Annual General Meeting of Shareholders of Enstar Group Limited (the “Company”) will be held on Wednesday, May 6, 2015 at 9:00 a.m. Atlantic time at our Company headquarters, located at Windsor Place, 3rd Floor, 22 Queen Street, Hamilton Bermuda, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect two Class III Directors nominated by our Board of Directors to hold office until 2018.

2.	To hold an advisory vote to approve executive compensation.

3.

To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2015 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

4.	To act on the election of directors for our subsidiaries.

Only holders of record of our voting ordinary shares at the close of business on March 13, 2015 are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Audrey B. Taranto

Corporate Secretary

Hamilton, Bermuda

March 26, 2015

Enstar Group Limited	2015 Proxy Statement

PROXY STATEMENT SUMMARY

To assist you in reviewing our proxy statement, we have summarized several key topics below. The following description is only a summary and does not contain all of the information that you should consider before voting. For more complete information, you should carefully review the rest of our proxy statement, as well as our Annual Report to Shareholders for the year ended December 31, 2014.

Annual General Meeting of Shareholders Information

Date and Time May 6, 2015 9:00 a.m., Atlantic time	Place Enstar Group Limited’s Corporate Headquarters Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda
Record Date March 13, 2015	Voting Your vote is very important and we urge you to vote as soon as possible. See Question and Answer No. 10 on Page 3 for voting instructions.

Voting Matters

Proposal	Board of Directors’ Vote Recommendation	Page References
1. Election of Directors: DominicF. Silvester KennethW. Moore	FOR the Director Nominees	Page 6 (Nominee Biographies) Page 59 (Proposal No. 1)
2. Advisory Approval of Enstar’s Executive Compensation	FOR	Page 31 (Compensation Discussion and Analysis) Page 48 (Summary Compensation Table) Page 49 (Realized Pay for 2014) Page 60 (Proposal No. 2)
3. Ratification of KPMG Audit Limited as the Independent Registered Public Accounting Firm for 2015	FOR	Page 61 (Proposal No. 3) Page 61 (Audit and Non-Audit Fees Table)
4. Acting on Election of Directors for our Subsidiaries	FOR each Subsidiary Director Nominee	Page 63 (Proposal No. 4) Page 70 (Subsidiary Director Nominee Biographies)

Board Composition

The following describes our current Board composition, current committee assignments of each of our directors, and the number of meetings held in 2014.

Director	Primary Occupation	Board of Directors	Compensation Committee	Nominating and Governance Committee	Investment Committee	Audit Committee
Robert J. Campbell*	Partner, Beck Mack and Oliver	Chair	✓	✓	Chair	Chair
Dominic F. Silvester	CEO, Enstar Group Limited	✓
B. Frederick Becker*+	Chairman, Clarity Group, Inc.	✓	Chair	Chair		✓
James D. Carey	Senior Principal, Stone Point Capital	✓			✓
Kenneth W. Moore*	Managing Director, First Reserve	✓	✓		✓	✓
Paul J. O’Shea	EVP and Joint COO, Enstar Group Limited	✓
Sumit Rajpal*	Managing Director, Goldman Sachs & Co.	✓			✓
2014 Meetings		6	5	1	5	5

*Independent Director

+Appointed February 2015

Enstar Group Limited	i	2015 Proxy Statement

Corporate Governance

Enstar is committed to sound governance, and we employ a number of practices that the Board believes are in the best interest of the Company and our shareholders. Highlights of these practices are listed below.

An independent director serves as Chairman of the Board	Maintain separate roles for the Chairman and the CEO
Majority of independent directors, entirely independent Audit, Compensation, and Nominating and Governance Committees	Alignment of pay and performance in executive officer compensation
Regular executive sessions of independent directors	Majority voting standard in uncontested elections of directors
Annual shareholder advisory votes on executive officer compensation	Anti-hedging policies in place (applicable to directors and all employees)
Engaged an independent compensation consultant	No shareholder rights plan (“poison pill”)
Executive officer change of control payments are “double trigger”	Perform robust risk assessment of compensation programs
Strong Code of Conduct that requires all employees and directors to adhere to high ethical standards	Increased the allocation to variable components of equity compensation
Board and Committee oversight of Enterprise Risk Management programs and processes	No tax gross-ups on change of control
No “over-boarding.” None of our current directors serve on the board of directors of more than one other public company	In the process of establishing new board-level Risk Committee and Underwriting Committee for 2015 in order to enhance our Board’s oversight in these areas
Annual Board and Committee performance evaluations are conducted	Subsidiary boards maintain strong governance programs
Long-term incentive plan awards that we grant are designed to minimize equity dilution and burn rate	Equity incentive plan prohibits re-pricing of underwater stock options and SARs

Enstar Group Limited	ii	2015 Proxy Statement

Business Highlights

Enstar delivered strong financial and operational results for 2014. The performance in our core non-life run-off business was the primary driver, with solid contributions from Atrium and our life and annuities segments. This was also a year of integrating the Torus companies that we acquired April 1, 2014. We have made, and continue to make, significant progress in building our Torus active underwriting platform to support our future growth and long-term strategic objectives. Select highlights for the year include:

We increased our fully diluted net book value per share by 13.3% to an all-time high of $119.22 – this is a compound annual growth rate of 17.9% since we became a public company in 2007.
Our net earnings were $213.7 million, an increase of 2.5% from 2013, and our highest annual total net earnings since becoming a public company.

We grew our business with the acquisition of A- rated global specialty insurer Torus, with total growth in reserves partially offset by reserve releases in our run-off companies. Thus far in 2015, we have acquired additional reserves of approximately $1.4 billion related to non-life run-off acquisition activity (not reflected in this table).

Enstar Group Limited	iii	2015 Proxy Statement

Executive Compensation

Philosophy:

We are a rapidly growing company operating in an extremely competitive and changing industry. Our compensation program is based on these core principles:

Induce performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success

Performance-Based Compensation:

Our annual incentive plan is funded based on enterprise-wide net after-tax profits, which we believe reflects and promotes our primary corporate objective of increasing our net book value per share over the long term.

➢        Executive incentive award payments are determined after the performance year by our Compensation Committee based on an evaluation of individual performance and contribution to operating results as well as advancement of our long-term strategic objectives.

➢ Decisions are subjective and not based on mandated, pre-established pay-out formulas, which we believe provides necessary flexibility for compensation in line with our program objectives.

Key Compensation Decisions for 2014 Performance Year:

Reflecting our strong results, acquisition achievements and execution of our strategies to position us for future growth and success, our Compensation Committee made the following key decisions:

➢       Long-Term Incentive Awards – We made long-term incentive compensation grants of cash-settled stock appreciation rights (“SARs”) to our Chief Executive Officer and Joint Chief Operating Officers during 2014 (and to our Chief Financial Officer in early 2015), which vest in full three years from the grant date. The SARs would remain exercisable for one year following vesting. These awards significantly increased the weighting of long-term compensation as a component of total pay awarded for the year, further aligning the interests of our executives and shareholders.

➢       Incentive Bonuses – We reduced incentive bonuses (by 29% for our Chief Executive Officer and on average by 33% for our other executive officers) to allocate compensation to long-term “at risk” incentive awards.

➢ Base Salaries – Base salaries, which had remained flat in 2011, 2012, and 2013, increased by 3% for calendar year 2014, largely reflecting cost of living increases.

Enstar Group Limited	iv	2015 Proxy Statement

Impact of Long-term Incentive Awards on 2014 Compensation:

The change in our compensation program to allocate more compensation to long-term incentive awards had a significant impact on the reported pay of our executives. By making SAR awards designed to drive increases in the value of our Company over the next three to four years, we increased the amount of performance-based / at risk compensation that we awarded to Dominic Silvester, our Chief Executive Officer, to 82% of his reported pay. He will not realize value from the SAR awards, if any, until August 2017. Our other executive officers also received SAR awards, either in 2014 or 2015.

This caused an increase in Chief Executive Officer pay reported in the Summary Compensation Table on page 48 from 2013 to 2014 and a decrease in realized pay, as shown in the Realized Pay Chart on page 49. Pay realized by Mr. Silvester in 2014 was 39% of pay reported for the year.

Enstar Group Limited	v	2015 Proxy Statement

ENSTAR GROUP LIMITED

Windsor Place, 3rd Floor

22 Queen Street

Hamilton, HM JX, Bermuda

PROXY STATEMENT

FOR

2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS

1.	Why am I receiving these proxy materials?

We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Enstar Group Limited (the “Company”) for use at the 2015 Annual General Meeting of Shareholders of the Company to be held on Wednesday, May 6, 2015 at 9:00 a.m. Atlantic time at our Company headquarters, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda and at any postponement or adjournment thereof. These proxy materials are first being sent or given to shareholders on March 26, 2015. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

2.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy are included in the Notice. In addition, shareholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.

We believe that providing access to our proxy materials via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

3.	What is included in these proxy materials?

These “proxy materials” include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2014 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

4.	What matters are being voted on at the Annual General Meeting?

Shareholders will vote on the following proposals at the Annual General Meeting:

1.	To elect two Class III Directors nominated by our Board of Directors to hold office until 2018.

2.	To hold an advisory vote to approve executive compensation.

3.

To ratify the appointment of KPMG Audit Limited (“KPMG”) as our independent registered public accounting firm for 2015 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

Enstar Group Limited	1	2015 Proxy Statement

4.	To act on the election of directors for our subsidiaries.

5.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

5.	What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

1.	“FOR” the nominees to serve on our Board (Proposal No. 1).

2.	“FOR” advisory approval of the resolution on our executive compensation (Proposal No. 2).

3.

“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for 2015 and the authorization of our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 3).

4.	“FOR” each of the subsidiary director nominees (Proposal No. 4).

6.	How can I get electronic access to the proxy materials?

The Notice includes instructions regarding how to:

•	View on the internet our proxy materials for the Annual General Meeting; and

•	Instruct us to send future proxy materials to you by email.

Our proxy materials are also available on our website under “Annual General Meeting Materials” at http://www.enstargroup.com/annual-proxy.cfm.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

7.	Who may vote at the Annual General Meeting?

Only holders of record of our voting ordinary shares as of the close of business on March 13, 2015 (the “record date”) are entitled to notice of and to vote at the Annual General Meeting. Holders of our non-voting convertible common shares are welcome to attend the Annual General Meeting, but may not vote these shares at the meeting or any postponement or adjournment thereof. As used in this proxy statement, the term “ordinary shares” does not include our non-voting convertible common shares. As of the record date, there are 15,805,089 ordinary shares issued and outstanding and entitled to vote at the Annual General Meeting. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares represent 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

Enstar Group Limited	2	2015 Proxy Statement

8.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy materials, were sent directly to you. If you request printed copies of the proxy materials, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

9.	What do I do if I received more than one Notice or proxy card?

If you receive more than one Notice or proxy card because you have multiple accounts, you should provide voting instructions for all accounts referenced to be sure all of your shares are voted.

10.	How do I vote?

We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.

Shareholders of record can vote any one of four ways:

VIA THE INTERNET	You may vote by proxy via the internet by following the instructions provided in the Notice.
BY MAIL	If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
BY TELEPHONE

You may vote by proxy by calling the telephone number found on the internet voting site or on the proxy card, if you received a printed copy of the proxy materials. However, if you plan to vote for subsidiary directors on an individual basis under Proposal No. 4, you can do so only via internet or mail, or in person.

IN PERSON

You, or a personal representative with an appropriate proxy, may vote by ballot at the Annual General Meeting. We will give you a ballot when you arrive. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

Enstar Group Limited	3	2015 Proxy Statement

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

11.	What is the voting deadline if voting by internet or telephone?

If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern time on May 5, 2015.

12.	How can I attend the Annual Meeting?

You may attend the Annual General Meeting if you were an Enstar shareholder of record as of the close of business on March 13, 2015 or you hold a valid proxy for the Annual General Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Annual General Meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

13.	What is the quorum requirement for the Annual General Meeting?

Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted toward the presence of a quorum.

14.	How are proxies voted?

Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, in accordance with the Board’s recommendations as set forth in “What are the Board’s voting recommendations?” above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons voting the proxies.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2015, but not on any other matters being considered at the meeting.

Enstar Group Limited	4	2015 Proxy Statement

15.	What are the voting requirements to approve each of the proposals?

Proposal		Voting Requirements	Effect of Abstentions	Effect of Broker Non-Votes

1.	Election of Directors	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome

2.	Advisory approval of the Company’s executive compensation	Affirmative Vote of Majority of Votes Cast (to be approved on an advisory basis)	No effect on outcome	No effect on outcome

3.	Ratification of the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2015 and to authorize the Board, acting through the Audit Committee, to approve its fees	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome

4.	Election of Subsidiary Directors	Board will Cause our Corporate Representative or Proxy to Vote Subsidiary Shares in the Same Proportion as Votes Received	No effect on outcome	No effect on outcome

16.	Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on May 5, 2015 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering to our Corporate Secretary a written notice of revocation prior to the Annual General Meeting.

17.	Who is paying for the cost of this proxy solicitation?

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

Enstar Group Limited	5	2015 Proxy Statement

CORPORATE GOVERNANCE

Board of Directors

Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for each of our Class III directors expires at this year’s Annual General Meeting; the term of office for each of our Class I directors expires at our annual general meeting in 2016; and the term of office for each of our Class II directors expires at our annual general meeting in 2017. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.

The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. Several of our current directors have served as directors of the Company for a number of years, and during this time, we have experienced significant growth and success. Our directors who have joined in recent years have made significant contributions, drawing on backgrounds that are highly complementary to our growing Company. In February 2015, we were pleased to add B. Frederick (Rick) Becker as a new director.

Particular attributes that are significant to each individual director’s selection to serve on the Board are described below.

Nominees

DOMINIC F. SILVESTER
Director Since: 2001 Age: 54 Class: III Enstar Officer Title: Chief Executive Officer

Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

Skills and Qualifications: As a co-founder and CEO of the Company, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our business strategies and acquisition opportunities on a worldwide basis. Mr. Silvester has served as our CEO since the Company’s inception, demonstrating his proven ability to manage and grow the business.

Enstar Group Limited	6	2015 Proxy Statement

KENNETH W. MOORE
Director Since: 2014 Age: 45 Class: III Enstar Committees: Audit, Compensation, Investment

Biographical Information: Kenneth Moore is a Managing Director of First Reserve, a global energy-focused private equity and infrastructure investment firm, which he joined in 2004. Mr. Moore has overall responsibility for the firm’s capital markets activities both in existing portfolio companies and with regard to its new acquisitions. His responsibilities also include investment origination, structuring, monitoring and strategy. Prior to joining First Reserve, he spent four years with Morgan Stanley in New York. Mr. Moore holds a B.A. degree from Tufts University and an M.B.A. from the Johnson School of Management at Cornell University.

Certain Other Directorships: Mr. Moore has served as a director of Cobalt International Energy, Inc., a publicly traded independent exploration and production company, since 2007. He previously served as a director of Torus Insurance Holdings Limited beginning in 2007 and as the Chairman of its Board from May 2012 until the closing of our acquisition of Torus on April 1, 2014.

Skills and Qualifications: Mr. Moore brings to our Board his 15 years of finance and capital markets experience, and knowledge gained from over a decade in the private equity business, including analyzing companies and their financial statements and selectively making acquisitions and investments. He has also gained valuable experience in serving on the boards of other publicly traded companies.

Continuing Directors

ROBERT J. CAMPBELL
Director Since: 2007 Age: 66 Class: I Enstar Committees: Audit (Chair), Compensation, Investment (Chair), Nominating and Governance

Biographical Information: Robert Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990.

Certain Other Directorships: Mr. Campbell is a director and chairman of the compensation committee of Boulevard Acquisition Corp., a blank check company that completed its initial public offering in February 2014. He previously served as a director of Camden National Corporation, a publicly traded company, from 1999 to 2014.

Skills and Qualifications: Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through over 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key member of our Investment Committee, of which he serves as chairman. In his three years as Chairman, Mr. Campbell has spent considerable time and energy gaining in-depth knowledge of our business, which is significant to the leadership and function of our Board.

Enstar Group Limited	7	2015 Proxy Statement

B. FREDERICK (RICK) BECKER
Director Since: 2015 Age: 68 Class: II Enstar Committees: Audit, Compensation (Chair), Nominating and Governance (Chair)

Biographical Information: Rick Becker is the Chairman of Clarity Group, Inc., a U.S. national healthcare professional liability and risk management organization, which he co-founded over 13 years ago. Prior to co-founding Clarity Group, Inc., he served as Chairman and Chief Executive Officer of MMI Companies, Inc. from 1985 until its sale to The St. Paul Companies in 2000. Mr. Becker has previously served as President and CEO of Ideal Mutual and McDonough Caperton Employee Benefits, Inc., and also served as State Compensation Commissioner for the State of West Virginia.

Certain Other Directorships: Mr. Becker currently serves as a director of private companies West Virginia Mutual Insurance Company, Barton and Associates, Inc., and Dorada Holdings Ltd. (Bermuda).

Skills and Qualifications: Mr. Becker is a valuable addition to our Board, having over 35 years of experience within the insurance and healthcare industries. He has an extensive background in risk management, which enhances our risk oversight and monitoring capabilities. The Board also values Mr. Becker’s corporate governance experience, which he has gained from serving on many other boards over the years. In addition, his previous work on compensation matters makes him well-suited to serve as Chairman of our Compensation Committee.

JAMES D. CAREY
Director Since: 2013 Age: 48 Class: II Enstar Committees: Investment

Biographical Information: James Carey is a senior principal of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident Funds, which invest exclusively in the global financial services industry. Mr. Carey has been with Stone Point Capital and its predecessor entities since 1997. He previously served as a director of the Company from 2001 until January 31, 2007.

Certain Other Directorships: Mr. Carey currently serves on certain boards of the portfolio companies of the Trident Funds, including Citco III Limited, Eagle Point Credit Management LLC, Sedgwick Claims Management Services, Inc., Pierpont Capital Holdings LLC and Privilege Underwriters Inc. He previously served as non-executive chairman of PARIS RE Holdings Limited and as a director of Alterra Capital Holdings Limited, Cunningham Lindsey Group Limited and Lockton International Holdings Limited. Mr. Carey also serves as a director of Torus and the holding companies that we and Trident established in connection with the Atrium/Arden and Torus co-investment transactions.

Skills and Qualifications: Having worked in the private equity business for the past 17 years, Mr. Carey brings an extensive background and expertise in the insurance and financial services industries, making him a valuable asset to our Board. His in-depth knowledge of investments and investment strategies is significant in his role on our Investment Committee, and his experience and insight into active underwriting businesses is also important given our recent acquisitions. We also value his experience serving on boards of directors of a number of companies in the industry, as well as his prior years of dedicated service on our Board.

Enstar Group Limited	8	2015 Proxy Statement

PAUL J. O’SHEA
Director Since: 2001 Age: 57 Class: I Enstar Officer Title: Executive Vice President and Joint Chief Operating Officer

Biographical Information: Paul O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. In his role as an executive officer, he leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

Skills and Qualifications: Mr. O’Shea is a qualified chartered accountant who has spent more than 30 years in the insurance and reinsurance industry, including many years in senior management roles. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry.

SUMIT RAJPAL
Director Since: 2011 Age: 39 Class: I Enstar Committees: Investment
Biographical Information: Sumit Rajpal is a managing director of Goldman, Sachs & Co. He joined Goldman, Sachs & Co. in 2000 and became a managing director in 2007.

Certain Other Directorships: Mr. Rajpal serves as a director on the boards of Ipreo Parent Holdco LLC, ProSight Specialty Insurance Holdings, TransUnion Holding Company, Inc., Safe-Guard Products International, LLC, and Hastings Insurance Group, and is a board observer for SKBHC Holdings, LLC. Mr. Rajpal previously served on the boards of Validus Holdings, Ltd. (from 2008 until February 2011) and USI Holdings Corporation (from May 2007 to December 2012).

Skills and Qualifications: Mr. Rajpal brings to our Board his extensive knowledge of the global insurance and reinsurance industries, which he has gained through years of experience as an investor and director. His expertise in corporate finance and investing is highly valuable to our Board’s oversight of capital planning and our Investment Committee’s oversight of our investment portfolios.

Directorship Arrangements

We have previously entered into the following arrangements relating to directorships:

•

Recapitalization/Merger (2007) – On January 31, 2007, in connection with the merger of one of our wholly-owned subsidiaries with The Enstar Group, Inc. (the “Merger”), we also completed a recapitalization transaction. Pursuant to the terms of the agreement governing the recapitalization, Paul J. O’Shea and Dominic F. Silvester were named directors of the Company.

•

Goldman Sachs Investment (2011) – On April 20, 2011, we entered into an Investment Agreement (the “Investment Agreement”) with certain affiliates of Goldman, Sachs & Co. (“Goldman Sachs”) and, pursuant to the agreement’s terms, Sumit Rajpal was named a director of the Company.

Enstar Group Limited	9	2015 Proxy Statement

•

Torus Acquisition (2014) – On April 1, 2014, we and the Trident V funds completed the acquisition of Torus Insurance Holdings Limited (“Torus”). In connection with the closing, we and First Reserve entered into a Shareholder Rights Agreement under which First Reserve has the right to designate one representative to our Board of Directors. This designation right terminates if First Reserve ceases to beneficially own at least 75% of the total number of voting and non-voting shares acquired by it at the closing. Pursuant to the Shareholder Rights Agreement, Kenneth Moore was named a director of the Company, effective as of the closing.

Independence of Directors

Following the appointment of Mr. Becker on February 25, 2015, our Board currently consists of seven directors, of which five are non-management directors. The Board determined that the following four directors are independent as defined by Nasdaq Marketplace Rule 5605(a)(2):

Current Independent Directors:
Robert J. Campbell	Rick Becker
Kenneth W. Moore	Sumit Rajpal

The Board made these determinations based primarily on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, and discussions with the directors. For details about certain relationships and transactions among us and our executive officers and directors, see “Certain Relationships and Related Transactions” beginning on page 28.

Board Leadership Structure

The Board has separated the positions of Chairman and Chief Executive Officer. Robert J. Campbell, an independent director, has served as Chairman since November 2011 (when our then Chairman and Chief Executive Officer, Dominic F. Silvester, recommended the separation of the positions). The Board believes that separating the roles of Chairman and CEO and having Mr. Campbell serve as Chairman is the most effective leadership structure for us at this time.

Mr. Campbell has served on our Board for over seven years. The Board believes he is well suited to assist with the execution of strategy and business plans, to play a prominent role in setting the Board’s agenda, to act as the liaison between the Board and our senior management, and to preside at Board and shareholder meetings.

Enstar Group Limited	10	2015 Proxy Statement

The Board believes that our corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, including:

➢ the roles of Chairman and CEO are separated;
➢ the Chairman is an independent director;
➢ the Board is comprised of a majority of independent directors;
➢ before or after regularly scheduled Board meetings, the independent directors meet in executive session to review, among other things, the performance of our executive officers; and

➢       the Audit, Compensation and Nominating and Governance committees of the Board are comprised only of independent directors who perform key oversight functions, such as:

•       overseeing the integrity and quality of our financial statements,

•       overseeing risk assessment and management,

•       establishing senior executive compensation,

•       reviewing director candidates and making recommendations for director nominations, and

•       overseeing our corporate governance structure and practices.

The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.

Board Committees

Our Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and an Investment Committee. Each of our committees operates under a written charter that has been approved by our Board. The charters are reviewed annually by each respective committee, which recommends any proposed changes to our Board. Current copies of the charters for all of our committees are available on our website at http://www.enstargroup.com/corporate-governance.cfm. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda.

Our Board of Directors met a total of six times during the year ended December 31, 2014.

Enstar Group Limited	11	2015 Proxy Statement

The primary responsibilities of each of our committees, as well as the current composition of our committees and the number of committee meetings held during 2014, are described below.

Audit Committee

The primary responsibilities of our Audit Committee include:

•    overseeing our accounting and financial reporting process, including our internal controls over financial reporting,

•    overseeing the quality and integrity of our financial statements,

•    reviewing the qualifications and independence of our independent auditor,

•    reviewing the performance of our internal audit function and independent auditor,

•    reviewing related party transactions,

•    overseeing our compliance with legal and regulatory requirements,

•    appointing and retaining our independent auditors,

Committee Members: Robert J. Campbell (Chair) Rick Becker Kenneth W. Moore

•    pre-approving compensation, fees and services of the independent auditors and reviewing the scope and results of their audit, and

•    overseeing the process by which we undertake risk assessment and risk management, including discussing our financial risk exposures and the steps management has taken and is taking to monitor and control such exposures, although we expect some of this oversight to be transitioned to our Risk Committee during 2015.

Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that Messrs. Campbell and Becker qualify as audit committee financial experts pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC. Kenneth J. LeStrange (an independent director) served as a member of our Audit Committee until December 31, 2014. Mr. Becker was appointed to the committee effective February 25, 2015.

Number of Meetings in 2014: 5

Enstar Group Limited	12	2015 Proxy Statement

Compensation Committee

The primary responsibilities of our Compensation Committee include:

•        determining the compensation of our executive officers,

•        establishing our compensation philosophy,

•        overseeing the development and implementation of our compensation programs, including our incentive plans and equity plans,

•        overseeing the risks associated with the design and operation of our compensation programs, policies and practices, and

•        periodically reviewing the compensation of our directors and making recommendations to our Board with respect thereto.

Committee Members: Rick Becker (Chair) Robert J. Campbell Kenneth W. Moore

Each member of the Compensation Committee is a non-management director, is independent as defined in Nasdaq Marketplace Rule 5605(a)(2), and meets the enhanced independence standards applicable to compensation committee members in Nasdaq Marketplace Rule 5605(d)(2) and the Exchange Act. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in “Executive Compensation — Compensation Discussion and Analysis” beginning on page 31. Mr. LeStrange served as Chairman and member of the Compensation Committee until December 31, 2014.

Number of Meetings in 2014: 5

Nominating and Governance Committee

The primary responsibilities of our Nominating and Governance Committee include:

•       identifying individuals qualified to become directors and reviewing any candidates proposed by directors, management or shareholders,

•       recommending committee appointments to the Board,

•       recommending the annual director nominees to the Board and the shareholders,

•       establishing director qualification criteria,

Committee Members: Rick Becker (Chair) Robert J. Campbell

•       supporting the succession planning process, and

•       advising the Board with respect to corporate governance-related matters.

Each member of the Nominating and Governance Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2). Mr. Becker joined the committee as Chairman on February 25, 2015.

Number of Meetings in 2014: 1

Enstar Group Limited	13	2015 Proxy Statement

Investment Committee

The primary responsibilities of our Investment Committee include:

•       determining our investment strategy,

•       developing and reviewing our investment guidelines and overseeing compliance with these guidelines and various regulatory requirements and any applicable loan covenants,

•       overseeing our investments, including approval of investment transactions,

•       overseeing the selection, retention and evaluation of outside investment managers,

Committee Members: Robert J. Campbell (Chair) James D. Carey Kenneth W. Moore Sumit Rajpal Richard J. Harris* David Rocke* Cormac Treanor*

•       overseeing investment-related risks, including those related to the Company’s cash and investment portfolios and investment strategies, and

•       reviewing and monitoring the Company’s investment performance quarterly and annually against plan and external benchmarks agreed from time to time.

Four members of the Investment Committee (Messrs. Campbell, Carey, Moore and Rajpal) are non-management directors, and three members (Messrs. Campbell, Moore and Rajpal) are independent as defined in Nasdaq Marketplace Rule 5605(a)(2).

*Richard Harris is the Company’s Chief Financial Officer. David Rocke is an Executive Vice President of our subsidiary Enstar Limited. Cormac Treanor is Executive Vice President and Group Head of Life of our subsidiary Enstar (US) Inc. The Board has included Messrs. Harris, Rocke and Treanor on the Investment Committee because it believes their respective knowledge and insight in investment and other Company matters provides a significant benefit to the function of the committee. In particular, the Board believes that Mr. Harris’ insight into financial and accounting matters and knowledge of subsidiary portfolios, Mr. Rocke’s involvement in mergers and acquisitions, and Mr. Treanor’s financial services and life insurance experience support the oversight of the Company’s investments and add valuable skill sets to this committee.

Number of Meetings in 2013: 5

Attendance at Meetings

We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent exigent circumstances.

In 2014, during the time they were serving, all of the directors other than Mr. Moore attended at least 75% of the meetings of the Board and the committees of the Board on which the director served and was not recused from attending. Due to our acquisitive business model, from time to time, a special meeting may be required solely with respect to a particular matter, such as an acquisition or significant new business transaction or investment, in which a director may be recused from participating due to a potential conflict of interest between the Company and the business of his primary employer. Where such a matter is the only material purpose for holding the special meeting, it

Enstar Group Limited	14	2015 Proxy Statement

is our practice that a recused director is not eligible to attend the meeting, and accordingly his attendance record would not be impacted. Mr. Moore, who became a director upon the closing of our acquisition of Torus, missed Board and committee meetings held on two consecutive days due to a scheduling conflict identified prior to his appointment.

All directors then serving attended the 2014 annual general meeting of shareholders, other than Mr. Rajpal, who participated in the meeting by telephone as an observer. His telephonic participation was not considered attendance due to our policy requiring in-person attendance for meetings. In addition, in 2014, our independent directors met each quarter in executive sessions without management.

Board Oversight of Risk Management

Effective risk oversight is an important priority for the Board, which has placed strong emphasis on ensuring we have a robust risk management framework to identify, measure, manage, report and monitor risks that affect the achievement of strategic, operational and financial objectives of the Company and our subsidiaries. Our Board and its committees have risk oversight responsibility and play an active role in overseeing management of the risks we face.

The overall objective of our risk management framework is to support good risk governance, support the achievement of business objectives and provide overall benefits to us by adding value to the control environment, and to contribute to an effective business strategy, efficiency in operations and processes, strong financial performance, accurate financial reporting, regulatory compliance, a good reputation with key stakeholders, business continuity planning, and capital planning.

Our enterprise risk management (“ERM”) consists of numerous processes and controls that have been designed by our senior management (including our risk management team), with oversight by our Board and its committees, managed by our senior executives, and implemented by employees across our organization. Risk assumption is inherent in our business, and appropriately setting risk appetite and executing our business strategies in accordance therewith is key to our performance. For more information on ERM, refer to “Item. 1 Business – Enterprise Risk Management (ERM)” beginning on page 33 of our Annual Report on Form 10-K for the year ended December 31, 2014.

The Board and its committees regularly review information regarding, among other things, our operations, loss reserves, acquisitions, credit, liquidity, investments, active underwriting and the risks associated with each. Management is responsible for the Company’s risk management, including identifying, monitoring, prioritizing, and addressing risks, and management reports to the Board and its committees with respect thereto.

Following a review of the Company’s growth and newer business segments, the Board recently determined that it would create a Risk Committee and an Underwriting Committee at the Board level to provide enhanced director oversight and involvement in these areas. During 2015, we expect to approve charters for these committees and appoint committee members, so that full engagement of these committees will commence.

Enstar Group Limited	15	2015 Proxy Statement

Our committees support the Board’s oversight of risk management in the following ways:

Committee	Risk Management Responsibilities
Audit Committee

•        Reviews our overall risk appetite with input from management

•        Reviews our risk management methodologies

•        Oversees management’s execution of our risk management objectives

•        Discusses our financial risk exposures and the steps management has taken and is taking to monitor and control such exposures

•        Receives direct reports from the Company’s Head of Internal Audit, who meets with the committee on a quarterly basis and maintains an open dialogue with the Audit Committee Chairman

•       Receives direct reports on ERM, which is expected to occur during Risk Committee meetings in the coming year

Compensation Committee

•       Oversees risks relating to our compensation programs and plans (as more fully described in “Executive Compensation — Compensation Discussion and Analysis — Compensation Risk Assessment” on page 46)

•       Conducts an annual risk assessment of our compensation programs to ensure they are properly aligned with Company performance and do not provide incentives for our employees to take inappropriate or excessive risks

Nominating and Governance Committee

•       Oversees risks relating to corporate governance matters, including with respect to reviewing Board and Committee composition and the Company’s relations with our shareholders

•       Oversees and supports the Board in management succession planning

Investment Committee

•       Regularly evaluates and tests our investment portfolio and investment strategies under various stress scenarios

•       Oversees compliance with investment guidelines, which assist us in monitoring our investment-related risks

•       Monitors and evaluates our internal investment management department and external investment managers

•       Oversees the Company’s investment systems and technology resources and any associated risks

Director Nominations, Qualifications and Recommendations

When identifying and evaluating director nominees, our Nominating and Governance Committee considers the nominees’ personal and professional integrity, judgment, ability to represent the interests of the shareholders, and knowledge regarding insurance, reinsurance and investment matters, as well as other factors discussed below. The Nominating and Governance Committee has primarily identified candidates through its periodic solicitation of ideas from members of the Board, the Company’s executive officers, and individuals known to the Board or executive officers, although in certain private placement or acquisition-related transactions, parties have obtained the right to designate a board representative.

Enstar Group Limited	16	2015 Proxy Statement

Several members of our Board recommended Rick Becker to the Nominating Committee as a potential candidate to fill the vacancy created by the resignation of Kenneth LeStrange, who left the Board on December 31, 2014 due to time constraints created by his commitments to other business interests. These directors were familiar with Mr. Becker’s experience in the insurance industry and his service on other boards. Members of the Nominating Committee and the Board interviewed Mr. Becker, reviewed his qualifications, and recommended that he be appointed. Our Board of Directors is also continuing its ongoing recruitment efforts to identify additional high-quality independent directors, and has been working with a director search firm to find individuals who meet our criteria and complement and enhance our Board and its committees.

For incumbent directors, the committee reviews each director’s overall service to the Company during the director’s term, including the director’s level of participation and quality of performance. The Nominating and Governance Committee considered and nominated the candidates proposed for election as director at the Annual General Meeting, with the Board unanimously agreeing on the nominees.

Director Qualifications

We seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve the needs of our Company and the interests of our shareholders. While we do not have a formal diversity policy for selection of directors, we consider diversity broadly to include differences of professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry.

Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the Company and navigate our run-off and active underwriting businesses.

Shareholder Recommendations

Shareholders may recommend candidates to serve as directors by submitting a written notice to the Nominating and Governance Committee at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the Nominating and Governance Committee in the same manner as nominees selected by the committee.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was during 2014 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2014, no executive officer served as a member of the compensation committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.

Code of Conduct

We have adopted a Code of Conduct that applies to all of our directors and employees, including all senior executive and financial officers. A copy of our Code of Conduct is available on our website at http://www.enstargroup.com/corporate-governance.cfm by clicking on “Code of Conduct.”

In addition, any shareholder may receive a copy of the Code of Conduct or any of our committee charters in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda. We intend to post any

Enstar Group Limited	17	2015 Proxy Statement

amendments to our Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers, by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period.

Shareholder Communications with the Board

Shareholders and other interested parties may send communications to our Board by sending written notice to:

Enstar Group Limited Attention: Corporate Secretary P.O. Box HM 2267 Windsor Place, 3rd Floor 22 Queen Street Hamilton, HM JX Bermuda

The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director.

Our Corporate Secretary will handle routine inquiries and requests for information. If our Corporate Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, our Corporate Secretary will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each regular meeting of our Board, our Corporate Secretary will present a summary of all communications received since the previous meeting that were not forwarded and will make those communications available to the directors on request.

Enstar Group Limited	18	2015 Proxy Statement

DIRECTOR COMPENSATION

2014 Director Compensation Program

In 2014, our director compensation program included:

•	retainers payable quarterly for non-employee directors, the Chairman of the Board, and each committee chairman; and

•	meeting fees for all Board and committee meetings attended.

Directors who are employees of the Company receive no fees for their services as directors. Mr. Rajpal has waived all fees for his services as a director.

Our director retainer and meeting fees were as follows:

2014 Retainer Fees	Annual Amounts Payable	2014 Meeting Fees	Amounts Payable for Attendance
Non-Employee Directors	$70,000	Board Meetings	$3,500
Chairman of the Board	$50,000	Telephonic Board Meetings	$1,000
Audit Committee Chairman	$10,000	Audit Committee Meetings	$1,500
Compensation Committee Chairman	$5,000	Compensation Committee Meetings	$1,250
Nominating and Governance Committee Chairman	$—	Nominating and Governance Committee Meetings	$—
Investment Committee Chairman	$5,000	Investment Committee Meetings	$1,250

Deferred Compensation Plan

The Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Deferred Compensation Plan”) provides each non-employee director with the opportunity to elect (i) to defer receipt of all or a portion of his cash or equity compensation until retirement or termination and (ii) to receive all or a portion of his cash compensation for services as a director in the form of our ordinary shares instead of cash.

Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director’s “separation from service” as defined under Section 409A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The lump sum share unit distribution will be made in the form of ordinary shares, with fractional shares paid in cash. Non-employee directors electing to receive compensation in the form of ordinary shares would receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable.

Enstar Group Limited	19	2015 Proxy Statement

Director Compensation Table

The following table summarizes the compensation of our non-employee directors who served in 2014, and accordingly does not include Rick Becker, who joined our Board on February 25, 2015. All fees were earned in cash and deferred by the directors under our Deferred Compensation Plan; no stock awards, option awards, or other compensation were paid.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Robert J. Campbell	$167,000	—	$167,000
Charles T. Akre, Jr.(3)	$38,654	—	$38,654
T. Whit Armstrong(3)	$37,404	—	$37,404
James D. Carey	$98,402	—	$98,402
Kenneth J. LeStrange(3)	$100,000	—	$100,000
Kenneth W. Moore	$68,750	—	$68,750
Sumit Rajpal(4)	—	—	—

(1)	The directors elected to defer all of their fees in the form of share units pursuant to the Deferred Compensation Plan. See also footnote 2.

(2)

Share units acquired for services in 2014 under the Deferred Compensation Plan were as follows: (a) Mr. Campbell — 1,181.164 units; (b) Mr. Akre — 281.902 units; (c) Mr. Armstrong — 272.820 units; (d) Mr. Carey – 575.060 units; (e) Mr. LeStrange — 705.866 units; and (e) Mr. Moore — 476.975 units. Total share units under the Deferred Compensation Plan held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table beginning on page 24.

(3)

Messrs. Akre and Armstrong decided not to stand for re-election at last year’s annual general meeting and accordingly resigned from the Board of Directors effective June 10, 2014. Mr. LeStrange resigned from the Board of Directors effective December 31, 2014. Following these resignations, the former directors received the following ordinary shares in settlement of share units held under the Deferred Compensation Plan: (a) Mr. Akre – 5,062 shares; (b) Mr. Armstrong – 6,687 shares; and (c) Mr. LeStrange —1,560 shares. Mr. Armstrong received an additional 14,922 shares in settlement of restricted share units he had received in the Merger in 2007, as well as $113,164 in cash to settle 737.8 deferred units he also received in the Merger.

(4)	Mr. Rajpal has waived all fees for his services.

Program Changes for 2015

In 2014, our Compensation Committee undertook a review of the director compensation program with support from our independent compensation consultant, McLagan. The review was conducted in conjunction with our ongoing recruitment efforts to identify additional high-quality independent

Enstar Group Limited	20	2015 Proxy Statement

directors, which included engaging a director search firm. The search firm provided us with feedback that our director compensation program was significantly below peer median and was unlikely to attract the caliber of candidates we are seeking. The primary deficiency identified in our director compensation program as compared to those of our peers was the lack of an equity retainer. Accordingly, the Compensation Committee recommended that the Board increase the annual non-employee director retainer fee to $150,000, with $75,000 payable in cash and $75,000 payable in restricted stock that is subject to a one-year vesting period. The Board of Directors approved the increase, effective January 1, 2015. Directors may still elect to defer all or a portion of their compensation under the Deferred Compensation Plan. Portions of the equity retainer that are deferred under the plan are subject to the same one-year vesting conditions.

The compensation consultant’s analysis also indicated that the annual Chairman retainer of $50,000 was well below market within our peer group for a non-employee director Chairman. Following a review by the Compensation Committee, the matter was referred to the full Board, which reviewed the market data and assessed the considerable time, effort, and contributions of Mr. Campbell and increased the annual Chairman retainer fee to $100,000, with $50,000 payable in cash and $50,000 payable in restricted stock subject to a one-year vesting period. Mr. Campbell did not participate in any discussions or decisions related to this matter. The increase was effective January 1, 2015.

For information on our peer group, the Committee’s decision to engage McLagan, its assessment of McLagan’s independence, and fees paid to McLagan and its affiliates during 2014, see “Compensation Discussion and Analysis — Competitive Pay and Role of Compensation Consultants” beginning on page 35).

Enstar Group Limited	21	2015 Proxy Statement

EXECUTIVE OFFICERS

Our current executive officers are as follows:

DOMINIC F. SILVESTER

Title: Chief Executive Officer Since: 2001 Age: 54

Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

PAUL J. O’SHEA

Title: Executive Vice President and Joint Chief Operating Officer Since: 2001 Age: 57

Biographical Information: Paul O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

NICHOLAS A. PACKER

Title: Executive Vice President and Joint Chief Operating Officer Since: 2001 Age: 52

Biographical Information: Nicholas Packer has served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He has global responsibility for our insurance and reinsurance company operations, including oversight of our underwriting, claims, commutation, consulting and ceded reinsurance operations. In May 2014, he was named Executive Chairman and Chief Executive Officer of our Torus group of companies. From 1996 to 2001, he was Chief Operating Officer of Enstar (EU) Limited, a wholly-owned subsidiary of Enstar Limited (which is now a subsidiary of the Company). Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. In 1993, Mr. Packer joined Mr. Silvester in operating a run-off business venture in Bermuda. Prior to co-founding the Company, Mr. Packer served as Vice President of Anchor Underwriting Managers Limited from 1991 until 1993. Prior to joining Anchor, he was a joint deputy underwriter at CH Bohling & Others, an affiliate of Lloyd’s of London.

Enstar Group Limited	22	2015 Proxy Statement

RICHARD J. HARRIS

Title: Chief Financial Officer Since: 2003 Age: 53

Biographical Information: Richard Harris has served as Chief Financial Officer of the Company since May 2003. His responsibilities include overseeing our financial reporting, capital management, corporate finance, actuarial matters, tax, investments, and investor relations. Prior to joining the Company, Mr. Harris served as Managing Director of RiverStone Holdings Limited & Subsidiary Companies, the European run-off operations of Fairfax Financial Holdings Limited, from 2000 until April 2003. Previously, he served as the Chief Financial Officer of Sphere Drake Group.

ORLA M. GREGORY

Title: Chief Integration Officer Since: 2015 Age: 40

Biographical Information: Orla Gregory was appointed as Chief Integration Officer in 2015. She previously served as Executive Vice President of Mergers and Acquisitions of our subsidiary, Enstar Limited, since May 2014, and prior to that was Senior Vice President of Mergers and Acquisitions since 2009. She has been with the Company since 2003. Ms. Gregory worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Investment Accountant. Prior to this, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

Enstar Group Limited	23	2015 Proxy Statement

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth information as of March 13, 2015 (unless otherwise provided herein) regarding beneficial ownership of our voting ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our current directors and director nominees;

•	each of the individuals named in the Summary Compensation Table on page 48; and

•	all of our current directors and executive officers as a group.

The following table describes the ownership of our voting ordinary shares, which are the only shares entitled to vote at the Annual General Meeting. In addition to voting ordinary shares, there are a total of 3,439,652 issued and outstanding non-voting ordinary shares. Of these shares, 2,725,637 are Series C non-voting ordinary shares owned by Goldman Sachs that, together with its 665,529 voting ordinary shares, represented an economic interest of over 18% as of March 13, 2015. First Reserve owns 714,015 Series E non-voting ordinary shares that, together with its voting shares, represented an economic interest of over 11.5% as of March 13, 2015. For additional information on our non-voting ordinary shares, refer to Note 14 to our consolidated financial statements beginning on page 212 of our Annual Report on Form 10-K for the year ended December 31, 2014.

Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares	Percent of Class(1)
The First Reserve Partnerships(2)	1,501,211	9.50%
Trident V, L.P. and related affiliates(3)	1,350,000	8.54%
Dominic F. Silvester(4)	1,232,467	7.80%
Beck Mack & Oliver LLC(5)	1,212,961	7.67%
Nicholas A. Packer(6)	319,801	2.02%
Paul J. O’Shea(7)	186,060	1.18%
Robert J. Campbell(8)	178,181	1.13%
Richard J. Harris	66,814	*
James. D. Carey(9)	846	*
Kenneth W. Moore(10)	602	*
Sumit Rajpal(11)	0	*
Rick Becker(12)	0	*
All Current Executive Officer and Directors as a group (10 persons)(13)	1,993,567	12.61%
*	Less than 1%

(1)

Our bye-laws would reduce the total voting power of any U.S. shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)

Based on a Schedule 13D filed jointly on April 11, 2014 by (i) First Reserve Fund XII, L.P. (“First Reserve XII”), (ii) FR XII-A Parallel Vehicle, L.P. (“FR XII-A”), (iii) FR XI Offshore AIV, L.P. (“FR XI Offshore AIV”), (iv) FR Torus Co-Investment, L.P. (“FR Co-Invest”, together with First Reserve XII, FR XII-A and FR XI Offshore AIV, the “First Reserve Partnerships”), (v) First Reserve GP XII

Enstar Group Limited	24	2015 Proxy Statement

Limited (“XII Limited”), (vi) First Reserve GP XII, L.P. (“XII GP”), (vii) FR XI Offshore GP, L.P. (“GP XI Offshore”), (viii) FR XI Offshore GP Limited (“GP XI Offshore Limited”) and (ix) William E. Macaulay. Includes (a) 652,596 ordinary shares owned by First Reserve XII, (b) 11,715 ordinary shares owned by FR XII-A, (c) 809,989 ordinary shares owned by FR XI Offshore AIV, and (d) 26,911 ordinary shares owned by FR Co-Invest. XII Limited is the general partner of XII GP, which in turn is the general partner of each of First Reserve XII and FR XII-A. XII Limited is the general partner of FR Co-Invest. William E. Macaulay is a director of XII Limited, and has the right to appoint a majority of the Board of Directors of XII Limited. By virtue of Mr. Macaulay’s right to appoint a majority of the directors of XII Limited, Mr. Macaulay may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose of or direct the disposition of, the ordinary shares held by each of First Reserve XII, FR XII-A and FR Co-Invest and therefore, Mr. Macaulay may be deemed to be a beneficial owner of such ordinary shares. GP XI Offshore is the general partner of FR XI Offshore AIV. GP XI Offshore Limited is the general partner of GP XI Offshore. Pursuant to the Shareholder Rights Agreement between Enstar and the First Reserve Partnerships and Corsair, Kenneth W. Moore was named to our Board of Directors. Mr. Moore is a Managing Director of First Reserve and has a less than 5% limited partnership interest in GP XI Offshore and XII GP and is a less than 10% owner of GP XI Offshore Limited and XII Limited. See footnote 10 with respect to 602 ordinary shares issuable to Mr. Moore pursuant to the Deferred Compensation Plan and not included in the First Reserve Partnerships’ total reported holdings of 1,501,211 ordinary shares. Each of the above persons and entities, other than the First Reserve Partnerships as to their direct holdings, disclaims beneficial ownership of any of our ordinary shares held by the First Reserve Partnerships. The address of the above persons and entities is c/o First Reserve Management, L.P., One Lafayette Place, Greenwich, Connecticut 06830.

(3)

Based on information provided in a Schedule 13D filed jointly on November 15, 2013 by Trident V, L.P. (“Trident V”), Trident Capital V, L.P. (“Trident V GP”), Trident V Parallel Fund, L.P. (“Trident V Parallel”), Trident V Professionals Fund, L.P. (“Trident V Professionals” and, together with Trident V and Trident V Parallel, the “Partnerships”), Stone Point Capital LLC (“Stone Point”) and SPC Management Holdings LLC. Consists of (a) 773,556 ordinary shares held by Trident V, (b) 542,505 ordinary shares held by Trident V Parallel, and (c) 33,939 ordinary shares held by Trident V Professionals. The sole general partner of Trident V is Trident V GP. The sole general partner of Trident V Parallel is Trident Capital V-PF, L.P. (“Trident Capital V-PF”). The sole general partner of Trident V Professionals is Stone Point GP Ltd. (together with Trident V GP and Trident Capital V-PF, the “GPs”). Each of the GPs holds voting and investment power with respect to the ordinary shares that are, or may be deemed to be, beneficially owned by the respective Partnership of which it is the general partner. In addition, the limited partnership agreements of each of the Partnerships have the effect of conferring dispositive power over the ordinary shares held by the Partnerships to Trident V and Trident V GP. Pursuant to certain management agreements, Stone Point has received delegated authority by the GPs to exercise voting rights of ordinary shares on behalf of the Partnerships, subject to certain limitations, but Stone Point does not have dispositive power over the ordinary shares held by the Partnerships. James Carey, a member of our Board, is a member and senior principal of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident Capital V-PF, and a shareholder and director of Stone Point GP Ltd., which is the general partner of Trident V Professionals. See footnote 9 with respect to 846 ordinary shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in the Partnerships’ total reported holdings of 1,350,000 shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone Point, which may be deemed an indirect beneficial owner. The principal address for Trident V, Trident V GP, Trident V Parallel, Trident V Professionals and Stone Point is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

Enstar Group Limited	25	2015 Proxy Statement

(4)

Includes 490,732 ordinary shares held directly by Mr. Silvester and 741,735 ordinary shares held by the Right Trust (167,000 of which have been pledged to secure a loan). Mr. Silvester and his immediate family are the sole beneficiaries of the Right Trust. The trustee of the Right Trust is R&H Trust Co. (BVI) Ltd., whose registered office is Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands. Mr. Silvester’s address is c/o Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda.

(5)

Based on information provided in a Schedule 13G filed on January 26, 2015 by Beck, Mack & Oliver LLC (“Beck Mack”), a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No one of these clients owns more than 5% of the Company’s ordinary shares. As of December 31, 2014, Beck Mack had shared dispositive power with respect to all of the shares and sole voting power with respect to 1,155,561 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell, which are described in footnote 8.

(6)

Includes (a) 16,695 ordinary shares held directly by Mr. Packer and (b) 303,106 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is R&H Trust Co. (BVI) Ltd.

(7)

Includes (a) 31,629 ordinary shares held directly by Mr. O’Shea and (b) 154,431 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd.

(8)

Includes (a) 50,756 ordinary shares held directly by Mr. Campbell, (b) 42,500 ordinary shares held by a self-directed pension plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,600 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust, and (i) 8,975 ordinary shares issuable pursuant to the Deferred Compensation Plan. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(9)

Includes 846 ordinary shares issuable pursuant to the Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is a senior principal. Mr. Carey disclaims beneficial ownership of these share units, except to the extent of his pecuniary interest therein, if any. Stone Point may be deemed an indirect beneficial owner of these ordinary shares. Does not include (a) 773,556 ordinary shares held by Trident V, (b) 542,505 ordinary shares held by Trident V Parallel, and (c) 33,939 ordinary shares held by Trident V Professionals. These shares are included in the table in the number of shares owned by the Partnerships and are described in footnote 3. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident Capital V-PF (the general partner of Trident V Parallel). Mr. Carey is also a member and senior principal of Stone Point and a shareholder and director of Stone Point GP Ltd., which is the general partner of Trident V Professionals. Mr. Carey disclaims beneficial ownership of the shares held of record or beneficially by the Partnerships, except to the extent of any pecuniary interest therein.

Enstar Group Limited	26	2015 Proxy Statement

(10)

Includes 602 ordinary shares issuable pursuant to the Deferred Compensation Plan. Mr. Moore is an employee of First Reserve Management, L.P., an affiliate of the First Reserve Partnerships. Mr. Moore disclaims beneficial ownership of any securities that may be deemed to be beneficially owned by the First Reserve Partnerships or any of their affiliates.

(11)

Mr. Rajpal disclaims beneficial ownership of the shares that relate to and are described in this footnote (except to the extent of his pecuniary interest therein, if any) and does not otherwise beneficially own any of our ordinary shares. In connection with two closings under the Investment Agreement dated April 20, 2011 among us and GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd., GSCP VI Employee Navi, Ltd., and GSCP VI GmbH Navi, L.P. (collectively, the “Purchasers”), the Purchasers acquired 665,529 ordinary shares in the aggregate in addition to the 2,725,637 Series C non-voting ordinary shares referenced on page 24. Such shares may be deemed to be beneficially owned by Goldman Sachs, a broker or dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Please see the statement on Schedule 13D/A filed on December 27, 2011 by Goldman Sachs, the Purchasers and certain of their affiliates for a description of other of our ordinary shares that could be argued to be beneficially owned by Goldman Sachs, the Purchasers or their affiliates under certain theories. The general partner, managing general partner or other manager of each of the Purchasers is an affiliate of The Goldman Sachs Group, Inc. (“GS Group”). Goldman Sachs is a direct and indirect wholly-owned subsidiary of GS Group. Goldman Sachs is the investment manager of certain of the Purchasers. In accordance with SEC Release No. 34-39538 (January 12, 1998) (the “Release”), this proxy statement reflects the securities beneficially owned by certain operating units (collectively, the “Goldman Sachs Reporting Units”) of GS Group and its subsidiaries and affiliates. This filing does not reflect securities, if any, beneficially owned by any operating units of GS Group whose ownership of securities is disaggregated from that of the Goldman Sachs Reporting Units in accordance with the Release. The Goldman Sachs Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the Goldman Sachs Reporting Units or their employees have voting or investment discretion, or both, and (ii) certain investment entities of which the Goldman Sachs Reporting Units act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the Goldman Sachs Reporting Units. The address of each of the persons mentioned in this paragraph is 200 West Street, New York, New York 10282.

(12)	Mr. Becker was appointed to the Board on February 25, 2015.

(13)	See footnote 4 and footnotes 6 through 12.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 regarding their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.

Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the year ended December 31, 2014, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis.

Enstar Group Limited	27	2015 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Procedures

From time to time, we have participated in transactions in which one or more of our directors, executive officers or large shareholders has an interest. These transactions are described below. All related party transactions require the approval of our Audit Committee (a committee comprised entirely of independent directors), which reviews the transaction for fairness, business purpose, and reasonableness. Each transaction involving the Company and an affiliate entered into during 2014 was approved by our Audit Committee. Investment transactions are also subject to the review and approval of our Investment Committee.

In addition, our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise any proposed or actual transaction that they believe may create a conflict of interest for audit committee consideration and review. In any situation where an Audit Committee member could be perceived as having a potential conflict of interest, that member would be expected to recuse himself from the matter, and the non-interested members of the committee would review the transaction.

On an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he, or any member of his immediate family, has a direct or indirect material interest. A summary of responses from the questionnaires is reported to the Audit Committee.

Investments and Transactions Involving Affiliates of Certain Shareholders

Transactions with Trident and its Affiliates

Following several private transactions occurring from May 2012 to July 2012, Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, “Trident”) acquired 1,350,000 of our ordinary shares (which now constitutes approximately 8.5% of our ordinary shares). On November 6, 2013, we appointed James D. Carey to our Board of Directors. Mr. Carey is the sole member of an entity that is one of four general partners of the entities serving as general partners for Trident, is a member of the investment committees of such general partners, and is a member and senior principal of Stone Point Capital LLC, the manager of the Trident funds.

Prior to Trident’s acquisition of our ordinary shares in 2012, we decided to invest in two funds, Sky Harbor Global Funds (“Sky Harbor”) and Prima Mortgage Investment Trust (“Prima”), which are managed by companies in which the Trident funds have indirect ownership interests. Additional allocations to these investments were approved by our Audit and Investment Committees and made in subsequent years. As of December 31, 2014, we had made aggregate investments of $150.0 million in Sky Harbor, which had an aggregate fair value of approximately $156.1 million. As of December 31, 2014, we had made aggregate investments of $30.0 million in Prima, with an aggregate fair value of approximately $33.9 million. The Sky Harbor and Prima fund managers receive certain fees from us (included within our investment amounts) on terms no less favorable than for similarly situated investors. Subsequent to December 31, 2014, we made a commitment to invest up to an additional $40.0 million in the Prima fund.

During 2014, we made a commitment to invest up to $20.0 million in the Trident VI Parallel Fund, a fund managed by Stone Point Capital LLC. As of December 31, 2014, we had funded $1.8 million of our commitment, and this investment had a fair value of $1.6 million. Fees for this investment have

Enstar Group Limited	28	2015 Proxy Statement

been established on terms no less favorable than for similarly situated investors and are included within our investment amounts.

During 2014, we invested $11.0 million in Eagle Point Credit Fund L.P., which is managed by Eagle Point Credit Management, a company affiliated with entities owned by Trident. Mr. Carey serves as a director of the managing entity. As of December 31, 2014, the fair value of this investment was $11.0 million. The fund manager receives certain fees from us (included within our investment amounts) on terms no less favorable than for similarly situated investors. We also invested $25.5 million in shares of common stock of Eagle Point Credit Company Inc., a registered investment company affiliated with Trident. As of December 31, 2014, the fair value of this investment was $25.6 million. We also have separate accounts managed by Eagle Point Credit Management. The Company incurred approximately $0.1 million in management fees for the year ended December 31, 2014 with respect to these separate accounts.

Before Mr. Carey joined our board, we invested $20.0 million in Sound Point Capital Floating Rate Fund, a fund managed by Sound Point Capital. Mr. Carey has an indirect minority ownership interest in and serves as a director of, Sound Point Capital. As of December 31, 2014, the fair value of this investment was $22.3 million. During 2014, we invested $17.5 million in Sound Point Credit Opportunities Offshore Fund, Ltd., a fund managed by Sound Point Capital. This investment had a fair value of $17.5 million as of December 31, 2014. Sound Point Capital receives certain fees from us (included within our investment amounts) on terms no less favorable than for similarly situated investors.

From time to time, certain of our directors and executive officers have made significant personal commitments and investments in entities that are affiliates of or otherwise related to Trident or Sound Point Capital, including some of the entities listed above. In addition, we have entered into certain agreements with Trident with respect to Trident’s co-investments in the Atrium Underwriting Group Limited (“Atrium”), Arden Reinsurance Company Ltd. (“Arden”), and Torus acquisitions. These include investors’ agreements and shareholders’ agreements, which provide for, among other things: (i) the Company’s right to redeem Trident’s 39.3% equity interest in the Atrium/Arden and Torus transactions in cash at fair market value within the 90 days following the fifth anniversary of the Arden and Torus closings, respectively, and at any time following the seventh anniversary of the Arden and Torus closings, respectively; and (ii) Trident’s right to have its 39.3% equity co-investment interests in the Atrium/Arden and Torus transactions redeemed by the Company at fair market value (which the Company may satisfy in either cash or its ordinary shares) following the seventh anniversaries of the Arden closing and Torus closing, respectively. As of December 31, 2014, we have included $374.6 million as redeemable noncontrolling interest on our balance sheet relating to these Trident co-investment transactions.

Pursuant to the terms of the shareholders’ agreements, Mr. Carey serves as a Trident representative on the boards of Torus and the holding companies established in connection with the Atrium/Arden and Torus co-investment transactions. Trident also has a second representative on these boards who is a Stone Point Capital employee.

Investment in Goldman Sachs Affiliates

Affiliates of Goldman Sachs & Co. (“Goldman Sachs”) own approximately 4.2% of our voting ordinary shares and 100% of our outstanding Series C non-voting convertible common shares. Sumit Rajpal, a managing director of Goldman Sachs, was appointed to our Board in connection with Goldman Sachs’ investment in the Company.

Enstar Group Limited	29	2015 Proxy Statement

We have committed to invest up to $30.0 million in Vintage VI, L.P., a fund affiliated with Goldman Sachs. As of December 31, 2014, we had funded approximately $12.0 million of this investment, which had a fair value of $11.7 million. We have also invested $25.0 million in Goldman Sachs Global Strategic Income Bond Fund, a fund affiliated with Goldman Sachs. As of December 31, 2014, this investment had a fair value of $24.6 million. The fund managers receive certain fees from us (included within our investment amounts) on terms no less favorable than for similarly situated investors.

We have also invested £12.5 million (approximately $20.7 million) in indirect non-voting interests of two companies affiliated with Hastings Insurance Group Limited (“Hastings”). The fair value of this investment as of December 31, 2014 was $25.1 million. Our interests are held in accounts managed by affiliates of Goldman Sachs. Goldman Sachs affiliates have an approximately 50% interest in the Hastings companies, and Mr. Rajpal serves as a director of the entities in which we have invested. In connection with the Hastings investment, Goldman Sachs receives certain fees from us (on terms no less favorable than for similarly situated investors) pursuant to the terms of the documents governing the investments. For the year ended December 31, 2014, these fees totaled approximately $0.3 million.

During 2015, Goldman Sachs Asset Management, a Goldman Sachs affiliate, began providing investment management services to one of our subsidiaries pursuant to an arms-length agreement reflecting customary terms and conditions.

Affiliates of Goldman Sachs own approximately 22% of Global Atlantic Financial Group (“GAFG”), which owns entities that provide reinsurance to Arden. As at December 31, 2014, our total reinsurance recoverable from GAFG entities amounted to $230.5 million. As of December 31, 2014, reinsurance balances recoverable from a particular non-rated GAFG entity with a carrying value of $175.2 million represented 10% or more of our total non-life run-off reinsurance balances recoverable. The $175.2 million recoverable from that GAFG entity at December 31, 2014 was secured by a trust fund. The balance of $55.3 million as of December 31, 2014 was recoverable from GAFG entities rated A- and higher.

Indemnification of Directors and Officers; Director Indemnity Agreements

We have Indemnification Agreements with each of Messrs. Becker, Campbell, Carey, O’Shea, Moore, Packer, Rajpal and Silvester. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under the Company’s governing documents, or any other agreement, any vote of the shareholders of the Company or any applicable law.

Enstar Group Limited	30	2015 Proxy Statement

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

In 2014, we delivered strong financial and operational results, largely consistent with our performance in 2013, primarily as a result of our execution in our core non-life run-off business.

Financial Performance:
During 2014, we:
➢ increased our fully diluted net book value per share by 13.3% to an all-time high of $119.22 – we have a compound annual growth rate of 17.9% since we became a public company in 2007; and
➢ increased our net earnings by 2.5% to $213.7 million, which is our highest annual total net earnings since becoming a public company.

Acquisitions:
In 2014, our total assets increased by 15.3% from $8.62 billion as of December 31, 2013 to $9.94 billion as of December 31, 2014, primarily due to our acquisition of Torus.

➢      We acquired a total of $1.3 billion in additional combined gross loss reserves through 2014 transactions. Taking into account transactions completed in both 2013 and 2014, the combined total acquired gross loss reserves were approximately $3.9 billion.

➢      We made significant strides in executing our strategies at Torus, as we integrated the company, began reducing its expense base, and made other significant operational improvements that we believe position Torus for future success.

➢ Newly acquired Atrium began to contribute to our net earnings, delivering a solid year of performance in challenging market conditions.

After considering these achievements, as well as Company and individual performance, the Compensation Committee (the “Committee”) made the following key compensation decisions with respect to the 2014 performance year for Dominic Silvester, Paul O’Shea, Nicholas Packer, and Richard Harris (who were our four “executive officers” as of year-end):

Key Compensation Decisions:

➢      Long-Term Incentive Awards – We made long-term incentive compensation grants of cash-settled stock appreciation rights (“SARs”) to our Chief Executive Officer and Joint Chief Operating Officers during 2014 (and to our Chief Financial Officer in early 2015), which vest in full three years from the grant date. The SARs would remain exercisable for one year following vesting. These awards significantly increased the weighting of long-term compensation as a component of total pay awarded for the year, further aligning the interests of our executives and shareholders.

➢      Incentive Bonuses – We reduced incentive bonuses (by 29% for our Chief Executive Officer and on average by 33% for our other executive officers) to allocate compensation to long-term “at risk” incentive awards.

➢ Base Salaries – Base salaries, which had remained flat in 2011, 2012, and 2013, increased by 3% for calendar year 2014, largely reflecting cost of living increases.

Enstar Group Limited	31	2015 Proxy Statement

Objectives of our Executive Compensation Program

Our Committee is responsible for establishing the philosophy and objectives of our compensation programs, designing and administering the various elements of our compensation programs and assessing the performance of our executive officers and the effectiveness of our compensation programs in achieving their objectives.

We are a rapidly growing company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company.

Therefore, our goal is to maintain an executive compensation program that will:

Induce performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success

We have specifically identified growing our net book value per share as our primary corporate objective over the long term.

We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by:
successfully completing new acquisitions	effectively managing companies and portfolios of business that we previously acquired	executing on our active underwriting strategies

We also believe that the existing significant level of equity holdings of our executive officers creates alignment with our long-term interests, which the Committee takes into account in deciding what types of compensation to award, and which in recent years has resulted in a limited number of equity-based awards. During 2014, however, the Committee designed and introduced a long-term incentive component in the form of SARs. The new awards are intended to drive increases in the Company’s net book value per share, which we believe will lead to an increase in the value of our Company, and, consequently, our stock price, while minimizing equity dilution.

We have not identified specific metrics or financial targets against which we measure the performance of our executive officers because we believe the structure of our 2011-2015 Annual Incentive Compensation Program (the “Annual Incentive Plan”), as described below, induces performance consistent with our corporate objectives, aligns our executives’ long-term interests with those of our shareholders, and allows for flexibility to respond to performance in a manner not solely based on financial measures when circumstances warrant.

Results of Shareholder Vote on Compensation

At our 2014 annual general meeting, our shareholders approved the compensation of our executive officers with 88.7% of the total votes cast in favor of our executive compensation. The Committee reviewed and discussed the voting results and noted that the voting results were substantially the same as in 2013 when 88.4% of the total votes were cast in favor of our executive compensation. The Committee considered the continued positive shareholder reaction as a factor in making compensation decisions for 2014. It also considered its discussions with our independent

Enstar Group Limited	32	2015 Proxy Statement

compensation consultant, its review of proxy advisory firm reports, and its own views as to how to promote shareholder alignment and achievement of long-term objectives. These factors collectively drove its decision to make a change from prior years and design a new long-term incentive component of executive compensation using cash-settled SARs.

The Committee will regularly review all aspects of our compensation program in determining the best structure to address our unique needs. We will continue to hold future shareholder votes on executive compensation on an annual basis, and the Committee will consider the outcome of our shareholder executive compensation votes each year.

Roles of Executive Officers

The Committee makes compensation determinations for all of the executive officers. As part of the determination process, Mr. Silvester, our Chief Executive Officer, assesses our overall performance and the individual contribution of each member of the executive leadership team. On an annual basis, he reviews the prior year’s compensation and presents recommendations to the Committee for salary and bonus awards for each executive officer. He also makes recommendations regarding the overall size of the executive/employee bonus pool, which is 15% of our consolidated net after-tax profits unless the Committee exercises its discretion to decrease or increase the percentage. For the 2014 performance year, the Committee agreed with Mr. Silvester’s recommendation and reduced the bonus pool marginally to 14.6%. Mr. Silvester was also involved in developing recommendations for the SAR awards made during the year, by working with the independent compensation consultant and the Committee to design the awards. The Committee discusses all recommendations with Mr. Silvester and then meets in executive session without Mr. Silvester present to evaluate the recommendations, review the performance of all of the executive officers, discuss Chief Executive Officer compensation, and make final compensation decisions.

Our Chief Executive Officer and Chief Financial Officer also support the Committee in its work by providing information relating to our financial results and plans, performance assessments of our executive officers, and other personnel-related data. Mr. Harris, our Chief Financial Officer, attends portions of the meetings of our Committee from time to time in connection with performing these functions.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of three principal elements: base salaries, annual incentive compensation and long-term incentive compensation. Executives also receive certain other benefits, including those pursuant to their employment agreements. The table below describes the elements and the other components of our program, each of which are described in more detail later in this proxy statement.

Principal Elements	Description	Key Features
Base Salary	Provides the fixed portion of an executive’s compensation that reflects scope of skills, experience and performance	• Provides a base component of total compensation • Established largely based on scope of responsibilities, market conditions, and individual and Company performance in the preceding year

Enstar Group Limited	33	2015 Proxy Statement

Principal Elements	Description	Key Features
Annual Incentive Compensation	Provides “at risk” pay that reflects annual Company performance and individual performance

•  Aligns executive and shareholder interests

•  Designed to reward performance consistent with our primary corporate objective, influenced in large part by net earnings for the year but with built-in flexibility to allow for consideration of other factors

•  With no mandated pay-out formulas, the Committee can exercise its judgment regarding the quality of both Company and individual performance and set pay appropriately in line with outcomes, strategic objectives and shareholder interests

Long-Term Incentive Compensation

Provides equity-based pay, aimed at incentivizing long-term performance

Includes SARs, which represent the right to receive an amount in cash equal to the appreciation in value of one ordinary voting share of the Company above the fair market value on the grant date

SARs are “at risk,” with the future value dependent on the value of Enstar shares beginning three years from the grant date

SARs are designed to incentivize executives to drive long-term growth in book value

•  Aligns executive and shareholder interests

•  Drives long-term performance and promotes retention

•  New cash-settled SARs create direct alignment of executive compensation with long-term shareholder interests. Delayed vesting (the awards do not vest for three years from the date of grant) drives a focus on long-term success

•  Limited period of exercisability after vesting (one year)

•  Long-term equity grants have historically been limited due to significant existing shareholding positions of executive team

•  Shareholder dilution issues are considered when making equity awards

Other Benefits and Perquisites	Includes retirement benefits, Bermudian payroll and social insurance tax contributions, rental expense in respect of family relocation, and administrative assistance

•  Provides benefits consistent with certain local market practices in our Bermuda location in order to remain competitive in the marketplace for industry talent

•  Promotes retention of executive leadership team

Employment Agreements

Provides certain protections for executives and their families in the event of death or long-term disability, termination, or change in control

Change in control amounts are payable only in a “double trigger” situation where employment is terminated following a change of control

•  Provides Company with protections such as restrictive covenants (non-competition, non-solicitation, confidentiality, etc.)

•  Promotes retention over a multi-year term and a sense of security among the leadership team

•  Provides for current and future needs of the executives and their families

•  Consistent with competitive conditions in Bermuda

Enstar Group Limited	34	2015 Proxy Statement

Compensation Allocations among Elements

There is no pre-established policy or target for the allocation of the components of our program, and the Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component.

The structure of our Annual Incentive Plan has historically been the primary driver of what percentage of our executives’ annual compensation is derived from their bonuses as opposed to their base salaries and the value of their other benefits. In 2014, we reshaped compensation allocations with the introduction of the SARs. While there are still no target percentages, we have allocated more compensation to long-term, equity-based incentives and less compensation to annual incentive plan awards, further aligning our executives and our shareholders.

The Committee also considers the value of previously granted unvested equity-based awards in determining components of current year awards. For example, Mr. Harris was not granted a SAR award in 2014 because the Committee viewed the restricted shares he previously received in 2011 (which completed vesting in February 2015) as an appropriate allocation to long-term incentive compensation during that time.

Although it does not mandate a specific allocation among the components of pay, the Committee believes that a meaningful portion of each executive’s total compensation should be “at risk” and performance based, and our compensation program has traditionally reflected this principle. This year, the SAR awards significantly impacted the mix of pay reported for the 2014 year in the Summary Compensation Table, although our executives would not realize compensation from these awards, if any, until a future year because none of the awards vest until 2017 (or, for Mr. Harris, 2018). For the 2014 performance year, performance-based compensation reported in the Summary Compensation Table constituted 82% of the Chief Executive Officer’s total compensation, and long-term incentives constituted 64% of his total compensation (excluding other benefits and perquisites). On average for all other executive officers, the percentages for 2014 were 82% and 56%, respectively, not including the long-term incentive award made to our Chief Financial Officer in February 2015.

Competitive Pay and Role of Compensation Consultants

The Committee has the authority under its charter to retain compensation consultants and outside legal counsel or other advisors and, before selecting a consultant or advisor, must consider its independence. During 2014, the Committee engaged an independent compensation consultant to

Enstar Group Limited	35	2015 Proxy Statement

provide analysis of executive officer and director compensation and to review the competitiveness of our compensation for a collection of non-executive officer senior managers throughout the organization. The Committee interviewed three compensation consulting firms, and decided to engage McLagan, an Aon Hewitt Company. McLagan reports directly to the Committee and has no personal or business relationship with any Committee member or member of Company management. McLagan provides no other services to the Company. McLagan’s fees for its services were $142,600.

McLagan is a division of Aon plc, the parent company of Aon Risk Solutions, Aon Benfield and Aon Hewitt, which provided brokerage-related services to the Company (primarily in relation to Torus) of approximately $2.8 million in 2014. These brokerage-related services are unrelated to the services provided by McLagan and collectively represented approximately 0.023% of Aon’s revenue in 2014. The Compensation Committee assessed the independence of McLagan in light of applicable SEC and Nasdaq rules and reviewed responses from McLagan addressing factors related to its independence. Following this review, the Committee concluded that McLagan was independent and that its advisory services did not raise any conflicts of interest.

In making compensatory decisions with respect to the 2014 performance year, including assessing whether we were meeting our goal of providing competitive compensation, the Committee reviewed publicly available executive officer compensation information described in the periodic filings for previous years of a group of other publicly traded companies. During 2014, our Compensation Committee and CEO together worked with McLagan to review and refresh this “peer group.” As a result of this process, we eliminated one peer and added five new peers. The peer group selection process was focused on four criteria: (i) industry, (ii) geography (with a significant preference for the use of Bermuda companies), (iii) total shareholders’ equity primarily being within approximately 0.5 to 2.5 times of our total shareholders’ equity, and (iv) total assets primarily being within approximately 0.5 to 2.5 times of our total assets.

We believe only companies in the insurance and reinsurance industries are relevant to market compensatory conditions, although we expanded our selection of companies to include not only the traditional insurance and reinsurance names but also alternative capital reinsurers, as well as one company with a dedicated run-off unit. This was done to provide diversification and also because aspects of the new companies reflect elements that are similar to certain of our operations, and also reflect companies against which we compete for talent. Publicly traded Bermuda companies (or publicly traded companies previously domiciled in Bermuda that maintain prominent Bermuda operations) are most relevant because these are the companies with respect to which Enstar generally competes for talent, and the Committee believes market conditions across other Bermuda-based companies are largely what drives executives’ views as to whether they are compensated fairly and competitively.

While pay at these companies is generally relevant to provide a frame of reference to the Committee in determining executive compensation, the Committee reviewed the compensation paid by these companies for informational and overall comparison purposes only. There was no target percentile or precise position in which we aimed to fall other than to generally be competitive with the compensation we offer our executives. The Committee believes that Enstar is a unique company, which until late 2013 had always been a standalone run-off company, and which continues to have a core focus on run-off business. Given our different business and operations, we believe that formulaic benchmarking against these or other companies would not have been particularly meaningful for the 2014 year, although we will continue to evaluate our methodologies and views in future years.

Enstar Group Limited	36	2015 Proxy Statement

The companies reviewed to provide an overall backdrop to the Committee’s decisions were as follows:

Allied World Assurance Company Holdings	Arch Capital Group	Argo Group International Holdings	Aspen Insurance Holdings	AXIS Capital Holdings
Endurance Specialty Holdings	Everest Re Group	Greenlight Capital Re	Maiden Holdings	Montpelier Re Holdings
OneBeacon Insurance Group	Platinum Underwriters Holdings	RenaissanceRe Holdings	Third Point Reinsurance	Validus Holdings

Base Salaries

The salaries of our Chief Executive Officer and our other executive officers are generally established based on the scope of the executives’ responsibilities, taking into account what the Committee believes to be competitive market compensation for similar positions based on publicly available information available to the Committee. Our goal is to provide base salary levels that are consistent with levels necessary to achieve our compensation objectives of fairly compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. Given the competitive market for highly qualified employees in our industry and our geographic location, we believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers.

Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results and performance, estimates of the cost of living and changes in job duties and responsibilities. Pursuant to the employment agreements we have with our Chief Executive Officer and our other executive officers, once increased, the executive officer’s annual salary cannot be decreased without his written consent. The employment agreements also provide for annual cost-of-living increases, although this did not occur in years such as 2011, 2012, and 2013 when our Chief Executive Officer did not recommend base salary increases (and our Compensation Committee agreed with those recommendations).

Executive base salaries had remained the same in 2011, 2012, and 2013, as the Committee believed the salary levels were appropriately in line with competitive practice and furthered the enterprise-wide focus on managing expenses. The Committee increased 2014 executive base salaries by 3%. The Committee felt an increase was appropriate to reflect its view of cost-of-living adjustments (in particular because salaries had not changed since 2011) and was supported by competitive conditions, as well as very strong Company and individual performance. For 2015, the Committee decided that a further 3% base salary increase was warranted, based on its view of cost-of-living adjustments and Company and individual performance.

Enstar Group Limited	37	2015 Proxy Statement

A summary of the recent annualized base salary levels for our executive officers is set forth below.

Annual Incentive Compensation

Operation of Annual Incentive Plan

We provide performance-based incentive compensation through our Annual Incentive Plan, which sets aside 15% of our consolidated net after-tax profits (before bonus expense) to be allocated among our executive officers and Enstar staff.

The Annual Incentive Plan is designed to reward performance that is consistent with our primary corporate objective of increasing our net book value per share over the long term through growth in our net earnings. The percentage of net after-tax profits comprising the bonus pool will be 15% unless the Committee exercises its discretion to decrease or increase the percentage. The Committee, in accordance with the Chief Executive Officer’s recommendation, elected to reduce the size of the 2014 bonus pool marginally from 15% of net after-tax profits accrued under the terms of the Plan to 14.6% of net after-tax profits. The Chief Executive Officer’s recommendation to reduce the size of the bonus pool was based on his review of the proposed annual incentive awards to employees on an individual and collective basis, and his determination that although the proposed awards did not constitute the full amount of the accrued bonus pool, they remained appropriately in line with Company and individual performance, and achieved the compensation program goals of rewarding performance with fair compensation. The Committee agreed with the Chief Executive Officer’s recommendations. Accordingly, the overall bonus pool was reduced by $1.8 million to $36.5 million.

The allocation of the Annual Incentive Plan pool among our executive officers and the other participants in the plan is the responsibility of the Committee and is based on individual performance and contribution to Company results, as determined by the Committee with significant input from our Chief Executive Officer.

After each year, our Chief Executive Officer assesses our enterprise results and achievements and the contribution of each member of our executive team and makes a recommendation to the Committee as to the allocation of the bonus pool. While the bonus pool is quantified as a percentage of our net after-tax profits, there are no quantitative performance objectives for the recommendation as to individual allocations, nor are specific goals or targets for the executive team established in advance. With no pre-set formulas dictating threshold payouts, the Committee has the flexibility to consider both quantitative and qualitative factors of performance, and set pay appropriately in line with its view of outcomes, strategic objectives, and alignment with shareholder interests. The Committee believes this

Enstar Group Limited	38	2015 Proxy Statement

approach is appropriate given our unique business, which has a core focus of acquiring and managing companies in run-off. The Committee believes this flexibility will also be useful as the Company evolves, because our business now includes active underwriting businesses, which operate differently than our traditional business and require development in order to provide future benefits and profitability. Although there are no caps to our annual incentive discretionary awards, there are similarly no minimum thresholds or guarantees.

The factors considered in evaluating individual performance are the executive’s contribution to our operating results, including the performance of the areas over which each executive has primary responsibility, and the executive’s work towards achieving our long-term strategic goals. The allocations are discretionary and driven by the opinion of both the Chief Executive Officer and the Committee as to how each executive officer and the Company performed when looking back on the year.

2014 Incentive Compensation

For the 2014 performance year, the Committee assessed enterprise results together with each individual’s contribution during the year in making bonus decisions under the Annual Incentive Plan. A significant driver of the 2014 bonus decisions was the implementation of the SARs program, under which our executives were granted the long-term incentive awards described in “Long-Term Incentive Compensation — SAR Awards” below.

Primarily because of the Committee’s decision to allocate more compensation to long-term, equity-based incentives and less to annual incentives, the Annual Incentive Plan bonuses were decreased versus 2013 – for the Chief Executive Officer, by $900,000, or 29.0%, for the Joint Chief Operating Officers, by $900,000, or 33.9%, and for the Chief Financial Officer, by $750,000, or 31.9%. Although the Annual Incentive Plan awards were decreased versus 2013, the Committee viewed the Company’s financial and operational results as strong, consistent and demonstrative of the execution of our business strategies as we began to build out our active underwriting operations.

On a Company-wide basis, the key factors evaluated were as follows:

• We increased our fully diluted net book value per share, which we have identified as our primary corporate objective, by 13.3% to an all-time high of $119.22 per share.
• Net earnings attributable to Enstar increased from $208.6 million in 2013 to an all-time high of $213.7 million in 2014.

• While the 2.5% increase in net earnings was not substantial, it reflected continued high quality performance in the non-life run-off segment (which accounted for $203.3 million in net earnings in 2014 as compared to $199.9 million in 2013), as well as the delivery of strong performance from our Atrium segment (with a contribution of $10.4 million to net earnings in our first full year of ownership) and a steady $10.6 million contribution from the life and annuities segment.

• We successfully partnered with the Trident V funds to complete the acquisition of Torus, an A- rated global specialty insurer, which became our largest active underwriting business following the closing of the transaction on April 1, 2014. The Torus acquisition added approximately $2.5 billion in assets and approximately $1.3 billion in gross loss reserves (with approximately $0.6 billion in non-life run-off reserves).

Enstar Group Limited	39	2015 Proxy Statement

• While fully diluted earnings per share decreased from $12.49 in 2013 to $11.44 in 2014, we issued 1,898,326 voting and 714,015 non-voting ordinary shares as part of the Torus purchase price, which led to an increased number of shares outstanding in 2014. Despite the impact on earnings per share in 2014, we believe the acquisition will be accretive to us in the long term, and we have taken significant steps in 2014 in furtherance of these longer-term objectives.

• We completed 98 commutations and policy buy-backs of assumed and ceded exposures (including the partial commutation of two of our top ten assumed exposures and two of our top ten ceded recoverables as at January 1, 2014).

• We continued to see advancements in our workers compensation claim management capabilities, which we enhanced following the SeaBright Holdings, Inc. transaction in 2013, and which we have continued to develop and expand during 2014.

• In our non-life run-off segment, we negotiated and signed an agreement in August 2014 to acquire Companion Property and Casualty Company from Blue Cross Blue Shield of South Carolina, and we closed the transaction in January 2015. The Companion acquisition has added approximately $1.3 billion in non-life reserves and approximately $1.6 billion in assets and demonstrates continued growth of our core business in the U.S.

• We realized profitable results from our first full year of owning an interest in Atrium, a transaction completed in late 2013. Atrium’s solid performance in a year of challenging industry conditions demonstrates the excellence of the Atrium team and its operations.

• We significantly enhanced our capital resources by achieving investment grade credit ratings, increasing our borrowing capacity under our revolving credit facility (first from $375 million to $500 million and more recently from $500 million to $665 million by bringing Lloyd’s Bank into the lending syndicate), negotiating a release of all previous revolver security pledges, and utilizing new acquisition-specific financing for our Companion transaction, all of which has provided us with significant capital resources to support our growth.

• We made significant progress in re-engineering Torus in a short amount of time following acquisition, including by driving a focus on historically well-performing core business lines, exiting underperforming lines, and managing operating expenses. Attractive business previously written by SeaBright and Companion is now being written through Torus, and other growth opportunities related to the Enstar acquisition pipeline are emerging.

On an individual basis, several of the factors considered in assessing our executives’ performance are described below. These factors formed the basis of Mr. Silvester’s recommendations to the Committee, as well as the Committee’s determinations following its review of his recommendations.

For Mr. Silvester, who as Chief Executive Officer has oversight responsibility for all areas of our business, the Committee considered his leadership in achieving each of the enterprise-wide results described above. The Committee also considered his work in establishing and executing on our growth strategies and evolving our business while continuing to achieve strong financial results. In particular, under his leadership, our entrance into the active insurance business has achieved successful beginnings with a very solid year of performance from Atrium. Significant progress has been made at Torus to lay the groundwork for it to become a successful business, and we began to see business

Enstar Group Limited	40	2015 Proxy Statement

renewal opportunities for Torus alongside Enstar run-off transactions. He continued to execute our U.S. non-life run-off growth with the acquisition of Companion and once again oversaw successful results from our core non-life run-off operations. The Committee also recognized his efforts in working to create future opportunities and positioning the organization for long-term success. In addition, the Committee considered the excellent performance of each of the executives reporting to him, as well as his recruitment and hiring of several top senior managers and development of internal talent, which we expect to support and drive our growing organization.

Mr. O’Shea, our Joint Chief Operating Officer and Executive Vice President, has responsibility for our acquisitions function and contributes to many other aspects of our operations. For 2014, the Committee considered that Mr. O’Shea was instrumental in all aspects of the negotiation and completion of the Torus and Companion acquisitions, which collectively have added approximately $2.5 billion of total assumed loss reserves to our balance sheet. The Committee also considered Mr. O’Shea’s efforts in our completion of loss portfolio transfer and Lloyd’s reinsurance to close transactions in the year. The Committee recognized his many contributions to the Torus and Companion integration and transition efforts, his significant role in working with our active underwriting businesses and our joint venture partners, and his involvement in our relationships with regulators on a global basis, as well as our relationship and communications with A.M. Best. In addition, Mr. O’Shea coordinates the ongoing due diligence of all of our potential acquisitions and new projects, which the Committee believes is key to executing our strategy for continued growth.

Mr. Packer, also a Joint Chief Operating Officer and Executive Vice President, has global responsibility for our insurance and reinsurance company operations, including oversight of claims management, commutation and policy buy-back activities, and our ceded reinsurance function. In May 2014, he was named Executive Chairman and Chief Executive Officer of Torus, and has been instrumental in leading Torus throughout the transition period following the acquisition. The Committee considered Mr. Packer’s significant efforts with respect to progress at Torus during 2014 and the steps taken since the acquisition that are expected to benefit us over the long term. The Committee also considered his continued successful oversight of non-life run-off commutations, as we completed 98 commutations and policy buy-backs of assumed and ceded exposures (including the partial commutation in 2014 of two of our top ten assumed exposures and two of our top ten ceded recoverables as at January 1, 2014). In addition, the Committee recognized our claims management successes, as Mr. Packer oversaw continued development and growth of the claims management team from SeaBright in support of our growing U.S. workers’ compensation portfolio.

Mr. Harris, our Chief Financial Officer, has responsibility for our corporate finance and accounting, actuarial and reserving, financial planning, global tax and investor relations functions, as well as operational oversight of our risk management department. He is also a member of our Investment Committee with operational oversight of our investment function. The Committee recognized Mr. Harris’ significant work in integrating Torus into our public company reporting framework and overseeing its control environment preparedness, as well as providing continued corporate finance and accounting support across our complex organization. Leading our capital planning efforts, Mr. Harris worked with Standard and Poor’s and Fitch to commence our participation in their interactive credit rating agency processes, and during 2014 we received investment grade credit ratings from these two agencies. He also headed negotiations with our lenders for a significant increase to our revolving credit facility from $375 million to $500 million in September 2014, the release of all security previously pledged thereunder, and the acquisition-specific financing for the Companion transaction. In February 2015, he successfully introduced Lloyd’s Bank into the lending syndicate and increased our total revolver borrowing capacity to $665 million. The Committee also recognized his work supporting the functioning of our Board of Directors and managing investor relations.

Enstar Group Limited	41	2015 Proxy Statement

After considering all of these factors, the Committee decided to award bonuses under the Annual Incentive Plan for 2014 in the amounts set forth in the table below. This reflected the Committee’s view of the executive officers’ individual and collective contributions to our primary corporate objective of increasing net book value per share, including by achieving strong net earnings in 2014 and by positioning the Company for future success by executing on key strategic objectives designed to increase net book value over the long term. In establishing each executive officer’s incentive award, the Committee took into account the SAR awards granted to Messrs. Silvester, O’Shea and Packer in August 2014, and the SAR award granted to Mr. Harris in February 2015 (which will not be reported in the Summary Compensation Table until next year). This had the effect of decreasing total annual incentive bonuses versus the 2013 amounts. The Committee also generally evaluated each officer’s compensation against his counterparts at our peer companies for total compensation and relative company performance, and arrived at individual bonuses that it believed, when combined with the other elements of compensation awarded, appropriately reflected performance in light of competitive conditions.

As discussed under “Long-Term Incentive Compensation,” the Committee decided, as it had in the past, to permit our executive officers to choose whether to receive their 2014 bonuses under the Annual Incentive Plan in cash, ordinary shares, or a combination of both. For the year ended December 31, 2014, each recipient elected to receive his bonus in cash.

Long-Term Incentive Compensation

We have established the 2006 Equity Incentive Plan (the “Equity Incentive Plan”) to provide our employees long-term incentive compensation in the form of share ownership, which we believe furthers our objective of aligning the interests of management and the other participants in the plan with the interests of our shareholders. The Equity Incentive Plan is administered by the Committee. The Equity Incentive Plan provides the Committee with the flexibility to make awards at various times and in varying amounts in its discretion and where particular circumstances warrant. In considering whether to make long-term equity-based compensatory awards and how to design them, the Committee takes into account shareholder dilution issues and related concerns. Shares available for issuance under the Equity Incentive Plan can also be used for the purpose of granting bonus shares, which may be issued in lieu of all or a portion of the cash bonus payments under the Annual Incentive Plan.

SAR Awards

During 2014, the Committee reshaped the compensation program by designing and introducing SARs in order to provide an additional element of “at-risk” performance-based compensation that

Enstar Group Limited	42	2015 Proxy Statement

promotes achievement of long-term Company success. As a result of adding this new component to the compensation program, the Committee reduced annual incentive compensation for the year. The Committee’s work with the independent compensation consultant in reviewing the prevalence of long-term incentive practices at our peer companies was also a factor in this decision.

In designing these awards, the Committee sought to incentivize our executives to increase our book value per share, which we believe will lead to an increase in the value of our Company and, consequently, our stock price. The value of awards is tied directly to increases in our stock price, which closely aligns the interests of the executives with those of our shareholders. In 2013 and 2014, we began to build our active underwriting operations by acquiring Atrium and Torus. We believe our expanded business model will provide greater opportunities for us to grow and prosper. Developing and optimizing these capabilities, in particular through our development and integration of Torus, requires time and effort in the short-term to establish the foundation for longer-term results and success. This contributed to the Committee’s decision to establish a delayed vesting period of three years from the grant date, which is designed to further motivate our executives to achieve and realize our objectives over a reasonable time frame.

Noting the existing shareholdings of our executive officers and the Committee’s desire to minimize equity dilution, the Committee determined that the awards should only be able to be settled in cash, based on any appreciation in our stock price at the time of exercise. It also decided to use a limited period of exercisability of one year following vesting in order to (i) incentivize the executives to generate meaningful returns from our active underwriting strategies within the next few years and (ii) establish a limited window for realization, rather than allowing unexercised awards to span across many years.

The table below summarizes the executive SAR awards granted.

Name	SARs Grant Date	Number of SARs	Date of Scheduled Vesting	Exercise Price per SAR(1)	Exercisability Period after Vesting
Dominic F. Silvester	August 13, 2014	250,000	August 13, 2017	$141.10	One year
Paul J. O’Shea	August 13, 2014	183,333	August 13, 2017	$141.10	One year
Nicholas A. Packer	August 13, 2014	183,333	August 13, 2017	$141.10	One year
Richard J. Harris	March 4, 2015	150,000	March 4, 2018	$138.97	One year

(1)	Equal to the closing price of our ordinary shares on the grant date.

Alignment of Pay and Performance

Our executive compensation program links compensation to Company and individual performance over both the short- and long-term. We believe the structure of our Annual Incentive Plan and the decisions of our Committee with respect to bonus awards are strongly aligned with our primary corporate objective of increasing net book value per share, which is our key performance indicator, and net earnings attributable to Enstar. The plan also allows the Committee the flexibility to award bonuses based on its view of performance, including qualitative factors that may not always be reflected in the operating results, or that benefit our long-term objectives but may not be fully apparent when looking at a one-year period.

Although the full grant date fair value of our executive SAR awards is reported as 2014 compensation, the Committee believes the awards are designed to pay for performance across a multi-year period. Executives would realize value from the awards, if any, only in the year following the completion of the three-year vesting period. The Committee believes that tying the value of the awards directly to the Company’s stock price provides true alignment with an investor’s view of our performance over this time.

Enstar Group Limited	43	2015 Proxy Statement

Other Benefits and Perquisites

We provide certain additional benefits in furtherance of our objective of retaining and attracting key talent to our Bermuda headquarters. Our executive officers participate in the same group insurance and employee benefit plans, including medical and dental insurance, long-term disability insurance and life insurance, on the same basis as our other Bermuda salaried employees. We pay the employee’s share of Bermudian government payroll and social insurance taxes for all of our Bermuda employees, including our executive officers, which we believe is common practice at other Bermuda-based public companies. Our executive officers also receive payment in lieu of a retirement benefit contribution, as described below under “Retirement Benefits.” Because our business is global but our headquarters are in Bermuda, many of our executives have relocated from their home countries, which results in them maintaining a second residence or having to travel to see family who may be in a different location, and we may provide reimbursements to help defray certain costs. During 2014, we reimbursed Mr. Silvester for rental expenses related to the relocation of his family to be with him in Bermuda. We also provide Mr. Silvester with certain financial, accounting and administrative services.

Executive Employment Agreements

Compensation of our executive officers is governed in part by the employment agreements we have in place with each of Messrs. Silvester, O’Shea, Packer, and Harris. The employment agreements originated with our 2007 merger with The Enstar Group, Inc. The agreements were a key part of the transaction, in recognition of the significance of securing the executive team for a number of years, which was deemed fundamental to our success following the merger. The agreements were also designed to continue to motivate the executives by providing competitive compensation, while promoting a sense of security for the team as we entered into our next stage. Executive employment agreements were and continue to be common features in many of our peers’ compensation programs.

As the initial five-year term of the 2007 employment agreements came to an end in the early part of 2012, the Committee re-assessed the agreements, and decided to ask each executive to agree to an extension for an additional five-year term. In reviewing the original objectives of the contracts, the Committee determined that the management team, which consists of our three co-founders and the Chief Financial Officer (who has served in that role with us since 2003), remains essential to our success, as demonstrated by the substantial growth and success of the Company since 2007. The Committee believed that securing the executive leadership team for an additional five-year term, and re-establishing protective covenants for us regarding non-competition, non-solicitation, and confidentiality, were of key importance to us. In addition, it was the Committee’s judgment that renewing the agreements would continue to motivate the executives and promote their sustained level of high performance, and further was in line with the overall objectives of our executive compensation programs. In August 2014, in light of the Company’s long-term goals and strategic objectives, the Committee looked to further secure the executive team by extending the terms of the current contracts an additional year. Following these extensions, the agreements are scheduled to expire December 31, 2017. See “Executive Compensation Tables — Employment Agreements with Executive Officers” below for a summary of these employment agreements.

Post-Termination Payments

Our employment agreements with Messrs. Silvester, O’Shea, Packer and Harris each provide for certain benefits in the event of a change in control followed by termination of the executive’s employment for specified reasons (referred to as a “double trigger”), including a cash payment, accelerated vesting of equity awards, family medical benefits, and, in certain circumstances, payment of incentive bonus. We believe these benefits are common features in many of our peers’ compensation programs. See “Executive Compensation Tables — Employment Agreements with

Enstar Group Limited	44	2015 Proxy Statement

Executive Officers” below for a summary of these employment agreements. The terms of each employment agreement reflect arm’s length negotiations between us and the executive officer.

Separately from our employment agreements and equally applicable to any employee participant, our Equity Incentive Plan and Annual Incentive Plan provide that plan participants receive certain vesting benefits upon a change in control, unless determined otherwise by the Committee. These benefits are described below in “Executive Compensation Tables — Potential Payments upon Termination or Change in Control.”

Other Matters

Hedging Prohibition and Share Ownership Guidelines

Under our Code of Conduct, our employees, officers, and directors are prohibited from engaging in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and are also prohibited from trading in derivatives in our securities, such as exchange-traded put or call options and forward transactions.

We currently do not require our executive officers to own a particular amount of our ordinary shares. The Committee is satisfied that the substantial equity holdings of each of our executive officers are sufficient at this time to provide motivation and to align this group’s interests with the interests of our shareholders without formal share ownership guidelines. Our executive officers beneficially own in aggregate over 11% of our ordinary shares outstanding, and each individual executive beneficially owns shares with a fair market value in excess of several multiples of his base salary.

Financial Restatements/Disgorgements

The Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement, although, as a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances would apply to us. Our Committee believes that this issue is best addressed if the need actually arises, when all of the facts regarding the restatement are known. Once final rules are released regarding clawback requirements under the Dodd-Frank Act, we intend to consider adoption of responsive policies.

Our Equity Incentive Plan provides that the Committee has the authority to require disgorgement of any profit, gain or other benefit received in respect of restricted shares and options for a period of up to 12 months prior to the grantee’s termination for cause.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our U.S. source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited U.S. source income, this limitation has not historically impacted our decisions regarding executive compensation.

We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Enstar Group Limited	45	2015 Proxy Statement

Compensation Risk Assessment

As part of our risk management practices, the Committee reviews and considers risk implications and incentives created by our executive compensation program and our compensation policies and practices for the Company as a whole. At the Committee’s direction, representatives from our risk management and legal departments conducted a risk assessment of our compensation policies and practices for executives and all employees, which was discussed and reviewed by the Committee. Through this review, the Committee has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on us.

In connection with this assessment, the following factors were noted:

• With respect to executive officer compensation, the Committee has discretion in making bonus awards and other compensatory decisions based on both quantitative and qualitative factors and is not tied into pre-established pay-out formulas that may not account for a subjective view of performance (thus taking risks to achieve a certain level of financial results is not incentivized). While there are no maximum limits, there are similarly no minimum threshold payouts or guarantees.

• Each executive has meaningful equity holdings, creating alignment between the executives’ interests and our long-term objectives, which discourages inappropriate or excessive short-term risks.
• The Company has a robust enterprise risk management framework.

• The Committee believes that the bonus structure addresses current market conditions because the measure of net after-tax profits encompasses all aspects of our performance, including, among many other factors, market-sensitive areas such as the performance of our investment portfolio.

• Because the bonus pool is funded annually based on a percentage of net after-tax profits, employees are not incentivized to take inappropriate or excessive risks in any particular year to the detriment of our long-term success, as doing so would negatively affect the amount of the bonus payments in future years. Executives and employees with long-term incentive compensation awards are similarly incentivized not to take excessive short-term risks that jeopardize long-term Company value.

• The Committee believes that the executive team, which together has led us for over a decade, has driven an enterprise-wide culture that has historically stressed that only appropriate risks should be undertaken and has instilled a level of discipline across the business.

• Employees are made aware of the design of the Annual Incentive Plan and its discretionary and non-guaranteed nature.
• We have a “no hedging” policy, and employees are prohibited from trading in derivatives of our securities.

Enstar Group Limited	46	2015 Proxy Statement

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2014.

COMPENSATION COMMITTEE

Robert J. Campbell

Kenneth W. Moore

Enstar Group Limited	47	2015 Proxy Statement

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth compensation earned in 2014, 2013 and 2012 by our Chief Executive Officer, Chief Financial Officer and our two other executive officers serving as of December 31, 2014. These individuals are referred to in this proxy statement as the “executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Dominic F. Silvester	2014	$2,165,060	$2,200,000	$7,696,850	(1)	$600,326	(2)	$12,662,236
Chief Executive Officer	2013	$2,102,000	$3,100,000	$—		$557,533		$5,759,533
	2012	$2,102,000	$2,450,000	$—		$481,602		$5,033,602
Richard J. Harris	2014	$1,186,560	$1,600,000	$—		$155,912	(3)	$2,942,472
Chief Financial Officer	2013	$1,152,000	$2,350,000	$—		$152,456		$3,654,456
	2012	$1,152,000	$2,000,000	$—		$152,456		$3,304,456
Paul J. O’Shea	2014	$1,186,560	$1,750,000	$5,644,346	(1)	$155,912	(3)	$8,736,818
Executive Vice President and Joint Chief Operating Officer	2013	$1,152,000	$2,650,000	$—		$152,456		$3,954,456
	2012	$1,152,000	$2,000,000	$—		$152,456		$3,304,456
Nicholas A. Packer	2014	$1,186,560	$1,750,000	$5,644,346	(1)	$155,912	(3)	$8,736,818
Executive Vice President	2013	$1,152,000	$2,650,000	$—		$152,456		$3,954,456
and Joint Chief Operating Officer	2012	$1,152,000	$2,000,000	$—		$152,456		$3,304,456

(1)

The amount reported reflects the grant date fair value of cash-settled SARs of $30.79 per SAR calculated using the Black-Scholes option-pricing model. The assumptions used in calculating these amounts are incorporated by reference to Note 16 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The amounts reported do not reflect our accounting expense for these awards during the fiscal year and may not represent the amounts that our executives will actually realize from the awards. For Messrs. Silvester, O’Shea and Packer, the amounts reported are based on 250,000, 183,333, and 183,333 cash-settled SARs, respectively, granted on August 13, 2014 with an exercise price of $141.10.

(2)

Represents amounts attributable to Mr. Silvester for personal financial, accounting and administrative matters ($281,814), certain rental expenses related to his family’s relocation to Bermuda ($64,750), payment in respect of retirement benefit contribution ($216,506) (which is a benefit we provide to all of our Bermuda-based employees) and payment of his share of Bermudian payroll and social insurance tax ($37,256) (which is a benefit we provide to all of our Bermuda-based employees).

(3)

Represents cash payment in respect of retirement benefit contribution ($118,656) (which is a benefit we provide to all of our Bermuda-based employees) and payment of the employee’s share of Bermudian payroll and social insurance tax ($37,256) (which is a benefit we provide to all of our Bermuda-based employees).

Enstar Group Limited	48	2015 Proxy Statement

Realized Pay for 2014

The vast majority of pay reported for this year in the Summary Compensation Table on page 48 relates to the executive SAR awards implemented in 2014. We are required to report the grant date fair value of the SARs in the Summary Compensation Table, even though the ability of our executives to realize value from these awards is contingent on our future performance. None of the awards are scheduled to vest until the third anniversary of the grant date. Thereafter, our executives would have one year to exercise the SARs before they expire. Our stock price must have appreciated by the exercise date for any value to be realized from these SARs.

The bar chart below compares the amount of compensation reported in the Summary Compensation Table to the amount of compensation that our executives realized for the year.

Grants of Plan-Based Awards in 2014

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of the Option Awards($)	Grant Date Fair Value of Stock and Option Awards ($)
Dominic F. Silvester	August 13, 2014	250,000	$141.10	$7,696,850
Paul J. O’Shea	August 13, 2014	183,333	$141.10	$5,644,346
Nicholas A. Packer	August 13, 2014	183,333	$141.10	$5,644,346

(1)	Represents cash-settled SARs that vest in full on August 13, 2017 and remain exercisable for one year. No shares of stock will be issued upon exercise.

Employment Agreements with Executive Officers

We have employment agreements with Messrs. Silvester, O’Shea, Packer and Harris, originally effective as of May 1, 2007. In April 2012, we and Messrs. Silvester, O’Shea, Packer and Harris agreed to extend the employment agreements for additional five-year terms ending December 31, 2016, and in August 2014, each agreed to extend the employment agreements for an additional year. The employment agreement terms end on December 31, 2017.

Enstar Group Limited	49	2015 Proxy Statement

The material terms of each of the employment agreements are substantially the same, except as otherwise noted below. Under the employment agreements, the executives are each entitled to an annual base salary (which is set forth in the Summary Compensation Table above) and are eligible for incentive compensation under our incentive compensation programs. The employment agreements also provide that an increase in an executive officer’s base salary with respect to each subsequent year may not be less than the product of the executive officer’s base salary multiplied by the annual percentage increase in the retail price index for the United States, as reported in the most recent report of the U.S. Department of Labor for the preceding year. Our executives waived the formulaic calculations of cost-of-living increases to their respective base salaries for 2014, although the Committee considered its own views on whether to increase base salaries as described above in “Compensation Discussion and Analysis — Base Salaries.”

The executives are also entitled to certain employee benefits, including (i) life insurance benefits in the amount of five times base salary, (ii) medical and dental insurance for the executive, his spouse and any dependents, (iii) long-term disability insurance, and (iv) payment of an amount equal to 10% of the executive’s base salary each year in lieu of a retirement benefit contribution. For Messrs. Silvester and Packer, the agreements also provide reimbursement for one family trip to/from Bermuda each year, if taken. The amount of these benefits paid to the executives for the years ended December 31, 2014, 2013 and 2012 is reflected in the “All Other Compensation” column of the Summary Compensation Table above.

The employment agreements also provide for certain “double trigger” benefits upon termination of employment for various reasons, as described below in the section entitled “Potential Payments upon Termination or Change in Control.”

In addition, each employment agreement provides the Company with certain protections in the form of restrictive covenants, including that if the executive fails to remain employed through the current term, he has agreed not to compete with us for an 18-month period following the date employment ceases (except in the event his employment is terminated by us “without cause” or by the executive with “good reason”). The agreements also include restrictive covenants regarding non-solicitation, confidentiality, and non-disparagement.

After the current term ends, each agreement renews for additional one-year periods unless either party gives 120 days’ prior written notice to terminate the agreement.

Equity Incentive Plan

We maintain the Equity Incentive Plan, which provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: incentive stock options, nonqualified stock options, performance shares, performance share units, SARs, restricted shares, restricted share units, bonus shares and dividend equivalents.

The maximum aggregate number of ordinary shares subject to each of the following types of equity awards granted to an employee during any year under the plan is 120,000 shares: options, equity-settled SARs, performance shares, performance share units and bonus shares. Awards that may only be settled in cash awards, such as cash-settled SARs, are not subject to this maximum limit. The Compensation Committee has broad authority to administer the plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine any limitations, restrictions or conditions applicable to each award, and determine the terms of any agreement or other document that evidences an award.

Enstar Group Limited	50	2015 Proxy Statement

Enstar Group Limited 2011-2015 Annual Incentive Compensation Program

The Annual Incentive Plan was adopted by the Board in 2011 to replace the substantially similar 2006-2010 Annual Incentive Program. The purpose of the plan, which is administered by the Compensation Committee, is to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability, which we believe primarily drives growth in our net book value in furtherance of our primary corporate objective. The Annual Incentive Plan provides for the grant of annual bonus compensation (a “bonus award”) to certain officers and employees of the Company and its subsidiaries, including our executive officers.

The aggregate amount available for bonus awards for each year through 2015 is determined by the Compensation Committee based on a percentage of our consolidated net after-tax profits (before bonus expense). The percentage will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the year. The Compensation Committee determines, at its sole discretion, the amount of the bonus award paid to each participant. For the year ended December 31, 2014, the Committee, agreeing with the recommendation of our Chief Executive Officer, decided to reduce the percentage to 14.6%. The Chief Executive Officer’s recommendation to reduce the size of the bonus pool was based on his review of the proposed annual incentive awards to employees on an individual and collective basis, and his determination that although the proposed awards did not constitute the full amount of the accrued bonus pool, they remained appropriately in line with Company and individual performances, and achieved the compensation program goals of rewarding performance with fair compensation. The overall executive/employee bonus pool was $36.5 million for 2014.

Bonus awards are payable in cash, ordinary shares or a combination of both. Ordinary shares issued in connection with a bonus award will be issued pursuant to the terms and subject to the conditions of the Equity Incentive Plan.

Retirement Benefits

We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom and the United States. On an annual basis, our Bermuda employees including each of Messrs. Silvester, O’Shea, Packer and Harris, receive an amount equal to 10% of their base salaries in respect of a retirement benefit contribution. The amounts paid to Messrs. Silvester, O’Shea, Packer and Harris are included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table above.

Additional Benefits

Amounts for other benefits included in the “All Other Compensation” column of the Summary Compensation Table are described in “Compensation Discussion and Analysis — Other Benefits and Perquisites.”

Enstar Group Limited	51	2015 Proxy Statement

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the executive officers at December 31, 2014.

	Option Awards(1)				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Dominic F. Silvester	—	250,000	$141.10	August 13, 2018	—		$—
Richard J. Harris	—	—	—	—	12,500	(2)	$1,911,125	(3)
Paul J. O’Shea	—	183,333	$141.10	August 13, 2018	—		$—
Nicholas A. Packer	—	183,333	$141.10	August 13, 2018	—		$—

(1)	Represents cash-settled SARs that vest in full on August 13, 2017 and remain exercisable for one year. No shares of stock will be issued upon exercise.

(2)	All of these shares vested on February 23, 2015.

(3)	Based on $152.89 per share, the closing price of our ordinary shares on December 31, 2014.

Option Exercises and Stock Vested during 2014 Fiscal Year

The following table sets forth information regarding the vesting of restricted shares held by the executive officers during the 2014 fiscal year.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dominic F. Silvester	—	$ —
Richard J. Harris	12,500	$1,575,000(1)
Paul J. O’Shea	—	$ —
Nicholas A. Packer	—	$ —

(1)	Based on $126.00 per share, the closing price of our ordinary shares on February 21, 2014 (the last trading day before the vesting date).

Potential Payments upon Termination or Change in Control

This section describes payments that would be made to our executive officers following termination of employment or upon a change in control of the Company. In the first part of this section, we describe benefits under employment agreements and general plans that apply to any executive officer participating in those plans. We then provide estimated amounts of benefits assuming the occurrence of certain hypothetical events as of December 31, 2014.

Executive Officer Employment Agreements

The executive officers are entitled to certain benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts earned but not yet paid.

Enstar Group Limited	52	2015 Proxy Statement

Under the employment agreements, “cause” means: (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his duties following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board following written notice and failure by the executive officer to cure such failure within 30 days.

Under the employment agreements, without “good reason” means resigning in circumstances other than: (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda without his consent, or (iii) any material reduction in the executive officer’s duties or authority.

Termination for “Cause” or Voluntary Termination without “Good Reason.” If we terminate the employment agreement of an executive officer for “cause,” or if an executive officer voluntarily terminates his employment agreement with us without “good reason,” we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.

Termination “without Cause” or Termination with “Good Reason.” The executive officer is entitled to the benefits described below if: (i) we terminate the executive officer’s employment “without cause” or (ii) the executive officer terminates his employment with “good reason”:

•	any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination;

•	a lump sum amount equal to three times the executive officer’s annual base salary;

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months;

•	vesting of each outstanding unvested equity incentive award, if any, granted to the executive officer before, on or within three years of the effective date of the employment agreement; and

•

for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year (an “Incentive Plan Payment”). Because we currently do not tie incentive plan payments to a specific performance target, any Incentive Plan Payment would be made at the discretion of the Compensation Committee taking into account the executive officer’s performance while employed by the Company.

Termination following a Change in Control. The employment agreements are “double trigger” in nature, meaning that in the event of a change in control as defined in the employment agreements, the executive officer is entitled to the prescribed employment agreement benefits only following termination of employment. Termination of employment must be either: (i) termination by us “without cause” or (ii) termination by executive only with “good reason”. The termination must also occur within one year of a change in control. If these conditions are met, the executive would be entitled to the same benefits described above under “Termination without Cause/Termination with Good Reason” (although each outstanding unvested equity incentive award would vest irrespective of the time since the date of grant).

Enstar Group Limited	53	2015 Proxy Statement

If the executive ends his employment following a change in control without “good reason,” the executive would receive only earned but unpaid compensation as of the termination date under his employment agreement.

Death of Executive. In the event of an executive officer’s death, his employment agreement automatically terminates, and his designated beneficiary or legal representatives are entitled to:

•	a lump sum payment equal to five times the executive officer’s annual base salary in effect at the time of his death, pursuant to life insurance benefits we maintain;

•	an Incentive Plan Payment reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed (a “Pro Rata Incentive Plan Payment”); and

•	continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months following his death.

Disability of Executive. Either the executive officer or we may terminate his employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he is entitled to:

•	any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of such termination;

•	his base salary for a period of 36 months (with base salary payments being offset by any payments to the executive officer under disability insurance policies paid for by us);

•	a Pro Rata Incentive Plan Payment; and

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months.

Equity Incentive Plan

Under the Equity Incentive Plan, upon the occurrence of a change in control as defined in the plan: (i) forfeiture provisions and transfer restrictions with respect to restricted shares and restricted share units would immediately lapse; (ii) each option and SAR then outstanding would become immediately exercisable, and would remain exercisable throughout its entire term, unless exercised, cashed out or replaced; and (iii) any target performance goals or payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares would be deemed to have been fully attained.

Forfeiture provisions and transfer restrictions with respect to restricted shares granted under the Equity Incentive Plan generally lapse upon a participant’s death or disability. Upon any other termination of employment, any unvested restricted shares or options are forfeited immediately. In addition, the Compensation Committee may require a grantee of restricted shares to disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of restricted shares for a period of up to 12 months prior to grantee’s termination for cause. The disgorgement authority applicable to restricted shares would also apply to stock options. The vesting of any outstanding stock options would accelerate upon retirement, death or disability.

Annual Incentive Plan

Under the Annual Incentive Plan, a change in control would accelerate payment of bonuses by changing the measurement period to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control.

Enstar Group Limited	54	2015 Proxy Statement

Hypothetical Payments and Benefits

The following table sets forth the benefits payable to each executive officer assuming the occurrence of certain hypothetical events on December 31, 2014.

Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Termination for Good Reason, Company Termination Without Cause(2)		Change in Control	Death	Disability
Dominic F. Silvester
Base Salary	$—	$6,495,180	(3)	$—	$—	$6,195,180	(4)
Bonus(5)	—	2,200,000		—	2,200,000	2,200,000
Medical Benefits(6)	—	125,189		—	125,189	125,189
Life Insurance	—	—		—	10,825,300	—
Accelerated Vesting(7)	—	2,947,500		2,947,500	2,947,500	2,947,500
TOTAL	$—	$11,767,869		$2,947,500	$16,097,989	$11,467,869
Richard J. Harris
Base Salary	$—	$3,559,680	(3)	$—	$—	$3,259,680	(4)
Bonus(5)	—	1,600,000		—	1,600,000	1,600,000
Medical Benefits(6)	—	81,651		—	81,651	81,651
Life Insurance	—	—		—	5,932,800	—
Accelerated Vesting(8)	—	1,911,125		1,911,125	1,911,125	1,911,125
TOTAL	$—	$7,152,456		$1,911,125	$9,525,576	$6,852,456
Paul J. O’Shea
Base Salary	$—	$3,559,680	(3)	$—	$—	$3,259,680	(4)
Bonus(5)	—	1,750,000		—	1,750,000	1,750,000
Medical Benefits(6)	—	90,573		—	90,573	90,573
Life Insurance	—	—		—	5,932,800	—
Accelerated Vesting(7)	—	2,161,496		2,161,496	2,161,496	2,161,496
TOTAL	$—	$7,561,749		$2,161,496	$9,934,869	$7,261,749
Nicholas A. Packer
Base Salary	$—	$3,559,680	(3)	$—	$—	$3,259,680	(4)
Bonus(5)	—	1,750,000		—	1,750,000	1,750,000
Medical Benefits(6)	—	147,628		—	147,628	147,628
Life Insurance	—	—		—	5,932,800	—
Accelerated Vesting(7)	—	2,161,496		2,161,496	2,161,496	2,161,496
TOTAL	$—	$7,618,804		$2,161,496	$9,991,924	$7,318,804

(1)

Upon termination, the executive officer would be entitled only to amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned but not yet paid on the date of termination.

(2)

Pursuant to the “double trigger” nature of the executive officer employment agreements, any executive officer terminated without cause or resigning with good reason within one year of a change in control would receive benefits equivalent to those set forth in this column.

(3)	Reflects a lump sum payment equal to three times annual base salary in effect on December 31, 2014.

(4)

Reflects annual base salary in effect on December 31, 2014 for a period of 36 months, payable in accordance with our regular payroll practices, which would be offset by any amounts we recover under disability insurance policies paid for by us.

(5)

Because bonus payments in any year are discretionary, the bonus amount is assumed to be equal to the actual bonus awarded to the executive officer under the Annual Incentive Plan for the year ended December 31, 2014, which was paid in cash in 2015.

Enstar Group Limited	55	2015 Proxy Statement

(6)

Reflects the value of continued coverage under medical plans for Messrs. Silvester, O’Shea, Packer and Harris and their respective families and assumes continuation of premiums paid by us as of December 31, 2014 for the maximum coverage period of 36 months.

(7)	Reflects the aggregate of the excess of the closing price of our ordinary shares on Nasdaq at December 31, 2014 ($152.89) over the exercise price of the cash-settled SARs ($141.10).

(8)

Reflects accelerated vesting of 12,500 restricted shares based on the closing price of our ordinary shares on December 31, 2014 ($152.89). All of these reported shares vested on February 23, 2015 when the closing price was $136.80.

Enstar Group Limited	56	2015 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding our equity compensation plans as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	—	$ —	906,369	(1)
Equity compensation plans not approved by security holders	33,392	$101.70	66,108	(2)
Total	33,392		972,477

(1)

Consists of ordinary shares available for future issuance under the Equity Incentive Plan (including ordinary shares issuable in connection with awards under the Annual Incentive Plan) and the Enstar Group Limited Employee Share Purchase Plan.

(2)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above under “Director Compensation.”

Enstar Group Limited	57	2015 Proxy Statement

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.

In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2014 and had discussions with management regarding the audited financial statements;

•

has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board, under which such firm must provide us with additional information regarding the conduct of the audit of the Company’s financial statements;

•

has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for that year.

AUDIT COMMITTEE

Robert J. Campbell, Chairman

Kenneth W. Moore

Enstar Group Limited	58	2015 Proxy Statement

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Two Class III directors are to be elected at the Annual General Meeting to hold office until our annual general meeting in 2018:

Dominic F. Silvester

Kenneth W. Moore

Messrs. Silvester and Moore are currently serving as directors, and their biographies are available above under “Corporate Governance — Board of Directors.” Included in each nominee’s biography is an assessment of his specific qualifications, attributes, skills and experience.

Our Board nominated Messrs. Silvester and Moore following the recommendation by our Nominating and Governance Committee, a committee comprised entirely of independent directors. Each nominee has consented to serve if elected. We do not expect that either nominee will become unavailable for election as a director, but if either nominee should become unavailable prior to the meeting, the proxies to vote for such nominee will instead either be voted for a substitute nominee recommended by our Board, or not voted, if the Board determines in its discretion that the position should remain vacant.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES

Enstar Group Limited	59	2015 Proxy Statement

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our executive officers as disclosed in this proxy statement.

Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our executive officers for 2014.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will, as it did last year, carefully consider the outcome of the vote when making future decisions on the compensation of our executive officers and our executive compensation principles, policies and procedures.

We ask our shareholders to approve the compensation of our executive officers by voting “FOR” the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2015 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

Enstar Group Limited	60	2015 Proxy Statement

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has reappointed KPMG Audit Limited (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2015. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for KPMG. KPMG has served as our independent registered public accounting firm since our shareholders ratified its appointment three years ago at the 2012 annual general meeting. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT
OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015 AND
THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO
APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to us by KPMG and KPMG member firms for the years ended December 2014 and 2013 are set forth below.

	2014	2013
	(in thousands of U.S. dollars)
Audit Fees	$9,191	$6,632
Audit-Related Fees	200	102
Tax Fees	661	638
All Other Fees	49	235
Total	$10,101	$7,607

Audit Fees for the years ended December 31, 2014 and 2013 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.

Audit-Related Fees for the years ended December 31, 2014 and 2013 consisted primarily of professional services rendered for financial accounting and reporting consultations.

Tax Fees for the years ended December 31, 2014 and 2013 were for professional services rendered for tax compliance and tax consulting.

All Other Fees for the year ended December 31, 2014 and 2013 were for professional services rendered for certain subsidiary restructuring matters.

Consideration of Auditor Independence

The Audit Committee has concluded that the provision of the non-audit services by KPMG is compatible with maintaining its independence.

Enstar Group Limited	61	2015 Proxy Statement

Procedures for Pre-Approval of Audit and Non-Audit Services

Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. During 2014, the committee also granted its pre-approval for specific types of tax and other non-audit services with specified fee structures that may be provided by KPMG. Any engagements falling within these pre-approved outlines can be entered into, with KPMG and management reporting the details of any such pre-approved engagements to the Audit Committee at its next meeting. The committee will review the scope of the pre-approval annually. In the event it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval at a time that does not correspond to a committee meeting, the Audit Committee has delegated authority to review and approve such services to the Audit Committee Chairman, who would report any such approvals to the full committee at its next meeting.

For the year ended December 31, 2014, the Audit Committee approved all audit and non-audit services by our independent registered public accounting firm either on an individual basis as the need arose or by way of the pre-approval process described above.

Enstar Group Limited	62	2015 Proxy Statement

PROPOSAL NO. 4 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES

Under our bye-laws, if we or our subsidiaries are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each of our subsidiaries whose shareholders are required to elect directors to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN

Subsidiary Director Nominees

4.1 AG Australia Holdings Limited

Nominees:

Richard J. Harris

Nicholas A. Packer

Sandra O’Sullivan

Nicholas Hall

4.2 Alopuc Ltd.

Nominees:

Derek Reid

C. Paul Thomas

Alan Turner

4.3 Arden Reinsurance Company Limited

Nominees:

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

Richard J. Harris

Nicholas A. Packer

4.4 Atrium Risk Management Services (Washington) Ltd.

Nominees:

Richard Harries

James Lee

Lee Greenway

Peter Hargrave

Brendan Merriman

4.5 Atrium Risk Management Services (British Columbia) Ltd.

Nominees:

Richard Harries

James Lee

Lee Greenway

Peter Hargrave

Brendan Merriman

4.6 Bantry Holdings Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

David Rocke

4.7 Bayshore Holdings Ltd.

Nominees:

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

4.8 Cavello Bay Ltd.

Nominees:

Dominic F. Silvester

Richard J. Harris

Scott Maries

Paul J. O’Shea

David Rocke

4.9 B.H. Acquisition Limited

Nominees:

Richard J. Harris

Paul J. O’Shea

David Rocke

Adrian C. Kimberley

4.10 Blackrock Holdings Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

David Rocke

4.11 Bosworth Run-off Limited

Nominees:

Alan Turner

Ludovic de Belleval

C. Paul Thomas

Brian J. Walker

Ruth McDiarmid

4.12 Brampton Insurance Company Limited

Nominees:

Max Lewis

C. Paul Thomas

Alan Turner

Steven Western

Patrick Cogavin

Enstar Group Limited	63	2015 Proxy Statement

4.13 Brittany Insurance Company Ltd.

Nominees:

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

4.14 Capital Assurance Services, Inc.

Nominees:

Andrea Giannetta

James Grajewski

Paul Brockman

Thomas Nichols

4.15 Castlewood Limited

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

4.16 Cavell Holdings Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.17 Chatsworth Limited

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Orla Gregory

4.18 Clarendon America Insurance Company

Nominees:

Joseph Follis

Paul Brockman

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

Jennifer Miu

John A. Dore

Cindy Traczyk

Anna Hajek

4.19 Clarendon Holdings, Inc.

Nominees:

Kathleen Barker

Paul Brockman

Thomas Nichols

4.20 Clarendon National Insurance Company

Nominees:

Joseph Follis

Paul Brockman

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

Jennifer Miu

John A. Dore

Cindy Traczyk

Anna Hajek

4.21 CLIC Holdings, Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

4.22 Comox Holdings Ltd.

Nominees:

Ludovic de Belleval

Richard J. Harris

Adrian C. Kimberley

David Rocke

Yoshinori Yokoo

4.23 The Copenhagen Reinsurance Company (UK) Limited

Nominees:

Alan Turner

C. Paul Thomas

Steven Western

Patrick Cogavin

4.24 Courtenay Holdings Ltd.

Nominees:

Richard J. Harris

David Rocke

Adrian C. Kimberley

4.25 Cranmore (UK) Limited

Nominees:

Phillip Cooper

David Ellis

Shaun Holden

C. Paul Thomas

Steven Norrington

Alan Turner

Des Allen

Adam Grange

4.26 Cranmore (Australia) Pty Limited

Nominees:

Sandra O’Sullivan

Nicholas Hall

Steven Norrington

4.27 Cranmore (Asia) Limited

Nominees:

David Rocke

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

4.28 Cranmore (Asia) Pte Limited

Nominees:

Ian Belcher

Goh Mei Xuan Michelle

Steven Norrington

Sandra O’Sullivan

4.29 Cranmore (Bermuda) Limited

Nominees:

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Elizabeth DaSilva

4.30 Cranmore (US) Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

Steven Norrington

Enstar Group Limited	64	2015 Proxy Statement

4.31 Cranmore Insurance & Reinsurance Services Europe Limited

Nominees:

Steven Norrington

David Ellis

Jason Shortt

Kieran Hayes

4.32 Cumberland Holdings Ltd.

Nominees:

Adrian C. Kimberley

Richard J. Harris

Paul J. O’Shea

David Rocke

4.33 DLCM No. 1 Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.34 DLCM No. 2 Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.35 DLCM No. 3 Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.36 Eastshore Holdings Ltd.

Nominees:

Elizabeth DaSilva

Richard J. Harris

Adrian C. Kimberley

Duncan M. Scott

David Rocke

4.37 Electricity Producers Insurance Company (Bda) Limited

Nominees:

Paul J. O’Shea

Adrian C. Kimberley

David Rocke

Richard J. Harris

Orla Gregory

Duncan M. Scott

4.38 Enstar (EU) Finance Limited

Nominees:

C. Paul Thomas

Alan Turner

Shaun Holden

Derek Reid

4.39 Enstar (EU) Holdings Limited

Nominees:

David Hackett

C. Paul Thomas

Alan Turner

Shaun Holden

4.40 Enstar (EU) Limited

Nominees:

David Atkins

David Grisley

David Hackett

Michael Lynagh

Derek Reid

C. Paul Thomas

Alan Turner

Shaun Holden

4.41 Enstar Acquisitions Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.42 Enstar Australia Holdings Pty Ltd.

Nominees:

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

4.43 Enstar Australia Limited

Nominees:

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

4.44 Enstar Brokers Limited

Nominees:

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

4.45 Enstar Financial Services Inc.

Nominees:

Cheryl D. Davis

Thomas Nichols

4.46 Enstar Financing Limited

Nominees:

Elizabeth DaSilva

Adrian C. Kimberley

Richard J. Harris

Duncan M. Scott

4.47 Enstar Group Operations Inc.

Nominees:

Cheryl D. Davis

Thomas Nichols

4.48 Enstar Holdings (US) Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

4.49 Enstar Insurance Management Services Ireland Limited

Nominees:

Nicholas A. Packer

Orla Gregory

Richard J. Harris

Kieran Hayes

4.50 Enstar Investment Management Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

Roger Thompson

Lothar Crofton

4.51 Enstar Investments Inc.

Nominees:

Cheryl D. Davis

Thomas Nichols

Paul Brockman

Enstar Group Limited	65	2015 Proxy Statement

4.52 Enstar Limited

Nominees:

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

4.53 Enstar (EU) Services Asia Limited

Nominees:

Alan Turner

C. Paul Thomas

Derek Reid

4.54 Enstar New York, Inc.

Nominees:

Cheryl D. Davis

Thomas Nichols

Paul Brockman

4.55 Enstar (US) Inc.

Nominees:

Robert Redpath

Paul Brockman

Cheryl D. Davis

Thomas Nichols

4.56 Enstar Life (US), Inc.

Nominees:

Richard J. Harris

Kieran Hayes

John Moran

Gareth Nokes

4.57 Enstar USA Inc.

Nominees:

Thomas Nichols

Cheryl D. Davis

4.58 Fitzwilliam Insurance Limited

Nominees:

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Nicholas A. Packer

4.59 Flatts Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.60 Gordian Runoff Limited

Nominees:

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

4.61 Goshawk Dedicated Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.62 Goshawk Holdings (Bermuda) Limited

Nominees:

Adrian C. Kimberley

Orla Gregory

David Rocke

Richard J. Harris

4.63 Goshawk Insurance Holdings Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.64 Harper Holding SARL

Nominees:

Nicholas A. Packer

John Cassin

4.65 Harper Insurance Limited

Nominees:

Michael H.P. Handler

Stefan Wehrenberg

Dr. Florian von Meiss

Richard J. Harris

Andreas K. Iselin

Nicholas A. Packer

4.66 Harrington Sound Limited

Nominees:

Richard J. Harris

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

4.67 Hillcot Holdings Ltd.

Nominees:

Paul J. O’Shea

Adrian C. Kimberley

Richard J. Harris

4.68 Hillcot Underwriting Management Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.69 Hove Holdings Limited

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

4.70 Hudson Reinsurance Company Limited

Nominees:

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

4.71 Inter-Ocean Holdings Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Orla Gregory

4.72 Inter-Ocean Reinsurance Company Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Paul J. O’Shea

Orla Gregory

4.73 Inter-Ocean Reinsurance (Ireland) Ltd.

Nominees:

Richard J. Harris

Orla Gregory

Kevin O’Connor

Enstar Group Limited	66	2015 Proxy Statement

4.74 Kenmare Holdings Ltd.

Nominees:

Richard J. Harris

Paul J. O’Shea

Adrian C. Kimberley

Dominic F. Silvester

David Rocke

Nicholas A. Packer

4.75 Kinsale Brokers Limited

Nominees:

C. Paul Thomas

Alan Turner

Shaun Holden

Kenny McManus

4.76 Knapton Holdings Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.77 Knapton Insurance Limited

Nominees:

Jeremy Riley

C. Paul Thomas

Alan Turner

Brian J. Walker

Ruth McDiarmid

4.78 Laguna Life Holdings Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

4.79 Laguna Life Holdings SARL

Nominees:

Nicholas A. Packer

John Cassin

4.80 Laguna Life Limited

Nominees:

Orla Gregory

Paul J. O’Shea

Kieran Hayes

David Allen

Alastair Nicoll

4.81 Marlon Insurance Company Limited

Nominees:

C. Paul Thomas

Alan Turner

Steven Western

Patrick Cogavin

Gary Griffiths

4.82 Mercantile Indemnity Company Limited

Nominees:

C. Paul Thomas

Alan Turner

Brian J. Walker

4.83 New Castle Reinsurance Company Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

4.84 Northshore Holdings Limited

Nominees:

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

4.85 Oceania Holdings Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

4.86 Overseas Reinsurance Corporation Limited

Nominees:

Adrian C. Kimberley

Paul J. O’Shea

Richard J. Harris

David Rocke

4.87 Pavonia Holdings (US), Inc.

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Cormac Treanor

4.88 Pavonia Life Insurance Company of Delaware

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Richard Zebleckas

Jeanne Mitchell

Kristan Van Der Meer

Cormac Treanor

4.89 Pavonia Life Insurance Company of Arizona

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Richard Zebleckas

Jeanne Mitchell

Kristan Van Der Meer

Cormac Treanor

4.90 Pavonia Life Insurance Company of Michigan

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Francis Ortiz

Richard Zebleckas

Jeanne Mitchell

Kristan Van Der Meer

Cormac Treanor

Enstar Group Limited	67	2015 Proxy Statement

4.91 Pavonia Life Insurance Company of New York

Nominees:

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

William Latza

Philip Toohey

Daniel O’Brien

Cormac Treanor

4.92 Paladin Managed Care Services, Inc.

Nominees:

Thomas Nichols

Paul Brockman

Steven Norrington

4.93 PointSure Insurance Services, Inc.

Nominees:

Thomas Nichols

Paul Brockman

Steven Norrington

4.94 Paget Holdings GmbH Limited

Nominees:

David Rocke

Elizabeth DaSilva

Duncan M. Scott

Adrian C. Kimberley

4.95 Providence Washington Insurance Company

Nominees:

Joseph Follis

Donald Woellner

Paul Brockman

Thomas Nichols

Robert Redpath

4.96 PWAC Holdings, Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

4.97 PW Acquisition Co.

Nominees:

Donald Woellner

Thomas Nichols

Paul Brockman

4.98 Regis Agencies Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.99 Revir Limited

Nominees:

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

4.100 River Thames Insurance Company Limited

Nominees:

Max Lewis

Steven Western

C. Paul Thomas

Alan Turner

Patrick Cogavin

4.101 Rombalds Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.102 Rosemont Reinsurance Ltd.

Nominees:

Paul J. O’Shea

Orla Gregory

Richard J. Harris

Adrian C. Kimberley

David Rocke

4.103 Royston Holdings Ltd.

Nominees:

Adrian C. Kimberley

Richard J. Harris

David Rocke

Duncan M. Scott

4.104 Royston Run-off Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.105 Seaton Insurance Company

Nominees:

Joseph Follis

Andrea Giannetta

Paul Brockman

Thomas Nichols

Teresa Reali

Robert Redpath

4.106 SGL No. 1 Limited

Nominees:

Richard J. Harris

Gareth Nokes

Richard Phinn

4.107 SGL No. 3 Limited

Nominees:

Richard J. Harris

Richard Phinn

4.108 SeaBright Insurance Company

Nominees:

Paul Brockman

Thomas Nichols

Michael Sheehan

Robert Redpath

Cindy Traczyk

John A. Dore

Anna Hajek

Richard Seelinger

Ian Millar

4.109 SeaBright Holdings, Inc.

Nominees:

Paul Brockman

Thomas Nichols

Robert Redpath

4.110 Shelbourne Group Limited

Nominees:

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Gareth Nokes

Enstar Group Limited	68	2015 Proxy Statement

4.111 Shelbourne Syndicate Services Limited

Nominees:

Norman Bernard

Andrew Elliot

Ewen Gilmour

Richard J. Harris

Philip Martin

Paul J. O’Shea

Darren S. Truman

Gareth Nokes

Dominic Sharp

Gary Griffiths

Richard Phinn

4.112 Shelly Bay Holdings Limited

Nominees:

Nicholas A. Packer

Richard J. Harris

Sandra O’Sullivan

Nicholas Hall

4.113 Simcoe Holdings Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

4.114 Sun Gulf Holdings, Inc.

Nominees:

Cheryl D. Davis

Paul Brockman

Thomas Nichols

4.115 Sundown Holdings Limited

Nominees:

Adrian C. Kimberley

David Rocke

Richard J. Harris

4.116 Sussex Holdings, Inc.

Nominees:

Thomas Nichols

Robert Redpath

Paul Brockman

4.117 Sussex Insurance Company

Nominees:

Ian Millar

Robert Redpath

Thomas Nichols

Paul Brockman

Richard Seelinger

4.118 Sussex Specialty Insurance Company

Nominees:

Ian Millar

Robert Redpath

Richard Seelinger

Thomas Nichols

4.119 Torus Insurance Holdings Limited

Nominees:

Nicholas A. Packer

Paul J. O’Shea

Richard J. Harris

Darran Baird

James Carey

Walker Rainey

Patrick Tiernan

John Shettle

Orla Gregory

Gareth Nokes

Demian Smith

David Message

4.120 Torus Corporate Capital 2 Ltd. (Formely Broadgate Underwriting 2010 Ltd)

Nominees:

Demian Smith

David Message

Theo Wilkes

4.121 Torus Underwriting Ltd. (Formerly Broadgate Underwriting Ltd.)

Nominees:

Demian Smith

David Message

Theo Wilkes

4.122 Torus Corporate Capital Ltd.

Nominees:

Theo Wilkes

4.123 Torus Corporate Capital 4 Ltd.

Nominees:

Theo Wilkes

4.124 Torus Corporate Capital 5 Ltd.

Nominees:

Theo Wilkes

4.125 Torus Insurance (Bermuda) Limited

Nominees:

Richard J. Harris

John Shettle

Nicholas A. Packer

Adrian C. Kimberley

Orla Gregory

Gareth Nokes

Duncan M. Scott

4.126 Torus Bermuda Intermediaries Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

4.127 Torus Bermuda Services Ltd.

Nominees:

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

4.128 Torus Insurance Holdings AG

Nominees:

Richard Etridge

4.129 Torus Insurance (Europe) AG

Nominees:

Donat Marxer

Patrick Tiernan

Michael H.P. Handler

Gareth Nokes

Richard Etridge

Sue Newman

Francesco Dal Piaz

Enstar Group Limited	69	2015 Proxy Statement

4.130 Torus Underwriting Management Ltd.

Nominees:

Angela Alecock

Nigel Barton

Demian Smith

David Message

Paul J. O’Shea

Ewen Gilmour

John Wardrop

4.131 Torus Insurance Marketing Ltd.

Nominees:

Tim Fillingham

Theo Wilkes

4.132 Torus Business Solutions Private Ltd.

Nominees:

Patrick Tiernan

Paul Carruthers

Gagan Anand

Theo Wilkes

4.133 Torus Finance Ltd.

Nominees:

Patrick Tiernan

David Message

Theo Wilkes

4.134 Torus Insurance (UK) Ltd.

Nominees:

Tim Fillingham

Theo Wilkes

David Message

Demian Smith

Patrick Tiernan

Richard J. Harris

Nigel Barton

John Wardrop

4.135 Torus US Holdings Inc

Nominees:

Kathleen Barker

John Shettle

4.136 Torus Specialty Insurance Company

Nominees:

Kathleen Barker

Thomas Nichols

Robert Redpath

John Shettle

Robert L. Trimble

Paul Brockman

4.137 Torus National Insurance Company

Nominees:

Kathleen Barker

Thomas Nichols

John Shettle

Robert Redpath

Robert L. Trimble

Paul Brockman

4.138 Torus Specialty Insurance Company Escritório de Representação no Brasil Ltda

Nominees:

Oscar Lolato

4.139 Torus US Services

Nominees:

John Shettle

Kathleen Barker

Robert L. Trimble

4.140 Torus Insurance Services Inc.

Nominees:

Kathleen Barker

John Shettle

4.141 Torus US Intermediaries Inc.

Nominees:

Kathleen Barker

John Shettle

4.142 Unionamerica Acquisition Company Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.143 Unionamerica Holdings Limited

Nominees:

C. Paul Thomas

Alan Turner

Derek Reid

4.144 Unionamerica Insurance Company Limited

Nominees:

Jeremy Riley

C. Paul Thomas

Alan Turner

Ann Slade

4.145 Virginia Holdings Ltd.

Nominees:

Richard J. Harris

Adrian C. Kimberley

David Rocke

Subsidiary Director Nominees’ Biographies

Biographies for Dominic Silvester, Paul O’Shea and James Carey are included above in “Corporate Governance — Board of Directors.” Biographies for Richard Harris, Nicholas Packer and Orla Gregory are included above in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below.

Angela Alecock is currently Chief Financial Officer of Torus Underwriting Management. She has over 14 years’ finance experience in the insurance market gained through her positions with the RSA Insurance Group, the Equity Insurance Group and Hiscox Ltd.

Enstar Group Limited	70	2015 Proxy Statement

David Allen is a non-executive director of Laguna Life Limited and is currently a member of the Board of Directors of Altus Alpha plc. He was formerly Managing Director of Donnybrook Capital Partners Limited, a position he held from 2005 to 2008. Prior to that, he was, from 1995 to 2004, Managing Director of Bankgesellschaft Berlin (Ireland) plc, a company within the Unicredit Banking Group.

Des Allen has been in the insurance industry for over 40 years and joined the Company in 2003 as Associate Director. In October 2014, he was appointed Director responsible for all third-party coverholder and TPA reviews administered by the Company. Prior to that, he worked for Minet Reinsurance Brokers, including as an Executive Director of Reinsurance Claims. He previously worked in consulting and at a leading Lloyd’s syndicate.

David Atkins was appointed Group Head of Claims for Enstar in 2014. He has served as Chief Operating Officer of Enstar (EU) Limited since October 2010. From April 2007 to October 2010, he served as Head of Claims and Commutations and, from 2003 to 2007, he served as Manager of Commutations. Prior to 2003, he served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and Analyst in the Reserving and Commutations Department from 1997 to 2001.

Gagan Anand is Country Manager and Director for Torus’ India operations. Mr. Anand joined Torus in August 2009 and was instrumental in establishing Torus’ India office. Prior to Torus, Mr. Anand worked to create back office operations in India for Royal Bank of Scotland and XL India.

Darran Baird is a Principal of Stone Point Capital LLC, a global private equity firm based in Greenwich, Connecticut. Mr. Baird began working with Stone Point in 2004, initially as the Deputy Head of Strategic Development for Marsh & McLennan Companies, Inc. (“MMC”) and then directly as a Principal of Stone Point. Prior to joining MMC, Mr. Baird was a Managing Director at Securitas Capital, a private equity fund sponsored by Swiss Reinsurance Company (Swiss Re), from 1996 to 2004. At Securitas Capital, he was responsible for numerous private equity investments through the Securitas Capital Fund as well as leading the acquisitions of several reinsurance and financial services companies for Swiss Re. Prior to joining Swiss Re, he was an Associate at Smith Barney in the Insurance Investment Banking Group, where he specialized in the insurance industry and worked on a variety of merger and acquisition advisory and capital-raising assignments.

Nigel Barton is Chairman of Torus Insurance (UK) Limited. He has nearly 40 years of experience in the insurance industry. He was formerly the CEO of Faraday Underwriting Ltd before founding Oxygen Holdings PLC, an insurance intermediary, in 2004 and holding the CEO position. He joined Torus as a Non-Executive Director in 2013.

Kathleen Barker is currently Chief Financial Officer of Torus US. She was Chief Operating Officer of Clarendon National Insurance Company and its subsidiaries from July 2012 to 2014 and had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar (EU) Limited in 2009, she served as Finance Director for The Hartford Bermuda companies. She trained as a Chartered Accountant with PricewaterhouseCoopers. She is a fellow of the Institute of Chartered Accountants in England and Wales and an Associate in Reinsurance.

Ian Belcher is currently Managing Director of Cranmore Asia (Pte) Limited. He joined Cranmore (Asia) Limited in 2009 after running his own Asia-based reinsurance consultancy company since 2004. Prior to that, he held positions as Director of GRM, the consultancy arm of CNA Europe, from 2002 to 2004, Chief Internal Auditor of ESG Re, a multinational reinsurer, from 1999 to 2004, and Executive Vice President of Compre Administrators Limited from 1993 to 1999.

Enstar Group Limited	71	2015 Proxy Statement

Norman Bernard joined the board of Shelbourne Syndicate Services Limited in April 2009 as a non-executive director. He is currently a director of First Consulting. He is mainly involved in the direction of assignments in financial services, covering market-based strategy, organizational structure and development, management processes, and technology and operations. As a management consultant, he previously worked for Booz Allen Hamilton and McKinsey & Co. He served as Chairman and Chief Executive Officer of Citicorp’s Lloyd’s Insurance broker, based in London, and also held management positions in Grindlays Merchant Bank and the National Westminster Bank.

Bruce Bollom is a non-executive director for Chubb Insurance Company of Australia Limited and Primacy Underwriting Agency Pty Limited and non-executive chairman for Macquarie Premium Funding Pty Ltd. He was the Chief Executive Officer of Willis Australia Limited until December 2005, and had been with Willis since 1979 holding various roles in finance and management, including a six-year secondment to London.

Paul Brockman is President and Chief Operating Officer of Enstar (US) Inc. From October 2012 to November 2014, he served as Senior Vice President, Head of Commutations for Enstar (US) Inc. Before joining Enstar (US) Inc., he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in its London office from April 2007 to October 2012 and, from April 2001 to April 2007, he worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd in London.

Paul Carruthers is currently Managing Director of Torus’ India operations, having previously served as the Chief Financial Officer at Shelbourne Syndicate Services Limited, a Lloyd’s Managing Agency, since 2009. He originally joined Enstar (EU) Limited in early 2009. From April 2007 to December 2008, he was the Finance Director at RiverStone Managing Agency. From 1999 to 2002, he worked for Royal and SunAlliance in a number of personal lines finance roles. He is a member of the Institute of Chartered Accountants in England and Wales.

John Cassin is a non-executive director of Harper Holding SARL and Laguna Life Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.

Patrick Cogavin has been with Enstar since November 2001 and has over 30 years of industry experience. He is currently a Director of four of Enstar’s U.K.-regulated insurance entities. From November 2012 to September 2014, he was Client Manager for six U.K. regulated insurance entities and prior to that was the Financial Controller for a number of our insurance subsidiaries. Before joining Enstar, he worked for Norwich Union and was the Financial and Systems Controller for the Travel and Leisure business unit between 1999 and 2001.

Lothar Crofton has been a Portfolio Manager for Enstar since April 2012. Prior to this, he was a Senior Vice President at Endurance Specialty Holdings Ltd., specializing in the areas of asset allocation and risk management. From 2002 until 2006, he served as a Vice President in the Investment Team at XL Capital. From 1997 to 2002, he served as Manager of the Investment Department of the Bermuda Monetary Authority. For the last six years, he has been a committee member of the Bermuda Public Funds Investment Committee.

Phillip Cooper has been a Director of Cranmore Adjusters Limited since 1999. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management

Enstar Group Limited	72	2015 Proxy Statement

Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.

Elizabeth DaSilva has been with the Company since 1996 and is currently Vice President, Group Corporate Management of Enstar Limited. From 1993 until 1996, she worked as a reinsurance accountant for Powerscourt Group Ltd.

Francesco dal Piaz is Milan Branch Manager and Head of Management & Professional Liability for Torus. He joined Torus in 2014 from ANV Barcelona, where he was underwriting director for European financial lines. He holds an MBA from Edinburgh University, and has 14 years of financial lines underwriting experience.

Cheryl D. Davis has served as the Chief Financial Officer of Enstar USA, Inc. since January 2007. She was Chief Financial Officer and Secretary of The Enstar Group, Inc. from April 1991 through the Merger in January 2007 and was Vice President of Corporate Taxes of The Enstar Group, Inc. from 1989. She had been employed with The Enstar Group, Inc. since April 1988. Prior to joining The Enstar Group, Inc., she was a Senior Manager with KPMG Peat Marwick.

Ludovic de Belleval is a Deputy General Manager of the Credit Products Division within the Global Markets Group of Shinsei Bank. He has been involved in insurance and alternative investments since he joined the Bank in 2004. He previously worked in the M&A advisory groups of international investment banks in London and Paris, focusing on insurance and banking.

John A. Dore has been in the property and casualty industry since 1974, when he began his underwriting career with Crum & Forster. In 1983, he was one of the founding members of Chicago Underwriting Group, which served as an underwriting manager for Old Republic Insurance Company. From 1987 to 1990, he served as President of Virginia Surety Company, Inc. and Dearborn Insurance Company (two Aon companies). In 1990, he joined a mid-sized public reinsurer, which was taken private by management and eventually sold to a large insurance holding company. From 2000 to 2002, he served as President and CEO of American Country Holdings, Inc. He started Sheridan Ridge Advisers LLC in 2003, and has been employed there since that time. He is a certified ARIAS-US arbitrator, mediator and umpire. He also serves as an expert witness and consultant in insurance and reinsurance matters. He has a BA from Yale University, an MBA from the Kellogg Graduate School of Business at Northwestern University and a Certificate of Mediation from DePaul University College of Law.

Andrew Elliot has served as Underwriter and a Director of Shelbourne Group Limited since October 2007. He was Active Underwriter of Liberty Syndicate 282 between 1994 and 2006 and Managing Underwriter of Liberty Syndicates between 2005 and 2006. He has previously held underwriting roles at Wellington, KPH and Marchant & Eliot Group. During his tenure as a Lloyd’s Underwriter, he was a member of various Lloyd’s Committees including the governing board of Lloyd’s Market Association (LMA), Lloyd’s Authorizations Committee and the Joint Excess of Loss Committee. He is a Chartered Insurer.

David Ellis joined Cranmore Adjusters Limited as a Reinsurance Consultant in 2000 and has been a director since 2007. He served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.

Richard Etridge is CEO of Torus Insurance (Europe) AG. He joined Glacier Insurance AG in 2004, and was appointed CEO in 2008. He joined Torus following its acquisition of Glacier (now Torus Insurance (Europe) AG) in 2010. Mr. Etridge leads Torus’ aviation and space product lines, with previous experience at Converium, Faraday, GE Frankona, Aon and JLT.

Enstar Group Limited	73	2015 Proxy Statement

Timothy Fillingham is Chief Executive Officer of Torus Insurance (UK) Limited and Torus Insurance Marketing Limited. He joined Torus when it was first incorporated in 2008, having previously been a director at Aon. In addition to his CEO responsibilities for two of the group’s U.K.-regulated firms, he has responsibility for all business development, marketing and corporate communications activities in the UK and Continental Europe.

Joseph Follis has more than 26 years of experience in the property & casualty claims arena. Since February 2006, he has served as Senior Vice President of Enstar (US) Inc. Prior to that, and since October 1999, he served as Vice President of Claims for Highlands Insurance Company. From July 1995 through October 1999, he served as Vice President of Environmental Claims for Envision Claims Management. He began his insurance career with Continental Insurance Company, where he worked from May 1982 through July 1995. He held several positions while at Continental Insurance Company, and at the time of his departure was the Assistant Vice President of Environmental Claims.

Andrea Giannetta has served as Vice President of Enstar (US) Inc. since April 2007 and as Senior Vice President since 2012. She also serves as Senior Litigation Counsel and in that role is responsible for the management of the Company’s arbitrations and litigations venued in the U.S. She serves as a director and officer of several of our U.S. regulated entities. From 2003 until April 2007, she served as Assistant Vice President for RiverStone Claims Management.

Ewen Gilmour joined Shelbourne Syndicate Services as a non-executive director in October 2009 and was appointed as an executive director and Chief Executive Officer in 2011. He is also a non-executive director of a number of other Lloyd’s-based companies, including Antares Underwriting Services, Hampden Agencies, and Xchanging Insurance Services Group. In addition, he serves on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until his retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.

James Grajewski has served as Senior Vice-President of Capital Assurance Company and Capital Assurance Services, Inc. since August 2008. He has served as Executive Vice President of Enstar (US) Inc. since January 2007. He also served as Executive Vice President of International Solutions, LLC in Florida from April 2000 to December 2006. From January 1992 until March 2000, he served as Reinsurance Manager for Royal Sun Alliance Insurance Company in North Carolina.

Adam Grange has been with the Company since 2007 and is currently a Director of Cranmore (UK) Limited. From April 2007 to September 2014, he held the position of Associate Director also at Cranmore. From April 2000 to March 2007, he worked as Audit Manager at Global Resource Managers, a business unit of the CNA Insurance Group. From 1997 to 2000, he worked at Bridgeway Management Ltd, from 1994 to 1997 at Lloyd’s Claims Office and from 1993 to 1994 at Roy T. Ward Consultants Ltd. He has a BSc (Hons) and is an Associate of the Chartered Insurance Institute.

Lee Greenway is the President of Atrium Risk Management Services (Washington) Ltd. and Atrium Risk Management Services (British Columbia) Ltd., a role he has undertaken since January 2010. He was previously the North American Property and Casualty binding authority underwriter for Atrium Syndicate 570. Prior to joining Atrium in 1998, Lee was responsible for worldwide binding authorities for Ace Lloyd’s Syndicate 47.

Gary Griffiths is currently an independent non-executive director of Shelbourne Syndicate Services and has been since December 2013. From December 1994 to August 2012, he worked for Whittington Capital Management (now Asta Managing Agency Ltd) holding various roles including

Enstar Group Limited	74	2015 Proxy Statement

Managing Director, Chief Operating Officer and Claims Director. He is Deputy Chairman of the Lloyd’s Market Association (LMA) Academy Committee.

David Grisley serves as Group Chief Information Officer, and has been with Enstar since 1996. From 1993 until 1996, he served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, he was the IT Manager for Anchor Underwriting Managers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.

David Hackett has been the Financial Director of Enstar (EU) Limited since 1996. He also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. He was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991.

Anna Hajek is an external director for SeaBright Insurance Company and the Clarendon Companies. She is a co-founder and the President and CEO of Clarity Group, Inc., which was formed in 2002. Prior to the Clarity Group, Ms. Hajek was the President of the Healthcare Risk Services Group and EVP of MMI Companies, Inc. Prior to joining MMI, Ms. Hajek worked in hospital and academic settings. She is a certified Medical Technologist and holds a Masters Degree in Health Professions Education from the University of Illinois College of Medicine at Chicago and a Certificate in E-Business from Lewis University, Graduate School of Management.

Nicholas Hall was appointed a director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, he has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. He served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Run-off Limited and Cobalt Solutions Services Ltd. in London and Sydney.

Michael H.P. Handler is a non-executive director of Harper Insurance Limited and is the Chairman and Managing Director of Guy Carpenter Continental Europe and a member of the Guy Carpenter International Management Board. He has been on the Board of Directors of Russian Reinsurance Company since 1997 and has served as its Non-Executive Chairman since 2003. He began his career with Guy Carpenter in 1974, working in New York and briefly in Copenhagen until his transfer to Zurich in 1996.

Peter Hargrave joined the Atrium Group as Head of Human Resources in 2006. He is currently HR Director and a Director of Atrium’s overseas companies. Prior to joining AUGL he ran an HR consulting practice and before that held various senior HR positions in the Financial Services sector.

Richard Harries was appointed Active Underwriter of Syndicate 609 in January 2008 having worked at the Syndicate for ten years primarily on the energy account. Prior to joining AUL, Richard was a broker at Willis, becoming an Executive Director of the Oil and Gas Department. Richard was appointed a Director of AUGL and AUL in January 2008.

Kieran J. Hayes has served as Director and Chief Executive Officer of Laguna Life Limited since March 2011. Prior to that, from June 2004 to March 2011, he held a number of senior management roles with Citigroup, most recently as Managing Director of Citigroup’s life insurance business. From January 1998 to December 2002, he worked at Old Republic Insurance in Chicago, Illinois as senior Vice President of Operations, and prior to that was with Great West Life Insurance Company, also in Chicago.

Shaun Holden has been a Director of Enstar (EU) Limited since August 2012. He has served as Financial Controller of Enstar (EU) Limited since 2004. From 1995 until 2004, he served as an Audit Manager for Menzies Chartered Accountants.

Enstar Group Limited	75	2015 Proxy Statement

Andreas K. Iselin joined the board of Harper Insurance Limited in November 2009. Since 2008, he has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007, he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Before that, he held senior positions with both Winterthur Insurance Group and Swiss Re Group.

Adrian C. Kimberley has been with the Company since 2000 and is currently its Chief Accounting Officer. From 1995 until 1999, he served as Senior Account Manager for Powerscourt Management Limited in Bermuda. He was the Controller for Techware Systems Corporation in Vancouver, B.C., Canada from 1992 to 1995 and a senior auditor in the Vancouver office of KPMG Peat Marwick from 1986 to 1992.

Max Lewis is currently an independent consultant who has been a non-executive director of River Thames Insurance Company since 2002 and Brampton Insurance Company since 2006. He is also a non-executive director of Motors Insurance Company U.K. He worked in various senior executive positions at Marsh & McLennan Companies (formerly Sedgwick Group) from 1979 to 2001 and in December 2006 retired as chairman of the Medisure Group of Companies.

William Latza is a partner in the law firm of Stroock & Stroock & Lavan LLP in New York City. Mr. Latza is engaged in insurance and reinsurance law, principally in the areas of corporate transactions, holding company and financial condition regulation, insurance-related acquisitions and financings, alternative and capital markets risk transfer, discontinued operations and reinsurance transactions. Mr. Latza received his law degree from Georgetown University Law Center. He is a member of the board of directors of Pavonia Life Insurance Company of New York and also serves on the audit committee of its board.

James Lee is the Chief Operating Officer for AUGL and AUL, having been with Atrium since April 2001. He was previously the Compliance Director and serves on the Lloyd’s Managing Agents (LMA) Regulatory Committee (Chairman for two years) and the LMA Solvency ll Committee, leading the governance work-stream.

Oscar Lolato joined Torus in 2010 as representative of TSIC and Director/President of the subsidiary in Brazil responsible for the local aspects of the admitted reinsurance operation. He has also participated in other relevant Torus projects. Oscar has 23 years’ experience in insurance, formerly with XL insurance as CFO Latin America responsible for Brazil, Mexico and Argentina, Director of Controls at Itau-XL, and Director/Officer at Winterthur International and Zurich Insurance. Oscar holds a Master degree in Economics and a Postgraduate degree in Strategic Intelligence.

Michael Lynagh joined the board of Enstar (EU) Limited in March 2012. Since 1998, he has held various senior positions in investment companies based in the United Kingdom. During this time, he has also gained extensive media experience including being employed by BSKYB as a rugby commentator since 1998. He played international rugby for Australia from 1983 to 1995, holding the position of captain from 1992 to 1995, and was part of the Australia Rugby World Cup winning team in 1991.

Scott Maries has served as Executive Vice President of Enstar Limited since September 2014. Prior to joining Enstar, Mr. Maries served as a Managing Director within the investment banking team at JP Morgan, specializing in the (re)insurance industry. Prior to JP Morgan, Mr. Maries worked as a Managing Director at Aon Benfield Securities, a corporate finance boutique focused on the (re)insurance market.

Philip Martin is the Chief Operating Officer of Shelbourne Syndicate Services Limited, having assumed this position in August 2009. He has served as a Director of Shelbourne Group Limited since

Enstar Group Limited	76	2015 Proxy Statement

2008. He served as an Executive Director of Goldman Sachs International from 2007 to 2008 in London. From 1996 until 2007, he served as Managing Director for Guy Carpenter & Co. Ltd. in London.

Donat Marxer is a Non-Executive Director of Torus Insurance (Europe) AG. Donat was appointed Non-Executive Director and member of the board of Glacier Insurance AG in October 2006. With Torus’ 2010 acquisition of Glacier (now Torus Insurance (Europe) AG), he became non-executive director and a member of the board. He is a Liechtenstein citizen and holds several other local non-executive directorships while running his own consultancy business. He also acts as Honorary Consul for Slovenia in Liechtenstein.

Ruth McDiarmid has been with the Company since 2004 and is currently a Client Manager within the Company’s U.K. Finance team. Previously, she served on the finance team as a Financial Controller. From September 2001 to August 2004, she was on a Graduate Trainee Scheme at Allianz Cornhill Insurance. She is an associate of the Chartered Institute of Management Accountants.

Kenny McManus has been with the Company since 2000 and is currently Head of Ceded Reinsurance (UK and Europe), with full responsibility for all aspects of the ceded technical and debt collection operations. He has 25 years reinsurance claims experience, including service in a number of senior roles within Equitas and its predecessor agencies, where he was employed prior to joining Enstar.

Goh Mei Xuan Michelle has been a Relationship Manager of Rikvin Pte Ltd. since August 2010. She currently holds directorship positions in several companies in Singapore. She worked previously for Drew & Napier LLC as a Secretary.

Brendan Merriman joined Atrium in July 2014 as its Group Chief Financial Officer having acted as Interim CFO since December 2012. Mr. Merriman sits on the Boards of all Atrium group companies. Previously, Mr. Merriman served as CFO of the European operations of HCC Insurance Holdings (International) Ltd. from 2000 to 2012.

David Message has been with Torus since 2009 and is currently Chief Underwriting Officer of Torus’ International business and Global Head of Property and Energy. He has over 25 years of experience in the specialty insurance market, beginning his career in the late 1980s at Willis. He later moved into the offshore energy field with Hiscox. Prior to Torus, he was Global Head of Offshore Energy and Regional Head of Marine at XL Group, which he joined in 2000.

Ian Millar has been with the Company since 2004 and is currently Client Director in the U.S. From 2004 to 2013, he held Client Manager and Client Director positions for various companies within our UK Group. From 2002 to 2004, he worked within the insurance division of Deloitte & Touche’s Bermuda office. He is a member of the Chartered Professional Accountants Canada.

Jeanne Mitchell has been with the Company since 2013 and is currently Vice President and Director of Financial Reporting of Enstar subsidiary Pavonia Holding (US), Inc. and its affiliates. From September 2005 to March 2013, she held the same position with HSBC (before our acquisition of Pavonia). From July 2003 to August 2005, she held the position of Manager Financial Reporting with HSBC, which acquired Household International in 2003. From June 1994 to June 2003, she held the position of Supervisor-Financial Reporting with Household International, which acquired Beneficial Management in 1998. Since 1980, she worked in various financial capacities for Beneficial Management including Accounting, Financial Planning and Financial Reporting.

Enstar Group Limited	77	2015 Proxy Statement

Jennifer Miu has been with the Company since 2011 and is currently the VP Client Manager of the Clarendon companies. Following Enstar’s acquisition of Clarendon, she served as accounting controller until 2014 before being made Client Manager. From 2008 to 2011 she was accounting controller for Clarendon’s property and casualty insurance books and from 2006 to 2008 she was an accounting manager. Ms. Miu joined Clarendon’s workers compensation accounting team in 2003 after obtaining her undergraduate degree from the Leonard N. Stern School of Business at New York University.

John Moran has been with the Company since 2013 and is currently CFO of Enstar Subsidiary Pavonia Holdings Inc. and its affiliates. From July 2006 to March 2013, he held the position of Senior Vice President with HSBC (before our acquisition of Pavonia). From October 1998 to July 2006, he held the position of Controller with a medium-sized privately held healthcare company and from May 1992 to October 1998 he held various finance positions with a publicly traded healthcare company. He is a certified public accountant and a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

Sue Newman is Chief Finance Officer, Torus Insurance (Europe) AG. Sue joined Torus in 2009, assuming the role of CFO Torus Insurance (Europe) AG shortly after the acquisition of this company in 2010. Sue has over 25 years’ experience in insurance financial operations, having previously worked at XL Group PLC in Bermuda for over 10 years, including as a member of its Executive Management Group.

Alastair Nicoll is a non-executive director of Laguna Life Limited. He is currently the Chief Operating Officer of Aon Global Risk Consulting in Ireland, a position he has held since 2005. From 1996 to 2005, he held risk consulting roles with Aon in the United Kingdom, working mainly with European clients. Prior to that, he worked in captive management with Aon Bermuda from 1986 to 1995. He is responsible for the risk consulting business in Ireland and currently serves on several client boards.

Thomas Nichols has been Chief Financial Officer of Enstar Holdings (US) Inc. and its subsidiaries since July 2012. He had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar (EU) Limited in 2003, he served as a manager in the insurance division of PricewaterhouseCoopers from 1999 to 2003. He is a member of the Institute of Chartered Accountants for England and Wales.

Gareth Nokes has been with the Company since 2006 and is currently Senior Vice President Finance. From January 2006 to July 2012, he held the position of Chief Financial Officer for our UK Group. From March 2005 to January 2006, he worked as Group Manager within the Integrated Business Solutions team of Deloitte & Touche’s Cambridge, UK office. From 2001 to 2005, he worked within the insurance division of Deloitte & Touche’s Bermuda office. He is a fellow of the Association of Certified Chartered Accountants.

Steven Norrington is based in the U.S. and is the Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, he was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, he served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.

Daniel R. O’Brien joined Beneficial Corporation in 1984 as assistant vice president of internal audit of the Beneficial Insurance Group, and ascended to the position of chief executive officer. In

Enstar Group Limited	78	2015 Proxy Statement

1998, Beneficial merged with Household International Inc. At that time, Mr. O’Brien was named managing director and CEO of Household’s insurance group and assumed responsibility for the combined insurance operations of the merged companies. He served in that capacity until his retirement from Household in 2002. Mr. O’Brien currently serves as a member of the Board of Pavonia Life Insurance Company of New York, and is chairman of its audit committee.

Kevin O’Connor has been the General Manager of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. He has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda. From 1978 to 1993, he worked in practice for a number of audit and accountancy firms in Ireland.

Francis Ortiz is a non-executive director of Pavonia Life Insurance Company of Michigan and has been a Michigan attorney since 1980 following his graduation from Harvard Law School. He has been a partner and member in the Detroit-based law firm Dickinson Wright PLLC for more than 30 years, with a concentration in the insurance industry.

Sandra O’Sullivan is the Chief Executive Officer of Enstar Australia Limited. She has also served as its Chief Financial Officer since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, she was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.

Richard Phinn has been with the company since 2012 and is currently the Chief Financial Officer for Shelbourne Syndicate Services Limited. With 12 years of industry experience, he previously held the position of Vice President for Beecher Carlson from 2009 to 2011 and before that he was Vice President for Swiss Reinsurance Company from 2006 to 2009. He trained as a Chartered Accountant with Allotts Accountants and is a fellow of the Institute of Chartered Accountants in England and Wales and a Chartered Financial Analyst.

Gary Potts is a non-executive director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment, he had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Australian Department of the Treasury for ten years, with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury’s representative in Tokyo from 1984 to 1987.

Walker Rainey is a Non-Executive Director of Torus Insurance Holdings Limited. Mr. Rainey has over 30 years of experience in the insurance industry, including eight years as Managing Director of Alterra Capital Europe Ltd, and eleven years as CFO of XL Europe Limited.

Teresa Reali has worked for Enstar (US) Inc. since March 2006. She serves as a Vice President — Client Manager since April 2013. From August 2012 to March 2013, she held the position of Assistant Vice President — Client Manager and from March 2006 to July 2012 she held the position of Senior Accountant. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, she worked for Providence Washington Insurance Company in Rhode Island.

Robert Redpath is currently a Senior Vice President of Enstar (US) Inc. Prior to joining Enstar in 2011, he served as the General Counsel of Clarendon National Insurance Company and subsidiaries

Enstar Group Limited	79	2015 Proxy Statement

from April 2006. From January 2002 until April 2006, he was Vice President in charge of litigation at Clarendon. From 1996 until 2002, he worked for Hannover Re in Hannover, Germany in the legal and claims departments. Prior to that, he worked for four years at the London law firm of Lawrence Graham specializing in insurance litigation. He has an LLB from University College, London, an LLM from the University of Mainz, Germany and a Diploma in Business Studies from the London School of Economics. He is licensed as an attorney (solicitor) both in England and in the State of New York.

Derek Reid has been the Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.

Jeremy Riley is an independent non-executive director of Knapton Insurance Limited and Unionamerica Insurance Company Limited, having been appointed in May 2010. He has held a number of roles in the global Insurance markets, working at a strategic and senior executive level. Most recently, he was the Regional CEO of a multinational insurance company and has worked as an advisor to a number of private equity firms.

David Rocke is currently a director and Executive Vice President of Enstar Limited. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries and has been a senior officer with the Company since 1996. Immediately prior to joining the Company in 1996, he held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.

Duncan M. Scott has been a Vice President of Run-Off and Insolvency Operations of the Company since 2001. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. He was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.

Richard Seelinger has served as Senior Vice President and US Head of Claims since 2013 and as Senior Vice President of SeaBright Insurance Company since October 2003. Mr. Seelinger previously served as Chief Executive Officer of Paladin Managed Care Services, a wholly owned subsidiary of SeaBright Insurance Holdings, from 2007 to 2010. He had previously been Senior Vice President of Eagle Insurance Company from 2000 to 2003 and Worker’s Compensation Claim Officer of Kemper Insurance Company from 1994 to 1999. Prior to 1999, he held a variety of management positions at Kemper Insurance Company, including Director of Corporate Planning and Research.

Dominic Sharp has been with Shelbourne Syndicate Services Limited since August 2011 and is currently its UK Chief Actuary. From July 2007 to July 2011, he worked as Chief Actuary of Centrally Managed Businesses UK within Zurich Financial Services. From 1996 to 2007, he worked within the Actuarial & Insurance Management Solutions department of PricewaterhouseCoopers. He is a fellow of the Institute & Faculty of Actuaries in the UK.

Michael Sheehan joined Clarendon Insurance Group in September 2002 as a Vice President of program business. Since 2006, he has been a Senior Vice President of program business at Clarendon. From 2000 to 2002, he worked for Realm National Insurance Company as a Senior Vice President. From 1994 to 2000, he worked as Claims Manager for an underwriting agency in Bermuda, and from 1988 to 1994, he worked for various syndicates at Lloyd’s in the claims and reinsurance areas.

John Shettle is an Operating Partner of Stone Point Capital. He also serves as the interim CEO and President of the U.S. operations of Torus Insurance Holdings Limited and is a director of AUGL.

Enstar Group Limited	80	2015 Proxy Statement

Mr. Shettle has more than thirty years of experience in the global insurance industry. Prior to joining Stone Point, he was the President and CEO of the Victor O. Schinnerer Company, where he was responsible for running Victor O. Schinnerer & Company, Inc. and ENCON Group Inc. Mr. Shettle holds a B.A. from Washington and Lee University and an Executive M.B.A from The Sellinger School of Business and Management at Loyola College in Maryland.

Jason Shortt has been with the Company since April 2014 and is currently Managing Director, Cranmore Insurance & Reinsurance Services (Europe) Ltd. Jason has in excess of 24 years insurance industry experience. From 2006 to 2014, he held the position of Reinsurance & Aviation Insurance Claims Manager at Markel International (formerly Alterra) and from 2001 to 2006, he held various claims management positions with QBE in London and Dublin. Prior to that, Jason held various claims positions in London and Dublin. He is a Chartered Insurance Practitioner and an Associate of the Chartered Insurance Institute.

Jann Skinner has served as a director of Gordian Runoff Limited, TGI Australia Limited, Church Bay Limited and Enstar Australia Holdings Pty Limited since November 2008. She also served as a Partner of PricewaterhouseCoopers from July 1987 until June 2004 in Sydney. From 1975 to 1987, she worked in the audit division of PricewaterhouseCoopers (formerly Coopers & Lybrand) in both its Sydney and London offices.

Ann Slade has been with the Company since 2007 and is currently Enstar (EU) Head of Finance. Prior to this, she held the position of Client Manager for Unionamerica Insurance Company Limited. Before joining Enstar (EU) Ltd, she was Senior Finance Manager at Scottish Re (from 2004 to 2006) and Insurance Group Controller at GE Life (from 2000 to 2004). She trained as a Chartered Accountant with PricewaterhouseCoopers and is a fellow of the Institute of Chartered Accountants in England and Wales.

Demian Smith is currently Chief Executive Officer of Torus’ International Operations. He joined Torus as Global Head of Marine in 2010 from the Navigators Group-owned Lloyd’s Specialist Marine Syndicate 1221, where he was responsible for Marine and Energy Liabilities. In 2014, he was appointed Chief Executive Officer of Torus’ International operations, which includes Torus’ Lloyd’s, London market and Continental Europe operations. An Associate of the Chartered Insurance Institute, Mr. Smith holds an MBA from Edinburgh University Management School and a B. Eng. (Hons) in Naval Architecture from the University of Strathclyde, Glasgow. He began his career at Miller in 1995. Demian also serves as Chairman of Torus’ Group Underwriting Committee.

C. Paul Thomas has been with the Company since 2001 and is currently the Chief Financial Officer of our UK Group. From 2001 to 2012, he held the position of client director for a number of run-off clients of Enstar (EU) Limited and was appointed a director of Enstar (EU) Limited in 2006. Prior to joining the Company, he was the Finance Director of Wasa International UK, a London Market insurance company for several years, having previously held senior financial positions within Friends Provident Group, NM Financial Management and Schroder Life. He is a fellow of the Chartered Association of Certified Accountants.

Roger Thompson joined Enstar Limited in July 2009 as Chief Investment Officer. From 2002 to 2008, he served as Senior Vice President, Treasurer and Chief Investment Officer of AXIS Capital Holdings Limited. He worked for various Zurich Financial Services subsidiaries in Bermuda from 1994 to 2002 where he ultimately served as President, Chief Financial and Administrative Officer of Zurich Investment Services Limited. He is a Chartered Accountant and Chartered Financial Analyst.

Patrick Tiernan is Chief Operating Officer of Torus Insurance Holdings Limited. Mr. Tiernan has over 16 years of experience in the insurance business, with the past 10 years spent at Zurich Insurance Group where he most recently served as CEO of Zurich’s Centrally Managed Businesses.

Enstar Group Limited	81	2015 Proxy Statement

Philip Toohey is a director of Pavonia Life Insurance Company of New York and was Senior Executive Vice President, General Counsel and Secretary of HSBC USA Inc. and HSBC Bank USA from 1990 to May 2004. He joined HSBC in 1984 as Assistant General Counsel. From 1970 to 1984 he was a Partner in the Phillips Lytle law firm. From 1968 to 1970, he clerked for the Honorable Louis M. Greenblott, Appellate Division, Third Department, Albany, New York. Mr. Toohey is a member of the Erie County New York State and American Bar Associations. He is a director of the Better Business Bureau of Upstate New York and has served three terms as Chairman of that organization.

Cindy Traczyk has been with Torus US since 2010 and is currently the Group Head of Pricing. Previously, she held the position of SVP and Actuary, Pricing for Torus US. From August 1995 to August 2010, she worked as an insurance professional at CNA in Chicago, IL in a variety of actuarial, underwriting, and accounting roles. Her final position with CNA was SVP and Actuary, Commercial Actuarial from 2008 to 2010. She is a fellow of the Casualty Actuarial Association.

Cormac Treanor has served as Executive Vice President and Group Head of Life since December 2014. Prior to joining Enstar, he had served as Head of Longevity Solutions for Wilton Re since 2009. He previously founded and served as Chief Executive Officer of Odyssey Financial Partners Limited, an Irish based asset manager focused on the U.S. secondary life insurance market. He has also served as a Director in the Capital Markets division of Allied Irish Banks plc and as Head of the Insurance Solutions Group.

Robert L. Trimble is executive Vice President of Torus. He joined Torus in 2009 to lead its casualty group and has almost 30 years of experience in insurance, having held several senior management positions with Chubb, St. Paul and Travelers, overseeing an array of products for both the US domestic market and internationally. Additionally, he co-founded Statehouse Casualty Managers, an MGA specializing in small commercial liability business. He holds a BA in Economics from the University of Virginia.

Darren S. Truman has served as Claims and Reinsurance Director of Shelbourne Syndicate Services since September 2009, and has been a Senior Technical Manager of the Company since April 2004. He also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, He held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.

Alan Turner has served as Chief Executive Officer of Enstar (EU) Limited since April 2006 and is a director of a number of the Company’s U.K. subsidiaries. Prior to this, he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.

Kristan Van Der Meer has been with the Company since April 2013 and is currently Vice President of Operations of Enstar Subsidiary Pavonia Holdings (US), Inc. and its affiliates. Prior to the Company’s acquisition, Kristan held the position of AVP, Senior Manager Marketing Project Management at HSBC Insurance Services from March 2008 through March 2013. Prior to that, from 1995 to 2008, she worked for various business units of Beneficial Finance, Household International, and HSBC in Corporate Training, Human Resources, Quality Assurance, and Partner Relationship Management. She is a member of the National Alliance of Life Companies.

Dr. Florian von Meiss is a non-executive director of Harper Insurance Limited. He opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. He continues to practice

Enstar Group Limited	82	2015 Proxy Statement

primarily in corporate matters and concentrates on the consumer industry. He holds law degrees from both the University of Zurich and the Columbia School of Law.

Brian J. Walker joined Enstar (EU) Limited in 2003 and is currently client director for a number of run-off clients of Enstar (EU) Limited. From 2000 until 2003, he served as Group Finance Director of British-American (UK) Ltd. Prior to 2000, he was a Senior Audit Manager with Ernst & Young, Bermuda.

John Wardrop is non-executive director of Torus Insurance (UK) Limited and Torus Underwriting Management Limited. He retired as a Partner from KPMG LLP’s insolvency practice in 2013 after a career of almost 30 years with the professional services firm. His management responsibilities as a Partner included membership on the U.K. Risk Management Panel, recruitment and mentoring of professional staff, managing team’s financial performance and assessing candidates for admission to the Partnership.

Stefan Wehrenberg is a non-executive director of Harper Insurance Limited and a partner of BLUM Attorneys at Law since January 2005. He was previously a senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. He holds a law degree from the University of Zurich.

Steven Western joined Enstar (EU) Limited in 2007 and is currently client director for a number of run-off clients of Enstar (EU) Limited. Between 1995 and 2007, he held various positions within the Company including Chief Operating Officer of Castlewood Risk Management Ltd, from 1995 to 2003, and Director of Finance and Administration of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, he was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.

Theo Wilkes is Chief Financial Officer of Torus International having previously served as Head of UK Finance of Enstar (EU) Limited. From 2004 to 2010, he worked at Catalina Services UK (formerly Alea Services UK) as Group Financial Controller and from 1998 to 2004, he was employed by Littlejohn Frazer specializing in financial services audit and related work. He is an Associate of the Institute of Chartered Accountants in England and Wales and also has a BA (Hons) English and an MA in Management Systems from the University of Hull.

Donald Woellner has served as Senior Vice President of Enstar (US) Inc. since August 2010. He is located in the East Providence, Rhode Island office. He also serves as Senior Vice President & Chief Financial Officer of several insurance companies we acquired in 2010. Prior to joining Enstar (US) Inc., he served as Senior Vice President and Treasurer of the Providence Washington Insurance Companies from 2005 to 2010.

Yoshinori Yokoo holds the position of General Manager in Financial Institutions Business Sub-Group with Shinsei Bank. He has been with Shinsei Bank since 2005.

Richard Zebleckas has been with the Company since April 2013 and currently holds the position of Vice President, Actuary. Since 2014, he has served in the capacity of Appointed Actuary for each life entity within Enstar’s life holding company, Pavonia Holding (US), Inc. From 2008 to 2013, he worked within the insurance division at HSBC. He is a fellow of the Society of Actuaries as well as a member of the Academy of Actuaries.

Enstar Group Limited	83	2015 Proxy Statement

OTHER GOVERNANCE MATTERS

Shareholder Proposals for the 2016 Annual General Meeting

Shareholder proposals intended for inclusion in the proxy statement for the 2016 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda and must be received by November 27, 2015 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2016 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the November 27, 2015 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2016 annual general meeting of shareholders if it is received no later than February 10, 2016, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2016 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

Other Matters

We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX HM 2267, WINDSOR PLACE, 3RD FLOOR, 22 QUEEN STREET, HAMILTON, HM JX, BERMUDA

Enstar Group Limited	84	2015 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com
ENSTAR GROUP LIMITED P.O. BOX HM 2267 WINDSOR PLACE, 3RD FLOOR 22 QUEEN STREET, HAMILTON HM JX BERMUDA

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 4, you can do so only via Internet or mail by following the instructions on this proxy card.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 4, you must include the proxy card in the return envelope with the director booklet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M88815-P61539                         KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENSTAR GROUP LIMITED
The Board of Directors recommends you vote FOR
the nominees for directors:
1.	Election of Directors:	For	Against	Abstain
Dominic F. Silvester
Kenneth W. Moore
The Board of Directors recommends you vote FOR Proposals No. 2 and 3.							For	Against	Abstain
2.	Advisory vote to approve executive compensation.
3.

To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2015 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 4.
4.	Election of subsidiary directors as set forth in Proposal No. 4.
Please refer to the back of the card for special voting instructions regarding Proposal No. 4.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement, and Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

M88816-P61539

ENSTAR GROUP LIMITED

Annual General Meeting of Shareholders

May 6, 2015

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dominic F. Silvester and Richard J. Harris, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM, ADT on May 6, 2015 at Enstar Group Limited, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Special Voting Instructions Regarding Proposal No. 4:

You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 4.

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the accompanying sheets by selecting the boxes next to each nominee’s name and submitting your vote by mail, or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 4 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the accompanying sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the accompanying sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side.

Continued and to be signed on reverse side

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 6, 2015

4.1 AG AUSTRALIA HOLDINGS LIMITED

Nominees:

		For	Against	Abstain
1.	Richard J. Harris	☐	☐	☐
2.	Nicholas A. Packer	☐	☐	☐
3.	Sandra O'Sullivan	☐	☐	☐
4.	Nicholas Hall	☐	☐	☐

4.2 ALOPUC LTD.

Nominees:

		For	Against	Abstain
5.	Derek Reid	☐	☐	☐
6.	C. Paul Thomas	☐	☐	☐
7.	Alan Turner	☐	☐	☐

4.3 ARDEN REINSURANCE COMPANY LIMITED

Nominees:

		For	Against	Abstain
8.	Adrian C. Kimberley	☐	☐	☐
9.	David Rocke	☐	☐	☐
10.	Paul J. O'Shea	☐	☐	☐
11.	Richard J. Harris	☐	☐	☐
12.	Nicholas A. Packer	☐	☐	☐

4.4 ATRIUM RISK MANAGEMENT SERVICES (WASHINGTON) LTD.

Nominees:

		For	Against	Abstain
13.	Richard Harries	☐	☐	☐
14.	James Lee	☐	☐	☐
15.	Lee Greenway	☐	☐	☐
16.	Peter Hargrave	☐	☐	☐
17.	Brendan Merriman	☐	☐	☐

4.5 ATRIUM RISK MANAGEMENT SERVICES (BRITISH COLUMBIA) LTD.

Nominees:

		For	Against	Abstain
18.	Richard Harries	☐	☐	☐
19.	James Lee	☐	☐	☐
20.	Lee Greenway	☐	☐	☐
21.	Peter Hargrave	☐	☐	☐
22.	Brendan Merriman	☐	☐	☐

4.6 BANTRY HOLDINGS LTD.

Nominees:

		For	Against	Abstain
23.	Adrian C. Kimberley	☐	☐	☐
24.	Duncan M. Scott	☐	☐	☐
25.	David Rocke	☐	☐	☐

4.7 BAYSHORE HOLDINGS LTD.

Nominees:

		For	Against	Abstain
26.	Richard J. Harris	☐	☐	☐
27.	Paul J. O'Shea	☐	☐	☐
28.	Nicholas A. Packer	☐	☐	☐
29.	Darran Baird	☐	☐	☐
30.	James Carey	☐	☐	☐

4.8 CAVELLO BAY LTD.

Nominees:

		For	Against	Abstain
31.	Dominic F. Silvester	☐	☐	☐
32.	Richard J. Harris	☐	☐	☐
33.	Scott Maries	☐	☐	☐
34.	Paul J. O'Shea	☐	☐	☐
35.	David Rocke	☐	☐	☐

4.9 B.H. ACQUISITION LIMITED

Nominees:

		For	Against	Abstain
36.	Richard J. Harris	☐	☐	☐
37.	Paul J. O'Shea	☐	☐	☐
38.	David Rocke	☐	☐	☐
39.	Adrian C. Kimberley	☐	☐	☐

4.10 BLACKROCK HOLDINGS LTD.

Nominees:

		For	Against	Abstain
40.	Adrian C. Kimberley	☐	☐	☐
41.	Duncan M. Scott	☐	☐	☐
42.	David Rocke	☐	☐	☐

4.11 BOSWORTH RUN-OFF LIMITED

Nominees:

		For	Against	Abstain
43.	Alan Turner	☐	☐	☐
44.	Ludovic de Belleval	☐	☐	☐
45.	C. Paul Thomas	☐	☐	☐
46.	Brian J. Walker	☐	☐	☐
47.	Ruth McDiarmid	☐	☐	☐

4.12 BRAMPTON INSURANCE COMPANY LIMITED

Nominees:

		For	Against	Abstain
48.	Max Lewis	☐	☐	☐
49.	C. Paul Thomas	☐	☐	☐
50.	Alan Turner	☐	☐	☐
51.	Steven Western	☐	☐	☐
52.	Patrick Cogavin	☐	☐	☐

4.13 BRITTANY INSURANCE COMPANY LTD.

Nominees:

		For	Against	Abstain
53.	Paul J. O'Shea	☐	☐	☐
54.	Richard J. Harris	☐	☐	☐
55.	Adrian C. Kimberley	☐	☐	☐
56.	David Rocke	☐	☐	☐
57.	Duncan M. Scott	☐	☐	☐

4.14 CAPITAL ASSURANCE SERVICES, INC.

Nominees:

		For	Against	Abstain
58.	Andrea Giannetta	☐	☐	☐
59.	James Grajewski	☐	☐	☐
60.	Paul Brockman	☐	☐	☐
61.	Thomas Nichols	☐	☐	☐

4.15 CASTLEWOOD LIMITED

Nominees:

		For	Against	Abstain
62.	Adrian C. Kimberley	☐	☐	☐
63.	Duncan M. Scott	☐	☐	☐
64.	Elizabeth DaSilva	☐	☐	☐

4.16 CAVELL HOLDINGS LIMITED

Nominees:

		For	Against	Abstain
65.	C. Paul Thomas	☐	☐	☐
66.	Alan Turner	☐	☐	☐
67.	Derek Reid	☐	☐	☐

4.17 CHATSWORTH LIMITED

Nominees:

		For	Against	Abstain
68.	Richard J. Harris	☐	☐	☐
69.	Adrian C. Kimberley	☐	☐	☐
70.	David Rocke	☐	☐	☐
71.	Elizabeth DaSilva	☐	☐	☐
72.	Orla Gregory	☐	☐	☐

4.18 CLARENDON AMERICA INSURANCE COMPANY

Nominees:

		For	Against	Abstain
73.	Joseph Follis	☐	☐	☐
74.	Paul Brockman	☐	☐	☐
75.	Thomas Nichols	☐	☐	☐
76.	Robert Redpath	☐	☐	☐
77.	Michael Sheehan	☐	☐	☐
78.	Kathleen Barker	☐	☐	☐
79.	Jennifer Miu	☐	☐	☐
80.	John A. Dore	☐	☐	☐
81.	Cindy Traczyk	☐	☐	☐
82.	Anna Hajek	☐	☐	☐

4.19 CLARENDON HOLDINGS, INC.

Nominees:

		For	Against	Abstain
83.	Kathleen Barker	☐	☐	☐
84.	Paul Brockman	☐	☐	☐
85.	Thomas Nichols	☐	☐	☐

4.20 CLARENDON NATIONAL INSURANCE COMPANY

Nominees:

		For	Against	Abstain
86.	Joseph Follis	☐	☐	☐
87.	Paul Brockman	☐	☐	☐
88.	Thomas Nichols	☐	☐	☐
89.	Robert Redpath	☐	☐	☐
90.	Michael Sheehan	☐	☐	☐
91.	Kathleen Barker	☐	☐	☐
92.	Jennifer Miu	☐	☐	☐
93.	John A. Dore	☐	☐	☐

ANNUAL MEETING Of SHAREHOLDERS Of

ENSTAR GROUP LIMITED

May 6, 2015

4.1 AG AUSTRALIA HOLDINGS LIMITED 4.8 CAVELLO BAY LTD. 4.15 CASTLEWOOD LIMITED

Nominees: Nominees: Nominees:

for Against Abstain for Against Abstain for Against Abstain

1. Richard J. Harris 31. Dominic F. Silvester 62. Adrian C. Kimberley

2. Nicholas A. Packer 32. Richard J. Harris 63. Duncan M. Scott

3. Sandra O’Sullivan 33. Scott Maries 64. Elizabeth DaSilva

4. Nicholas Hall 34. Paul J. O’Shea 4.16 CAVELL HOLDINGS LIMITED

4.2 ALOPUC LTD. 35. David Rocke Nominees:

Nominees: 4.9 B.H. ACQUISITION LIMITED 65. C. Paul Thomas

5. Derek Reid Nominees: 66. Alan Turner

6. C. Paul Thomas 36. Richard J. Harris 67. Derek Reid

7. Alan Turner 37. Paul J. O’Shea 4.17 CHATSWORTH LIMITED

4.3 ARDEN REINSURANCE COMPANY LIMITED 38. David Rocke Nominees:

Nominees: 39. Adrian C. Kimberley 68. Richard J. Harris

8. Adrian C. Kimberley 4.10 BLACKROCK HOLDINGS LTD. 69. Adrian C. Kimberley

9. David Rocke Nominees: 70. David Rocke

10. Paul J. O’Shea 40. Adrian C. Kimberley 71. Elizabeth DaSilva

11. Richard J. Harris 41. Duncan M. Scott 72. Orla Gregory

12. Nicholas A. Packer 42. David Rocke 4.18 CLARENDON AMERICA INSURANCE COMPANY

4.4 ATRIUM RISK MANAGEMENT SERVICES 4.11 BOSWORTH RUN-Off LIMITED Nominees:

(WASHINGTON) Nominees: LTD. Nominees: 73. Joseph Follis

13. Richard Harries 43. Alan Turner 74. Paul Brockman

14. James Lee 44. Ludovic de Belleval 75. Thomas Nichols

15. Lee Greenway 45. C. Paul Thomas 76. Robert Redpath

16. Peter Hargrave 46. Brian J. Walker 77. Michael Sheehan

17. Brendan Merriman 47. Ruth McDiarmid 78. Kathleen Barker

4.5 ATRIUM RISK MANAGEMENT SERVICES 4.12 BRAMPTON INSURANCE COMPANY LIMITED 79. Jennifer Miu

(BRITISH COLUMBIA) LTD.

Nominees: Nominees: 80. John A. Dore

18. Richard Harries 48. Max Lewis 81. Cindy Traczyk

19. James Lee 49. C. Paul Thomas 82. Anna Hajek

20. Lee Greenway 50. Alan Turner 4.19 CLARENDON HOLDINGS, INC.

21. Peter Hargrave 51. Steven Western Nominees:

22. Brendan Merriman 52. Patrick Cogavin 83. Kathleen Barker

4.6 BANTRY HOLDINGS LTD. 4.13 BRITTANY INSURANCE COMPANY LTD. 84. Paul Brockman

Nominees: Nominees: 85. Thomas Nichols

23. Adrian C. Kimberley 53. Paul J. O’Shea 4.20 CLARENDON NATIONAL INSURANCE COMPANY

24. Duncan M. Scott 54. Richard J. Harris Nominees:

25. David Rocke 55. Adrian C. Kimberley 86. Joseph Follis

4.7 BAYSHORE HOLDINGS LTD. 56. David Rocke 87. Paul Brockman

Nominees: 57. Duncan M. Scott 88. Thomas Nichols

26. Richard J. Harris 4.14 CAPITAL ASSURANCE SERVICES, INC. 89. Robert Redpath

27. Paul J. O’Shea Nominees: 90. Michael Sheehan

28. Nicholas A. Packer 58. Andrea Giannetta 91. Kathleen Barker

29. Darran Baird 59. James Grajewski 92. Jennifer Miu

30. James Carey 60. Paul Brockman 93. John A. Dore

61. Thomas Nichols

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 6, 2015

4.20 CLARENDON NATIONAL INSURANCE COMPANY (CONTD.)

Nominees:	For	Against	Abstain
94. Cindy Traczyk	☐	☐	☐
95. Anna Hajek	☐	☐	☐

4.21 CLIC HOLDINGS, INC.

Nominees:	For	Against	Abstain
96. Cheryl D. Davis	☐	☐	☐
97. Paul Brockman	☐	☐	☐
98. Thomas Nichols	☐	☐	☐

4.22 COMOX HOLDINGS LTD.

Nominees:	For	Against	Abstain
99. Ludovic de Belleval	☐	☐	☐
100. Richard J. Harris	☐	☐	☐
101. Adrian C. Kimberley	☐	☐	☐
102. David Rocke	☐	☐	☐
103. Yoshinori Yokoo	☐	☐	☐

4.23 THE COPENHAGEN REINSURANCE COMPANY (UK) LIMITED

Nominees:	For	Against	Abstain
104. Alan Turner	☐	☐	☐
105. C. Paul Thomas	☐	☐	☐
106. Steven Western	☐	☐	☐
107. Patrick Cogavin	☐	☐	☐

4.24 COURTENAY HOLDINGS LTD.

Nominees:	For	Against	Abstain
108. Richard J. Harris	☐	☐	☐
109. David Rocke	☐	☐	☐
110. Adrian C. Kimberley	☐	☐	☐

4.25 CRANMORE (UK) LIMITED

Nominees:	For	Against	Abstain
111. Phillip Cooper	☐	☐	☐
112. David Ellis	☐	☐	☐
113. Shaun Holden	☐	☐	☐
114. C. Paul Thomas	☐	☐	☐
115. Steven Norrington	☐	☐	☐
116. Alan Turner	☐	☐	☐
117. Des Allen	☐	☐	☐
118. Adam Grange	☐	☐	☐

4.26 CRANMORE (AUSTRALIA) PTY LIMITED

Nominees:	For	Against	Abstain
119. Sandra O'Sullivan	☐	☐	☐
120. Nicholas Hall	☐	☐	☐
121. Steven Norrington	☐	☐	☐

4.27 CRANMORE (ASIA) LIMITED

Nominees:	For	Against	Abstain
122. David Rocke	☐	☐	☐
123. Adrian C. Kimberley	☐	☐	☐
124. Duncan M. Scott	☐	☐	☐
125. Elizabeth DaSilva	☐	☐	☐

4.28 CRANMORE ASIA (PTE) LIMITED

Nominees:	For	Against	Abstain
126. Ian Belcher	☐	☐	☐
127. Goh Mei Xuan Michelle	☐	☐	☐
128. Steven Norrington	☐	☐	☐
129. Sandra O'Sullivan	☐	☐	☐

4.29 CRANMORE (BERMUDA) LIMITED

Nominees:	For	Against	Abstain
130. Adrian C. Kimberley	☐	☐	☐
131. Duncan M. Scott	☐	☐	☐
132. David Rocke	☐	☐	☐
133. Elizabeth DaSilva	☐	☐	☐

4.30 CRANMORE (US) INC.

Nominees:	For	Against	Abstain
134. Cheryl D. Davis	☐	☐	☐
135. Paul Brockman	☐	☐	☐
136. Thomas Nichols	☐	☐	☐
137. Steven Norrington	☐	☐	☐

4.31 CRANMORE INSURANCE & REINSURANCE SERVICES EUROPE LIMITED

Nominees:	For	Against	Abstain
138. Steven Norrington	☐	☐	☐
139. David Ellis	☐	☐	☐
140. Jason Shortt	☐	☐	☐
141. Kieran Hayes	☐	☐	☐

4.32 CUMBERLAND HOLDINGS LTD.

Nominees:	For	Against	Abstain
142. Adrian C. Kimberley	☐	☐	☐
143. Richard J. Harris	☐	☐	☐
144. Paul J. O'Shea	☐	☐	☐
145. David Rocke	☐	☐	☐

4.33 DLCM NO. 1 LIMITED

Nominees:	For	Against	Abstain
146. C. Paul Thomas	☐	☐	☐
147. Alan Turner	☐	☐	☐
148. Derek Reid	☐	☐	☐

4.34 DLCM NO. 2 LIMITED

Nominees:	For	Against	Abstain
149. C. Paul Thomas	☐	☐	☐
150. Alan Turner	☐	☐	☐
151. Derek Reid	☐	☐	☐

4.35 DLCM NO. 3 LIMITED

Nominees:	For	Against	Abstain
152. C. Paul Thomas	☐	☐	☐
153. Alan Turner	☐	☐	☐
154. Derek Reid	☐	☐	☐

4.36 EASTSHORE HOLDINGS LTD.

Nominees:	For	Against	Abstain
155. Elizabeth DaSilva	☐	☐	☐
156. Richard J. Harris	☐	☐	☐
157. Adrian C. Kimberley	☐	☐	☐
158. Duncan M. Scott	☐	☐	☐
159. David Rocke	☐	☐	☐

4.37 ELECTRICITY PRODUCERS INSURANCE COMPANY (BDA) LIMITED

Nominees:	For	Against	Abstain
160. Paul J. O'Shea	☐	☐	☐
161. Adrian C. Kimberley	☐	☐	☐
162. David Rocke	☐	☐	☐
163. Richard J. Harris	☐	☐	☐
164. Orla Gregory	☐	☐	☐
165. Duncan M. Scott	☐	☐	☐

4.38 ENSTAR (EU) FINANCE LIMITED

Nominees:	For	Against	Abstain
166. C. Paul Thomas	☐	☐	☐
167. Alan Turner	☐	☐	☐
168. Shaun Holden	☐	☐	☐
169. Derek Reid	☐	☐	☐

4.39 ENSTAR (EU) HOLDINGS LIMITED

Nominees:	For	Against	Abstain
170. David Hackett	☐	☐	☐
171. C. Paul Thomas	☐	☐	☐
172. Alan Turner	☐	☐	☐
173. Shaun Holden	☐	☐	☐

4.40 ENSTAR (EU) LIMITED

Nominees:	For	Against	Abstain
174. David Atkins	☐	☐	☐
175. David Grisley	☐	☐	☐
176. David Hackett	☐	☐	☐
177. Michael Lynagh	☐	☐	☐
178. Derek Reid	☐	☐	☐
179. C. Paul Thomas	☐	☐	☐

ANNUAL MEETING Of SHAREHOLDERS Of

ENSTAR GROUP LIMITED

May 6, 2015

4.20 CLARENDON NATIONAL INSURANCE COMPANY 4.27 CRANMORE (ASIA) LIMITED 4.34 DLCM NO. 2 LIMITED

(CONTD.) Nominees: Nominees:

Nominees: for Against Abstain for Against Abstain for Against Abstain

94. Cindy Traczyk 122. David Rocke 149. C. Paul Thomas

95. Anna Hajek 123. Adrian C. Kimberley 150. Alan Turner

4.21 cLIc HOLDINGS, INc. 124. Duncan M. Scott 151. Derek Reid

Nominees: 125. Elizabeth DaSilva 4.35 DLCM NO. 3 LIMITED

96. Cheryl D. Davis 4.28 CRANMORE ASIA (PTE) LIMITED Nominees:

97. Paul Brockman Nominees: 152. C. Paul Thomas

98. Thomas Nichols 126. Ian Belcher 153. Alan Turner

4.22 COMOX HOLDINGS LTD. 127. Goh Mei Xuan Michelle 154. Derek Reid

Nominees: 128. Steven Norrington 4.36 EASTSHORE HOLDINGS LTD.

99. Ludovic de Belleval 129. Sandra O’Sullivan Nominees:

100. Richard J. Harris 4.29 CRANMORE (BERMUDA) LIMITED 155. Elizabeth DaSilva

101. Adrian C. Kimberley Nominees: 156. Richard J. Harris

102. David Rocke 130. Adrian C. Kimberley 157. Adrian C. Kimberley

103. Yoshinori Yokoo 131. Duncan M. Scott 158. Duncan M. Scott

4.23 THE COPENHAGEN REINSURANCE COMPANY 132. David Rocke 159. David Rocke

(Uk) LIMITED

Nominees: 133. Elizabeth DaSilva 4.37 ELECTRICITY PRODUCERS INSURANCE

COMPANY (BDA) LIMITED

104. Alan Turner 4.30 CRANMORE (US) INC. Nominees:

105. C. Paul Thomas Nominees: 160. Paul J. O’Shea

106. Steven Western 134. Cheryl D. Davis 161. Adrian C. Kimberley

107. Patrick Cogavin 135. Paul Brockman 162. David Rocke

4.24 COURTENAY HOLDINGS LTD. 136. Thomas Nichols 163. Richard J. Harris

Nominees: 137. Steven Norrington 164. Orla Gregory

108. Richard J. Harris 4.31 CRANMORE INSURANCE & REINSURANCE 165. Duncan M. Scott

SERVICES EUROPE LIMITED

109. David Rocke Nominees: 4.38 ENSTAR (EU) FINANCE LIMITED

110. Adrian C. Kimberley 138. Steven Norrington Nominees:

4.25 CRANMORE (Uk) LIMITED 139. David Ellis 166. C. Paul Thomas

Nominees: 140. Jason Shortt 167. Alan Turner

111. Phillip Cooper 141. Kieran Hayes 168. Shaun Holden

112. David Ellis 4.32 CUMBERLAND HOLDINGS LTD. 169. Derek Reid

113. Shaun Holden Nominees: 4.39 ENSTAR (EU) HOLDINGS LIMITED

114. C. Paul Thomas 142. Adrian C. Kimberley Nominees:

115. Steven Norrington 143. Richard J. Harris 170. David Hackett

116. Alan Turner 144. Paul J. O’Shea 171. C. Paul Thomas

117. Des Allen 145. David Rocke 172. Alan Turner

118. Adam Grange 4.33 DLM NO. 1 LIMITED 173. Shaun Holden

4.26 CRANMORE (AUSTRALIA) PTY LIMITED Nominees: 4.40 ENSTAR (EU) LIMITED

Nominees: 146. C. Paul Thomas Nominees:

119. Sandra O’Sullivan 147. Alan Turner 174. David Atkins

120. Nicholas Hall 148. Derek Reid 175. David Grisley

121. Steven Norrington 176. David Hackett

177. Michael Lynagh

178. Derek Reid

179. C. Paul Thomas

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 6, 2015

4.40 ENSTAR (EU) LIMITED (CONTD.)

Nominees:

	For	Against	Abstain
180. Alan Turner	☐	☐	☐
181. Shaun Holden	☐	☐	☐

4.41 ENSTAR ACQUISITIONS LIMITED

Nominees:

	For	Against	Abstain
182. C. Paul Thomas	☐	☐	☐
183. Alan Turner	☐	☐	☐
184. Derek Reid	☐	☐	☐

4.42 ENSTAR AUSTRALIA HOLDINGS PTY LTD.

Nominees:

	For	Against	Abstain
185. Gary Potts	☐	☐	☐
186. Jann Skinner	☐	☐	☐
187. Bruce Bollom	☐	☐	☐
188. Richard J. Harris	☐	☐	☐
189. Nicholas A. Packer	☐	☐	☐

4.43 ENSTAR AUSTRALIA LIMITED

Nominees:

	For	Against	Abstain
190. Nicholas A. Packer	☐	☐	☐
191. Nicholas Hall	☐	☐	☐
192. Sandra O'Sullivan	☐	☐	☐

4.44 ENSTAR BROKERS LIMITED

Nominees:

	For	Against	Abstain
193. Richard J. Harris	☐	☐	☐
194. Elizabeth DaSilva	☐	☐	☐
195. Adrian C. Kimberley	☐	☐	☐
196. David Rocke	☐	☐	☐
197. Paul J. O'Shea	☐	☐	☐

4.45 ENSTAR FINANCIAL SERVICES INC.

Nominees:

	For	Against	Abstain
198. Cheryl D. Davis	☐	☐	☐
199. Thomas Nichols	☐	☐	☐

4.46 ENSTAR FINANCING LIMITED

Nominees:

	For	Against	Abstain
200. Elizabeth DaSilva	☐	☐	☐
201. Adrian C. Kimberley	☐	☐	☐
202. Richard J. Harris	☐	☐	☐
203. Duncan M. Scott	☐	☐	☐

4.47 ENSTAR GROUP OPERATIONS INC.

Nominees:

	For	Against	Abstain
204. Cheryl D. Davis	☐	☐	☐
205. Thomas Nichols	☐	☐	☐

4.48 ENSTAR HOLDINGS (US) INC.

Nominees:

	For	Against	Abstain
206. Cheryl D. Davis	☐	☐	☐
207. Paul Brockman	☐	☐	☐
208. Thomas Nichols	☐	☐	☐

4.49 ENSTAR INSURANCE MANAGEMENT SERVICES IRELAND LIMITED

Nominees:

	For	Against	Abstain
209. Nicholas A. Packer	☐	☐	☐
210. Orla Gregory	☐	☐	☐
211. Richard J. Harris	☐	☐	☐
212. Kieran Hayes	☐	☐	☐

4.50 ENSTAR INVESTMENT MANAGEMENT LTD.

Nominees:

	For	Against	Abstain
213. Richard J. Harris	☐	☐	☐
214. Adrian C. Kimberley	☐	☐	☐
215. Roger Thompson	☐	☐	☐
216. Lothar Crofton	☐	☐	☐

4.51 ENSTAR INVESTMENTS INC.

Nominees:

	For	Against	Abstain
217. Cheryl D. Davis	☐	☐	☐
218. Thomas Nichols	☐	☐	☐
219. Paul Brockman	☐	☐	☐

4.52 ENSTAR LIMITED

Nominees:

	For	Against	Abstain
220. Paul J. O'Shea	☐	☐	☐
221. Richard J. Harris	☐	☐	☐
222. Adrian C. Kimberley	☐	☐	☐
223. David Rocke	☐	☐	☐
224. Elizabeth DaSilva	☐	☐	☐

4.53 ENSTAR (EU) SERVICES ASIA LIMITED

Nominees:

	For	Against	Abstain
225. Alan Turner	☐	☐	☐
226. C. Paul Thomas	☐	☐	☐
227. Derek Reid	☐	☐	☐

4.54 ENSTAR NEW YORK, INC.

Nominees:

	For	Against	Abstain
228. Cheryl D. Davis	☐	☐	☐
229. Thomas Nichols	☐	☐	☐
230. Paul Brockman	☐	☐	☐

4.55 ENSTAR (US) INC.

Nominees:

	For	Against	Abstain
231. Robert Redpath	☐	☐	☐
232. Paul Brockman	☐	☐	☐
233. Cheryl D. Davis	☐	☐	☐
234. Thomas Nichols	☐	☐	☐

4.56 ENSTAR LIFE (US), INC.

Nominees:

	For	Against	Abstain
235. Richard J. Harris	☐	☐	☐
236. Kieran Hayes	☐	☐	☐
237. John Moran	☐	☐	☐
238. Gareth Nokes	☐	☐	☐

4.57 ENSTAR USA INC.

Nominees:

	For	Against	Abstain
239. Thomas Nichols	☐	☐	☐
240. Cheryl D. Davis	☐	☐	☐

4.58 FITZWILLIAM INSURANCE LIMITED

Nominees:

	For	Against	Abstain
241. Paul J. O'Shea	☐	☐	☐
242. Richard J. Harris	☐	☐	☐
243. Adrian C. Kimberley	☐	☐	☐
244. David Rocke	☐	☐	☐
245. Nicholas A. Packer	☐	☐	☐

4.59 FLATTS LIMITED

Nominees:

	For	Against	Abstain
246. C. Paul Thomas	☐	☐	☐
247. Alan Turner	☐	☐	☐
248. Derek Reid	☐	☐	☐

4.60 GORDIAN RUNOFF LIMITED

Nominees:

	For	Against	Abstain
249. Gary Potts	☐	☐	☐
250. Jann Skinner	☐	☐	☐
251. Bruce Bollom	☐	☐	☐
252. Richard J. Harris	☐	☐	☐
253. Nicholas A. Packer	☐	☐	☐

4.61 GOSHAWK DEDICATED LIMITED

Nominees:

	For	Against	Abstain
254. C. Paul Thomas	☐	☐	☐
255. Alan Turner	☐	☐	☐
256. Derek Reid	☐	☐	☐

4.62 GOSHAWK HOLDINGS (BERMUDA) LIMITED

Nominees:

	For	Against	Abstain
257. Adrian C. Kimberley	☐	☐	☐
258. Orla Gregory	☐	☐	☐
259. David Rocke	☐	☐	☐
260. Richard J. Harris	☐	☐	☐

4.63 GOSHAWK INSURANCE HOLDINGS LIMITED

Nominees:

	For	Against	Abstain
261. C. Paul Thomas	☐	☐	☐
262. Alan Turner	☐	☐	☐
263. Derek Reid	☐	☐	☐

ANNUAL MEETING Of SHAREHOLDERS Of

ENSTAR GROUP LIMITED

May 6, 2015

4.40 ENSTAR (EU) LIMITED (CONTD.) 4.48 ENSTAR HOLDINGS (US) INC. 4.56 ENSTAR LIFE (US), INC.

Nominees: Nominees: Nominees:

for Against Abstain for Against Abstain for Against Abstain

180. Alan Turner 206. Cheryl D. Davis 235. Richard J. Harris

181. Shaun Holden 207. Paul Brockman 236. Kieran Hayes

4.41 ENSTAR ACQUISITIONS LIMITED 208. Thomas Nichols 237. John Moran

Nominees: 4.49 ENSTAR INSURANCE MANAGEMENT 238. Gareth Nokes

SERVICES IRELAND LIMITED

182. C. Paul Thomas Nominees: 4.57 ENSTAR USA INC.

183. Alan Turner 209. Nicholas A. Packer Nominees:

184. Derek Reid 210. Orla Gregory 239. Thomas Nichols

4.42 ENSTAR AUSTRALIA HOLDINGS PTY LTD. 211. Richard J. Harris 240. Cheryl D. Davis

Nominees: 212. Kieran Hayes 4.58 FITZWILLIAM INSURANCE LIMITED

185. Gary Potts 4.50 ENSTAR INVESTMENT MANAGEMENT LTD. Nominees:

186. Jann Skinner Nominees: 241. Paul J. O’Shea

187. Bruce Bollom 213. Richard J. Harris 242. Richard J. Harris

188. Richard J. Harris 214. Adrian C. Kimberley 243. Adrian C. Kimberley

189. Nicholas A. Packer 215. Roger Thompson 244. David Rocke

4.43 ENSTAR AUSTRALIA LIMITED 216. Lothar Crofton 245. Nicholas A. Packer

Nominees:

4.51 ENSTAR INVESTMENTS INC. 4.59 FLATTS LIMITED

190. Nicholas A. Packer Nominees: Nominees:

191. Nicholas Hall 217. Cheryl D. Davis 246. C. Paul Thomas

192. Sandra O’Sullivan 218. Thomas Nichols 247. Alan Turner

4.44 ENSTAR BROKERS LIMITED 219. Paul Brockman 248. Derek Reid

Nominees: 4.52 ENSTAR LIMITED 4.60 GORDIAN RUNOFF LIMITED

193. Richard J. Harris Nominees: Nominees:

194. Elizabeth DaSilva 220. Paul J. O’Shea 249. Gary Potts

195. Adrian C. Kimberley 221. Richard J. Harris 250. Jann Skinner

196. David Rocke 222. Adrian C. Kimberley 251. Bruce Bollom

197. Paul J. O’Shea 223. David Rocke 252. Richard J. Harris

4.45 ENSTAR FINANCIAL SERVICES INC. 224. Elizabeth DaSilva 253. Nicholas A. Packer

Nominees: 4.53 ENSTAR (EU) SERVICES ASIA LIMITED 4.61 GOSHAWK DEDICATED LIMITED

198. Cheryl D. Davis Nominees: Nominees:

199. Thomas Nichols 225. Alan Turner 254. C. Paul Thomas

4.46 ENSTAR FINANCING LIMITED 226. C. Paul Thomas 255. Alan Turner

Nominees: 227. Derek Reid 256. Derek Reid

200. Elizabeth DaSilva 4.54 ENSTAR NEW YORK, INC. 4.62 GOSHAWK HOLDINGS (BERMUDA) LIMITED

201. Adrian C. Kimberley Nominees: Nominees:

202. Richard J. Harris 228. Cheryl D. Davis 257. Adrian C. Kimberley

203. Duncan M. Scott 229. Thomas Nichols 258. Orla Gregory

4.47 ENSTAR GROUP OPERATIONS INC. 230. Paul Brockman 259. David Rocke

Nominees: 4.55 ENSTAR (US) INC. 260. Richard J. Harris

204. Cheryl D. Davis Nominees: 4.63 GOSHAWK INSURANCE HOLDINGS LIMITED

205. Thomas Nichols 231. Robert Redpath Nominees:

232. Paul Brockman 261. C. Paul Thomas

233. Cheryl D. Davis 262. Alan Turner

234. Thomas Nichols 263. Derek Reid

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 6, 2015

4.64 HARPER HOLDING SARL

Nominees:

	For	Against	Abstain
264. Nicholas A. Packer	☐	☐	☐
265. John Cassin	☐	☐	☐

4.65 HARPER INSURANCE LIMITED

Nominees:

	For	Against	Abstain
266. Michael H.P. Handler	☐	☐	☐
267. Stefan Wehrenberg	☐	☐	☐
268. Dr. Florian von Meiss	☐	☐	☐
269. Richard J. Harris	☐	☐	☐
270. Andreas K. Iselin	☐	☐	☐
271. Nicholas A. Packer	☐	☐	☐

4.66 HARRINGTON SOUND LIMITED

Nominees:

	For	Against	Abstain
272. Richard J. Harris	☐	☐	☐
273. Nicholas A. Packer	☐	☐	☐
274. Nicholas Hall	☐	☐	☐
275. Sandra O'Sullivan	☐	☐	☐

4.67 HILLCOT HOLDINGS LTD.

Nominees:

	For	Against	Abstain
276. Paul J. O'Shea	☐	☐	☐
277. Adrian C. Kimberley	☐	☐	☐
278. Richard J. Harris	☐	☐	☐

4.68 HILLCOT UNDERWRITING MANAGEMENT LIMITED

Nominees:

	For	Against	Abstain
279. C. Paul Thomas	☐	☐	☐
280. Alan Turner	☐	☐	☐
281. Derek Reid	☐	☐	☐

4.69 HOVE HOLDINGS LIMITED

Nominees:

	For	Against	Abstain
282. Richard J. Harris	☐	☐	☐
283. Adrian C. Kimberley	☐	☐	☐
284. David Rocke	☐	☐	☐
285. Elizabeth DaSilva	☐	☐	☐

4.70 HUDSON REINSURANCE COMPANY LIMITED

Nominees:

	For	Against	Abstain
286. Paul J. O'Shea	☐	☐	☐
287. Richard J. Harris	☐	☐	☐
288. Adrian C. Kimberley	☐	☐	☐
289. David Rocke	☐	☐	☐
290. Duncan M. Scott	☐	☐	☐

4.71 INTER-OCEAN HOLDINGS LTD.

Nominees:

	For	Against	Abstain
291. Adrian C. Kimberley	☐	☐	☐
292. Duncan M. Scott	☐	☐	☐
293. Richard J. Harris	☐	☐	☐
294. Orla Gregory	☐	☐	☐

4.72 INTER-OCEAN REINSURANCE COMPANY LTD.

Nominees:

	For	Against	Abstain
295. Adrian C. Kimberley	☐	☐	☐
296. Duncan M. Scott	☐	☐	☐
297 Richard J. Harris	☐	☐	☐
298. Paul J. O'Shea	☐	☐	☐
299. Orla Gregory	☐	☐	☐

4.73 INTER-OCEAN REINSURANCE (IRELAND) LTD.

Nominees:

	For	Against	Abstain
300. Richard J. Harris	☐	☐	☐
301. Orla Gregory	☐	☐	☐
302. Kevin O'Connor	☐	☐	☐

4.74 KENMARE HOLDINGS LTD.

Nominees:

	For	Against	Abstain
303. Richard J. Harris	☐	☐	☐
304. Paul J. O'Shea	☐	☐	☐
305. Adrian C. Kimberley	☐	☐	☐
306. Dominic F. Silvester	☐	☐	☐
307. David Rocke	☐	☐	☐
308. Nicholas A. Packer	☐	☐	☐

4.75 KINSALE BROKERS LIMITED

Nominees:

	For	Against	Abstain
309. C. Paul Thomas	☐	☐	☐
310. Alan Turner	☐	☐	☐
311. Shaun Holden	☐	☐	☐
312. Kenny McManus	☐	☐	☐

4.76 KNAPTON HOLDINGS LIMITED

Nominees:

	For	Against	Abstain
313. C. Paul Thomas	☐	☐	☐
314. Alan Turner	☐	☐	☐
315. Derek Reid	☐	☐	☐

4.77 KNAPTON INSURANCE LIMITED

Nominees:

	For	Against	Abstain
316. Jeremy Riley	☐	☐	☐
317. C. Paul Thomas	☐	☐	☐
318. Alan Turner	☐	☐	☐
319. Brian J. Walker	☐	☐	☐
320. Ruth McDiarmid	☐	☐	☐

4.78 LAGUNA LIFE HOLDINGS LTD.

Nominees:

	For	Against	Abstain
321. Richard J. Harris	☐	☐	☐
322. Adrian C. Kimberley	☐	☐	☐
323. Paul J. O'Shea	☐	☐	☐
324. David Rocke	☐	☐	☐

4.79 LAGUNA LIFE HOLDINGS SARL

Nominees:

	For	Against	Abstain
325. Nicholas A. Packer	☐	☐	☐
326. John Cassin	☐	☐	☐

4.80 LAGUNA LIFE LIMITED

Nominees:

	For	Against	Abstain
327. Orla Gregory	☐	☐	☐
328. Paul J. O'Shea	☐	☐	☐
329. Kieran Hayes	☐	☐	☐
330. David Allen	☐	☐	☐
331. Alastair Nicoll	☐	☐	☐

4.81 MARLON INSURANCE COMPANY LIMITED

Nominees:

	For	Against	Abstain
332. C. Paul Thomas	☐	☐	☐
333. Alan Turner	☐	☐	☐
334. Steven Western	☐	☐	☐
335. Patrick Cogavin	☐	☐	☐
336. Gary Griffiths	☐	☐	☐

4.82 MERCANTILE INDEMNITY COMPANY LIMITED

Nominees:

	For	Against	Abstain
337. C. Paul Thomas	☐	☐	☐
338. Alan Turner	☐	☐	☐
339. Brian J. Walker	☐	☐	☐

4.83 NEW CASTLE REINSURANCE COMPANY LTD.

Nominees:

	For	Against	Abstain
340. Richard J. Harris	☐	☐	☐
341. Adrian C. Kimberley	☐	☐	☐
342. Paul J. O'Shea	☐	☐	☐
343. David Rocke	☐	☐	☐

4.84 NORTHSHORE HOLDINGS LIMITED

Nominees:

	For	Against	Abstain
344. Richard J. Harris	☐	☐	☐
345. Paul J. O'Shea	☐	☐	☐
346. Nicholas A. Packer	☐	☐	☐
347. Darran Baird	☐	☐	☐
348. James Carey	☐	☐	☐

ANNUAL MEETING Of SHAREHOLDERS Of

ENSTAR GROUP LIMITED

May 6, 2015

4.64 HARPER HOLDING SARL 4.71 INTER-OCEAN HOLDINGS LTD. 4.78 LAGUNA LIFE HOLDINGS LTD.

Nominees: Nominees: Nominees:

for Against Abstain for Against Abstain for Against Abstain

264. Nicholas A. Packer 291. Adrian C. Kimberley 321. Richard J. Harris

265. John Cassin 292. Duncan M. Scott 322. Adrian C. Kimberley

4.65 HARPER INSURANCE LIMITED 293. Richard J. Harris 323. Paul J. O’Shea

Nominees: 294. Orla Gregory 324. David Rocke

266. Michael H.P. Handler 4.72 INTER-OCEAN REINSURANCE COMPANY LTD. 4.79 LAGUNA LIFE HOLDINGS SARL

267. Stefan Wehrenberg Nominees: Nominees:

268. Dr. Florian von Meiss 295. Adrian C. Kimberley 325. Nicholas A. Packer

269. Richard J. Harris 296. Duncan M. Scott 326. John Cassin

270. Andreas K. Iselin 297 Richard J. Harris 4.80 LAGUNA LIFE LIMITED

271. Nicholas A. Packer 298. Paul J. O’Shea Nominees:

4.66 HARRINGTON SOUND LIMITED 299. Orla Gregory 327. Orla Gregory

Nominees: 4.73 INTER-OCEAN REINSURANCE (IRELAND) LTD. 328. Paul J. O’Shea

272. Richard J. Harris Nominees: 329. Kieran Hayes

273. Nicholas A. Packer 300. Richard J. Harris 330. David Allen

274. Nicholas Hall 301. Orla Gregory 331. Alastair Nicoll

275. Sandra O’Sullivan 302. Kevin O’Connor 4.81 MARLON INSURANCE COMPANY LIMITED

4.67 HILLCOT HOLDINGS LTD. 4.74 KENMARE HOLDINGS LTD. Nominees:

Nominees: Nominees: 332. C. Paul Thomas

276. Paul J. O’Shea 303. Richard J. Harris 333. Alan Turner

277. Adrian C. Kimberley 304. Paul J. O’Shea 334. Steven Western

278. Richard J. Harris 305. Adrian C. Kimberley 335. Patrick Cogavin

4.68 HILLCOT UNDERWRITING MANAGEMENT LIMITED 306. Dominic F. Silvester 336. Gary Grif?ths

Nominees: 307. David Rocke 4.82 MERCANTILE INDEMNITY COMPANY LIMITED

279. C. Paul Thomas 308. Nicholas A. Packer Nominees:

280. Alan Turner 4.75 KINSALE BROKERS LIMITED 337. C. Paul Thomas

281. Derek Reid Nominees: 338. Alan Turner

4.69 HOVE HOLDINGS LIMITED 309. C. Paul Thomas 339. Brian J. Walker

Nominees: 310. Alan Turner 4.83 NEW CASTLE REINSURANCE COMPANY LTD.

282. Richard J. Harris 311. Shaun Holden Nominees:

283. Adrian C. Kimberley 312. Kenny McManus 340. Richard J. Harris

284. David Rocke 4.76 KNAPTON HOLDINGS LIMITED 341. Adrian C. Kimberley

285. Elizabeth DaSilva Nominees: 342. Paul J. O’Shea

4.70 HUDSON REINSURANCE COMPANY LIMITED 313. C. Paul Thomas 343. David Rocke

Nominees: 314. Alan Turner 4.84 NORTHSHORE HOLDINGS LIMITED

286. Paul J. O’Shea 315. Derek Reid Nominees:

287. Richard J. Harris 4.77 KNAPTON INSURANCE LIMITED 344. Richard J. Harris

288. Adrian C. Kimberley Nominees: 345. Paul J. O’Shea

289. David Rocke 316. Jeremy Riley 346. Nicholas A. Packer

290. Duncan M. Scott 317. C. Paul Thomas 347. Darran Baird

318. Alan Turner 348. James Carey

319. Brian J. Walker 320. Ruth McDiarmid

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 6, 2015

4.85 OCEANIA HOLDINGS LTD.

Nominees:	For	Against	Abstain
349. Richard J. Harris	☐	☐	☐
350. Adrian C. Kimberley	☐	☐	☐
351. David Rocke	☐	☐	☐

4.86 OVERSEAS REINSURANCE CORPORATION LIMITED

Nominees:	For	Against	Abstain
352. Adrian C. Kimberley	☐	☐	☐
353. Paul J. O'Shea	☐	☐	☐
354. Richard J. Harris	☐	☐	☐
355. David Rocke	☐	☐	☐

4.87 PAVONIA HOLDINGS (US), INC.

Nominees:	For	Against	Abstain
356. Kieran Hayes	☐	☐	☐
357. Robert Redpath	☐	☐	☐
358. Orla Gregory	☐	☐	☐
359. Richard J. Harris	☐	☐	☐
360. John Moran	☐	☐	☐
361. Cormac Treanor	☐	☐	☐

4.88 PAVONIA LIFE INSURANCE COMPANY OF DELAWARE

Nominees:	For	Against	Abstain
362. Kieran Hayes	☐	☐	☐
363. Robert Redpath	☐	☐	☐
364. Orla Gregory	☐	☐	☐
365. Richard J. Harris	☐	☐	☐
366. John Moran	☐	☐	☐
367. Richard Zebleckas	☐	☐	☐
368. Jeanne Mitchell	☐	☐	☐
369. Kristan Van Der Meer	☐	☐	☐
370. Cormac Treanor	☐	☐	☐

4.89 PAVONIA LIFE INSURANCE COMPANY OF ARIZONA

Nominees:	For	Against	Abstain
371. Kieran Hayes	☐	☐	☐
372. Robert Redpath	☐	☐	☐
373. Orla Gregory	☐	☐	☐
374. Richard J. Harris	☐	☐	☐
375. John Moran	☐	☐	☐
376. Richard Zebleckas	☐	☐	☐
377. Jeanne Mitchell	☐	☐	☐
378. Kristan Van Der Meer	☐	☐	☐
379. Cormac Treanor	☐	☐	☐

4.90 PAVONIA LIFE INSURANCE COMPANY OF MICHIGAN

Nominees:	For	Against	Abstain
380. Kieran Hayes	☐	☐	☐
381. Robert Redpath	☐	☐	☐
382. Orla Gregory	☐	☐	☐
383. Richard J. Harris	☐	☐	☐
384. John Moran	☐	☐	☐
385. Francis Ortiz	☐	☐	☐
386. Richard Zebleckas	☐	☐	☐
387. Jeanne Mitchell	☐	☐	☐
388. Kristan Van Der Meer	☐	☐	☐
389. Cormac Treanor	☐	☐	☐

4.91 PAVONIA LIFE INSURANCE COMPANY OF NEW YORK

Nominees:	For	Against	Abstain
390. Kieran Hayes	☐	☐	☐
391. Robert Redpath	☐	☐	☐
392. Orla Gregory	☐	☐	☐
393. Richard J. Harris	☐	☐	☐
394. John Moran	☐	☐	☐
395. William Latza	☐	☐	☐
396. Philip Toohey	☐	☐	☐
397. Daniel O'Brien	☐	☐	☐
398. Cormac Treanor	☐	☐	☐

4.92 PALADIN MANAGED CARE SERVICES, INC.

Nominees:	For	Against	Abstain
399. Thomas Nichols	☐	☐	☐
400. Paul Brockman	☐	☐	☐
401. Steven Norrington	☐	☐	☐

4.93 POINTSURE INSURANCE SERVICES, INC.

Nominees:	For	Against	Abstain
402. Thomas Nichols	☐	☐	☐
403. Paul Brockman	☐	☐	☐
404. Steven Norrington	☐	☐	☐

4.94 PAGET HOLDINGS GMBH LIMITED

Nominees:	For	Against	Abstain
405. David Rocke	☐	☐	☐
406. Elizabeth DaSilva	☐	☐	☐
407. Duncan M. Scott	☐	☐	☐
408. Adrian C. Kimberley	☐	☐	☐

4.95 PROVIDENCE WASHINGTON INSURANCE COMPANY

Nominees:	For	Against	Abstain
409. Joseph Follis	☐	☐	☐
410. Donald Woellner	☐	☐	☐
411. Paul Brockman	☐	☐	☐

4.95 PROVIDENCE WASHINGTON INSURANCE COMPANY (CONTD.)

Nominees:	For	Against	Abstain
412. Thomas Nichols	☐	☐	☐
413. Robert Redpath	☐	☐	☐

4.96 PWAC HOLDINGS, INC.

Nominees:	For	Against	Abstain
414. Cheryl D. Davis	☐	☐	☐
415. Paul Brockman	☐	☐	☐
416. Thomas Nichols	☐	☐	☐

4.97 PW ACQUISITION CO.

Nominees:	For	Against	Abstain
417. Donald Woellner	☐	☐	☐
418. Thomas Nichols	☐	☐	☐
419. Paul Brockman	☐	☐	☐

4.98 REGIS AGENCIES LIMITED

Nominees:	For	Against	Abstain
420. C. Paul Thomas	☐	☐	☐
421. Alan Turner	☐	☐	☐
422. Derek Reid	☐	☐	☐

4.99 REVIR LIMITED

Nominees:	For	Against	Abstain
423. Richard J. Harris	☐	☐	☐
424. Elizabeth DaSilva	☐	☐	☐
425. Adrian C. Kimberley	☐	☐	☐
426. David Rocke	☐	☐	☐

4.100 RIVER THAMES INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
427. Max Lewis	☐	☐	☐
428. Steven Western	☐	☐	☐
429. C. Paul Thomas	☐	☐	☐
430. Alan Turner	☐	☐	☐
431. Patrick Cogavin	☐	☐	☐

4.101 ROMBALDS LIMITED

Nominees:	For	Against	Abstain
432. C. Paul Thomas	☐	☐	☐
433. Alan Turner	☐	☐	☐
434. Derek Reid	☐	☐	☐

4.102 ROSEMONT REINSURANCE LTD.

Nominees:	For	Against	Abstain
435. Paul J. O'Shea	☐	☐	☐
436. Orla Gregory	☐	☐	☐
437. Richard J. Harris	☐	☐	☐
438. Adrian C. Kimberley	☐	☐	☐
439. David Rocke	☐	☐	☐

ANNUAL MEETING Of SHAREHOLDERS Of

ENSTAR GROUP LIMITED

May 6, 2015

4.85 OCEANIA HOLDINGS LTD. 4.90 PAVONIA LIFE INSURANCE COMPANY Of 4.95 PROVIDENCE WASHINGTON INSURANCE

MICHIGAN COMPANY (CONTD.)

Nominees: for Against Abstain Nominees: for Against Abstain Nominees: for Against Abstain

349. Richard J. Harris 380. Kieran Hayes 412. Thomas Nichols

350. Adrian C. Kimberley 381. Robert Redpath 413. Robert Redpath

351. David Rocke 382. Orla Gregory 4.96 PWAC HOLDINGS, INC.

4.86 OVERSEAS REINSURANCE CORPORATION LIMITED 383. Richard J. Harris Nominees:

Nominees: 384. John Moran 414. Cheryl D. Davis

352. Adrian C. Kimberley 385. Francis Ortiz 415. Paul Brockman

353. Paul J. O’Shea 386. Richard Zebleckas 416. Thomas Nichols

354. Richard J. Harris 387. Jeanne Mitchell 4.97 PW ACQUISITION CO.

355. David Rocke 388. Kristan Van Der Meer Nominees:

4.87 PAVONIA HOLDINGS (US), INC. 389. Cormac Treanor 417. Donald Woellner

Nominees: 4.91 PAVONIA LIFE INSURANCE COMPANY Of 418. Thomas Nichols

NEW YORK

356. Kieran Hayes Nominees: 419. Paul Brockman

357. Robert Redpath 390. Kieran Hayes 4.98 REGIS AGENCIES LIMITED

358. Orla Gregory 391. Robert Redpath Nominees:

359. Richard J. Harris 392. Orla Gregory 420. C. Paul Thomas

360. John Moran 393. Richard J. Harris 421. Alan Turner

361. Cormac Treanor 394. John Moran 422. Derek Reid

4.88 PAVONIA LIFE INSURANCE COMPANY Of DELAWARE 395. William Latza 4.99 REVIR LIMITED

Nominees: 396. Philip Toohey Nominees:

362. Kieran Hayes 397. Daniel O’Brien 423. Richard J. Harris

363. Robert Redpath 398. Cormac Treanor 424. Elizabeth DaSilva

364. Orla Gregory 4.92 PALADIN MANAGED CARE SERVIcES, INC. 425. Adrian C. Kimberley

365. Richard J. Harris Nominees: 426. David Rocke

366. John Moran 399. Thomas Nichols 4.100 RIVER THAMES INSURANCE COMPANY

LIMITED

367. Richard Zebleckas 400. Paul Brockman Nominees:

368. Jeanne Mitchell 401. Steven Norrington 427. Max Lewis

369. Kristan Van Der Meer 4.93 POINTSURE INSURANCE SERVICES, INC. 428. Steven Western

370. Cormac Treanor Nominees: 429. C. Paul Thomas

4.89 PAVONIA LIFE INSURANCE COMPANY Of ARIZONA 402. Thomas Nichols 430. Alan Turner

Nominees: 403. Paul Brockman 431. Patrick Cogavin

371. Kieran Hayes 404. Steven Norrington 4.101 ROMBALDS LIMITED

372. Robert Redpath 4.94 PAGET HOLDINGS GMBH LIMITED Nominees:

373. Orla Gregory Nominees: 432. C. Paul Thomas

374. Richard J. Harris 405. David Rocke 433. Alan Turner

375. John Moran 406. Elizabeth DaSilva 434. Derek Reid

376. Richard Zebleckas 407. Duncan M. Scott 4.102 ROSEMONT REINSURANCE LTD.

377. Jeanne Mitchell 408. Adrian C. Kimberley Nominees:

378. Kristan Van Der Meer 4.95 PROVIDENCE WASHINGTON INSURANCE 435. Paul J. O’Shea

COMPANY

379. Cormac Treanor Nominees: 436. Orla Gregory

409. Joseph Follis 437. Richard J. Harris

410. Donald Woellner 438. Adrian C. Kimberley

411. Paul Brockman 439. David Rocke

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 6, 2015

4.103 ROYSTON HOLDINGS LTD.

Nominees:	For	Against	Abstain
440. Adrian C. Kimberley	☐	☐	☐
441. Richard J. Harris	☐	☐	☐
442. David Rocke	☐	☐	☐
443. Duncan M. Scott	☐	☐	☐

4.104 ROYSTON RUN-OFF LIMITED

Nominees:	For	Against	Abstain
444. C. Paul Thomas	☐	☐	☐
445. Alan Turner	☐	☐	☐
446. Derek Reid	☐	☐	☐

4.105 SEATON INSURANCE COMPANY

Nominees:	For	Against	Abstain
447. Joseph Follis	☐	☐	☐
448. Andrea Giannetta	☐	☐	☐
449. Paul Brockman	☐	☐	☐
450. Thomas Nichols	☐	☐	☐
451. Teresa Reali	☐	☐	☐
452. Robert Redpath	☐	☐	☐

4.106 SGL NO. 1 LIMITED

Nominees:	For	Against	Abstain
453. Richard J. Harris	☐	☐	☐
454. Gareth Nokes	☐	☐	☐
455. Richard Phinn	☐	☐	☐

4.107 SGL NO. 3 LIMITED

Nominees:	For	Against	Abstain
456. Richard J. Harris	☐	☐	☐
457. Richard Phinn	☐	☐	☐

4.108 SEABRIGHT INSURANCE COMPANY

Nominees:	For	Against	Abstain
458. Paul Brockman	☐	☐	☐
459. Thomas Nichols	☐	☐	☐
460. Michael Sheehan	☐	☐	☐
461. Robert Redpath	☐	☐	☐
462. Cindy Traczyk	☐	☐	☐
463. John A. Dore	☐	☐	☐
464. Anna Hajek	☐	☐	☐
465. Richard Seelinger	☐	☐	☐
466. Ian Millar	☐	☐	☐

4.109 SEABRIGHT HOLDINGS, INC.

Nominees:	For	Against	Abstain
467. Paul Brockman	☐	☐	☐
468. Thomas Nichols	☐	☐	☐
469. Robert Redpath	☐	☐	☐

4.110 SHELBOURNE GROUP LIMITED

Nominees:	For	Against	Abstain
470. Richard J. Harris	☐	☐	☐
471. Philip Martin	☐	☐	☐
472. Paul J. O'Shea	☐	☐	☐
473. Nicholas A. Packer	☐	☐	☐
474. Gareth Nokes	☐	☐	☐

4.111 SHELBOURNE SYNDICATE SERVICES LIMITED

Nominees:	For	Against	Abstain
475. Norman Bernard	☐	☐	☐
476. Andrew Elliot	☐	☐	☐
477. Ewen Gilmour	☐	☐	☐
478. Richard J. Harris	☐	☐	☐
479. Philip Martin	☐	☐	☐
480. Paul J. O'Shea	☐	☐	☐
481. Darren S. Truman	☐	☐	☐
482. Gareth Nokes	☐	☐	☐
483. Dominic Sharp	☐	☐	☐
484. Gary Griffiths	☐	☐	☐
485. Richard Phinn	☐	☐	☐

4.112 SHELLY BAY HOLDINGS LIMITED

Nominees:	For	Against	Abstain
486. Nicholas A. Packer	☐	☐	☐
487. Richard J. Harris	☐	☐	☐
488. Sandra O'Sullivan	☐	☐	☐
489. Nicholas Hall	☐	☐	☐

4.113 SIMCOE HOLDINGS LTD.

Nominees:	For	Against	Abstain
490. Richard J. Harris	☐	☐	☐
491. Adrian C. Kimberley	☐	☐	☐
492. David Rocke	☐	☐	☐
493. Elizabeth DaSilva	☐	☐	☐

4.114 SUN GULF HOLDINGS, INC.

Nominees:	For	Against	Abstain
494. Cheryl D. Davis	☐	☐	☐
495. Paul Brockman	☐	☐	☐
496. Thomas Nichols	☐	☐	☐

4.115 SUNDOWN HOLDINGS LIMITED

Nominees:	For	Against	Abstain
497. Adrian C. Kimberley	☐	☐	☐
498. David Rocke	☐	☐	☐
499. Richard J. Harris	☐	☐	☐

4.116 SUSSEX HOLDINGS, INC.

Nominees:	For	Against	Abstain
500. Thomas Nichols	☐	☐	☐
501. Robert Redpath	☐	☐	☐
502. Paul Brockman	☐	☐	☐

4.117 SUSSEX INSURANCE COMPANY

Nominees:	For	Against	Abstain
503. Ian Millar	☐	☐	☐
504. Robert Redpath	☐	☐	☐
505. Thomas Nichols	☐	☐	☐
506. Paul Brockman	☐	☐	☐
507. Richard Seelinger	☐	☐	☐

4.118 SUSSEX SPECIALTY INSURANCE COMPANY

Nominees:	For	Against	Abstain
508. Ian Millar	☐	☐	☐
509. Robert Redpath	☐	☐	☐
510. Richard Seelinger	☐	☐	☐
511. Thomas Nichols	☐	☐	☐

4.119 TORUS INSURANCE HOLDING LIMITED

Nominees:	For	Against	Abstain
512. Nicholas A. Packer	☐	☐	☐
513. Paul J. O'Shea	☐	☐	☐
514. Richard J. Harris	☐	☐	☐
515. Darran Baird	☐	☐	☐
516. James Carey	☐	☐	☐
517. Walker Rainey	☐	☐	☐
518. Patrick Tiernan	☐	☐	☐
519. John Shettle	☐	☐	☐
520. Orla Gregory	☐	☐	☐
521. Gareth Nokes	☐	☐	☐
522. Demian Smith	☐	☐	☐
523. David Message	☐	☐	☐

Nominees:	For	Against	Abstain
524. Demian Smith	☐	☐	☐
525. David Message	☐	☐	☐
526. Theo Wilkes	☐	☐	☐

4.121 TORUS UNDERWRITING LTD. (FORMERLY BROADGATE UNDERWRITING LTD.)

Nominees:	For	Against	Abstain
527. Demian Smith	☐	☐	☐
528. David Message	☐	☐	☐
529. Theo Wilkes	☐	☐	☐

ANNUAL MEETING Of SHAREHOLDERS Of

ENSTAR GROUP LIMITED

May 6, 2015

4.103 ROYSTON HOLDINGS LTD. 4.110 SHELBOURNE GROUP LIMITED 4.116 SUSSEX HOLDINGS, INC.

Nominees: Nominees: Nominees:

for Against Abstain for Against Abstain for Against Abstain

440. Adrian C. Kimberley 470. Richard J. Harris 500. Thomas Nichols

441. Richard J. Harris 471. Philip Martin 501. Robert Redpath

442. David Rocke 472. Paul J. O’Shea 502. Paul Brockman

443. Duncan M. Scott 473. Nicholas A. Packer 4.117 SUSSEX INSURANCE COMPANY

4.104 ROYSTON RUN-Off LIMITED 474. Gareth Nokes Nominees:

Nominees: 4.111 SHELBOURNE SYNDICATE SERVICES LIMITED 503. Ian Millar

444. C. Paul Thomas Nominees: 504. Robert Redpath

445. Alan Turner 475. Norman Bernard 505. Thomas Nichols

446. Derek Reid 476. Andrew Elliot 506. Paul Brockman

4.105 SEATON INSURANCE COMPANY 477. Ewen Gilmour 507. Richard Seelinger

Nominees: 478. Richard J. Harris 4.118 SUSSEX SPECIALTY INSURANCE COMPANY

447. Joseph Follis 479. Philip Martin Nominees:

448. Andrea Giannetta 480. Paul J. O’Shea 508. Ian Millar

449. Paul Brockman 481. Darren S. Truman 509. Robert Redpath

450. Thomas Nichols 482. Gareth Nokes 510. Richard Seelinger

451. Teresa Reali 483. Dominic Sharp 511. Thomas Nichols

452. Robert Redpath 484. Gary Grif?ths 4.119 TORUS INSURANCE HOLDING LIMITED

4.106 SGL NO. 1 LIMITED 485. Richard Phinn Nominees:

Nominees: 4.112 SHELLY BAY HOLDINGS LIMITED 512. Nicholas A. Packer

453. Richard J. Harris Nominees: 513. Paul J. O’Shea

454. Gareth Nokes 486. Nicholas A. Packer 514. Richard J. Harris

455. Richard Phinn 487. Richard J. Harris 515. Darran Baird

4.107 SGL NO. 3 LIMITED 488. Sandra O’Sullivan 516. James Carey

Nominees: 489. Nicholas Hall 517. Walker Rainey

456. Richard J. Harris 4.113 SIMCOE HOLDINGS LTD. 518. Patrick Tiernan

457. Richard Phinn Nominees: 519. John Shettle

4.108 SEABRIGHT INSURANCE COMPANY 490. Richard J. Harris 520. Orla Gregory

Nominees: 491. Adrian C. Kimberley 521. Gareth Nokes

458. Paul Brockman 492. David Rocke 522. Demian Smith

459. Thomas Nichols 493. Elizabeth DaSilva 523. David Message

460. Michael Sheehan 4.114 SUN GULF HOLDINGS, INC. 4.120 TORUS CORPORATE CAPITAL 2 LTD. (FORMELY

BROADGATE UNDERWRITING 2010 LTD)

461. Robert Redpath Nominees: Nominees:

462. Cindy Traczyk 494. Cheryl D. Davis 524. Demian Smith

463. John A. Dore 495. Paul Brockman 525. David Message

464. Anna Hajek 496. Thomas Nichols 526. Theo Wilkes

465. Richard Seelinger 4.115 SUNDOWN HOLDINGS LIMITED 4.121 TORUS UNDERWRITING LTD. (FORMERLY

BROADGATE UNDERWRITING LTD.)

466. Ian Millar Nominees: Nominees:

4.109 SEABRIGHT HOLDINGS, INC. 497. Adrian C. Kimberley 527. Demian Smith

Nominees: 498. David Rocke 528. David Message

467. Paul Brockman 499. Richard J. Harris 529. Theo Wilkes

468. Thomas Nichols

469. Robert Redpath

4.122 TORUS CORPORATE CAPITAL LTD.

Nominees:

	For	Against	Abstain
530. Theo Wilkes	☐	☐	☐

4.123 TORUS CORPORATE CAPITAL 4 LTD.

Nominees:

	For	Against	Abstain
531. Theo Wilkes	☐	☐	☐

4.124 TORUS CORPORATE CAPITAL 5 LTD.

Nominees:

	For	Against	Abstain
532. Theo Wilkes	☐	☐	☐

4.125 TORUS INSURANCE (BERMUDA) LIMITED

Nominees:

	For	Against	Abstain
533. Richard J. Harris	☐	☐	☐
534. John Shettle	☐	☐	☐
535. Nicholas A. Packer	☐	☐	☐
536. Adrian C. Kimberley	☐	☐	☐
537. Orla Gregory	☐	☐	☐
538. Gareth Nokes	☐	☐	☐
539. Duncan M. Scott	☐	☐	☐

4.126 TORUS BERMUDA INTERMEDIARIES LTD.

Nominees:

	For	Against	Abstain
540. Adrian C. Kimberley	☐	☐	☐
541. Duncan M. Scott	☐	☐	☐
542. Elizabeth DaSilva	☐	☐	☐

4.127 TORUS BERMUDA SERVICES LTD.

Nominees:

	For	Against	Abstain
543. Adrian C. Kimberley	☐	☐	☐
544. Duncan M. Scott	☐	☐	☐
545. Elizabeth DaSilva	☐	☐	☐

4.128 TORUS INSURANCE HOLDINGS AG

Nominees:

	For	Against	Abstain
546. Richard Etridge	☐	☐	☐

4.129 TORUS INSURANCE (EUROPE) AG

Nominees:

	For	Against	Abstain
547. Donat Marxer	☐	☐	☐
548. Patrick Tiernan	☐	☐	☐
549. Michael H.P. Handler	☐	☐	☐
550. Gareth Nokes	☐	☐	☐
551. Richard Etridge	☐	☐	☐
552. Sue Newman	☐	☐	☐
553. Francesco Dal Piaz	☐	☐	☐

4.130 TORUS UNDERWRITING MANAGEMENT LTD.

Nominees:

	For	Against	Abstain
554. Angela Alecock	☐	☐	☐
555. Nigel Barton	☐	☐	☐
556. Demian Smith	☐	☐	☐
557. David Message	☐	☐	☐
558. Paul J. O'Shea	☐	☐	☐
559. Ewen Gilmour	☐	☐	☐
560. John Wardrop	☐	☐	☐

4.131 TORUS INSURANCE MARKETING LTD.

Nominees:

	For	Against	Abstain
561. Tim Fillingham	☐	☐	☐
562. Theo Wilkes	☐	☐	☐

4.132 TORUS BUSINESS SOLUTIONS PRIVATE LTD.

Nominees:

	For	Against	Abstain
563. Patrick Tiernan	☐	☐	☐
564. Paul Carruthers	☐	☐	☐
565. Gagan Anand	☐	☐	☐
566. Theo Wilkes	☐	☐	☐

4.133 TORUS FINANCE LTD.

Nominees:

	For	Against	Abstain
567. Patrick Tiernan	☐	☐	☐
568. David Message	☐	☐	☐
569. Theo Wilkes	☐	☐	☐

4.134 TORUS INSURANCE (UK) LTD.

Nominees:

	For	Against	Abstain
570. Tim Fillingham	☐	☐	☐
571. Theo Wilkes	☐	☐	☐
572. David Message	☐	☐	☐
573. Demian Smith	☐	☐	☐
574. Patrick Tiernan	☐	☐	☐
575. Richard J. Harris	☐	☐	☐
576. Nigel Barton	☐	☐	☐
577. John Wardrop	☐	☐	☐

4.135 TORUS US HOLDINGS INC

Nominees:

	For	Against	Abstain
578. Kathleen Barker	☐	☐	☐
579. John Shettle	☐	☐	☐

4.136 TORUS SPECIALTY INSURANCE COMPANY

Nominees:

	For	Against	Abstain
580. Kathleen Barker	☐	☐	☐
581. Thomas Nichols	☐	☐	☐
582. Robert Redpath	☐	☐	☐
583. John Shettle	☐	☐	☐

4.136 TORUS SPECIALTY INSURANCE COMPANY (CONTD.)

Nominees:

	For	Against	Abstain
584. Robert L. Trimble	☐	☐	☐
585. Paul Brockman	☐	☐	☐

4.137 TORUS NATIONAL INSURANCE COMPANY

Nominees:

	For	Against	Abstain
586. Kathleen Barker	☐	☐	☐
587. Thomas Nichols	☐	☐	☐
588. John Shettle	☐	☐	☐
589. Robert Redpath	☐	☐	☐
590. Robert L. Trimble	☐	☐	☐
591. Paul Brockman	☐	☐	☐

Nominees:

	For	Against	Abstain
592. Oscar Lolato	☐	☐	☐

4.139 TORUS US SERVICES

Nominees:

	For	Against	Abstain
593. John Shettle	☐	☐	☐
594. Kathleen Barker	☐	☐	☐
595. Robert L. Trimble	☐	☐	☐

4.140 TORUS INSURANCE SERVICES INC.

Nominees:

	For	Against	Abstain
596. Kathleen Barker	☐	☐	☐
597. John Shettle	☐	☐	☐

4.141 TORUS US INTERMEDIARIES INC.

Nominees:

	For	Against	Abstain
598. Kathleen Barker	☐	☐	☐
599. John Shettle	☐	☐	☐

4.142 UNIONAMERICA ACQUISITION COMPANY LIMITED

Nominees:

	For	Against	Abstain
600. C. Paul Thomas	☐	☐	☐
601. Alan Turner	☐	☐	☐
602. Derek Reid	☐	☐	☐

4.143 UNIONAMERICA HOLDINGS LIMITED

Nominees:

	For	Against	Abstain
603. C. Paul Thomas	☐	☐	☐
604. Alan Turner	☐	☐	☐
605. Derek Reid	☐	☐	☐

4.144 UNIONAMERICA INSURANCE COMPANY LIMITED

Nominees:

	For	Against	Abstain
606. Jeremy Riley	☐	☐	☐
607. C. Paul Thomas	☐	☐	☐
608. Alan Turner	☐	☐	☐
609. Ann Slade	☐	☐	☐

ANNUAL MEETING Of SHAREHOLDERS Of

ENSTAR GROUP LIMITED

May 6, 2015

4.122 TORUS CORPORATE CAPITAL LTD. 4.130 TORUS UNDERWRITING MANAGEMENT LTD. 4.136 TORUS SPECIALTY INSURANCE COMPANY

Nominees: Nominees:(CONTD.)

for Against Abstain for Against Abstain Nominees: for Against Abstain

530. Theo Wilkes 554. Angela Alecock 584. Robert L. Trimble

4.123 TORUS CORPORATE CAPITAL 4 LTD. 555. Nigel Barton 585. Paul Brockman

Nominees: 556. Demian Smith 4.137 TORUS NATIONAL INSURANCE COMPANY

531. Theo Wilkes 557. David Message Nominees:

4.124 TORUS CORPORATE CAPITAL 5 LTD. 558. Paul J. O’Shea 586. Kathleen Barker

Nominees: 559. Ewen Gilmour 587. Thomas Nichols

532. Theo Wilkes 560. John Wardrop 588. John Shettle

4.125 TORUS INSURANCE (BERMUDA) LIMITED 4.131 TORUS INSURANCE MARkETING LTD. 589. Robert Redpath

Nominees: Nominees: 590. Robert L. Trimble

533. Richard J. Harris 561. Tim Fillingham 591. Paul Brockman

534. John Shettle 562. Theo Wilkes 4.138 TORUS SPECIALTY INSURANCE COMPANY

ESCRITóRIO DE REPRESENTAçãO NO BRASIL LTDA

535. Nicholas A. Packer 4.132 TORUS BUSINESS SOLUTIONS PRIVATE LTD. Nominees:

536. Adrian C. Kimberley Nominees: 592. Oscar Lolato

537. Orla Gregory 563. Patrick Tiernan 4.139 TORUS US SERVICES

538. Gareth Nokes 564. Paul Carruthers Nominees:

539. Duncan M. Scott 565. Gagan Anand 593. John Shettle

4.126 TORUS BERMUDA INTERMEDIARIES LTD. 566. Theo Wilkes 594. Kathleen Barker

Nominees: 4.133 TORUS fINANCE LTD. 595. Robert L. Trimble

540. Adrian C. Kimberley Nominees: 4.140 TORUS INSURANCE SERVICES INC.

541. Duncan M. Scott 567. Patrick Tiernan Nominees:

542. Elizabeth DaSilva 568. David Message 596. Kathleen Barker

4.127 TORUS BERMUDA SERVICES LTD. 569. Theo Wilkes 597. John Shettle

Nominees: 4.134 TORUS INSURANCE (UK) LTD. 4.141 TORUS US INTERMEDIARIES INC.

543. Adrian C. Kimberley Nominees: Nominees:

544. Duncan M. Scott 570. Tim Fillingham 598. Kathleen Barker

545. Elizabeth DaSilva 571. Theo Wilkes 599. John Shettle

4.128 TORUS INSURANcE HOLDINGS AG 572. David Message 4.142 UNIONAMERICA ACQUISITION COMPANY

LIMITED

Nominees: 573. Demian Smith Nominees:

546. Richard Etridge 574. Patrick Tiernan 600. C. Paul Thomas

4.129 TORUS INSURANCE (EUROPE) AG 575. Richard J. Harris 601. Alan Turner

Nominees: 576. Nigel Barton 602. Derek Reid

547. Donat Marxer 577. John Wardrop 4.143 UNIONAMERICA HOLDINGS LIMITED

548. Patrick Tiernan 4.135 TORUS US HOLDINGS INC Nominees:

549. Michael H.P. Handler Nominees: 603. C. Paul Thomas

550. Gareth Nokes 578. Kathleen Barker 604. Alan Turner

551. Richard Etridge 579. John Shettle 605. Derek Reid

552. Sue Newman 4.136 TORUS SPECIALTY INSURANCE COMPANY 4.144 UNIONAMERICA INSURANCE COMPANY LIMITED

553. Francesco Dal Piaz Nominees: Nominees:

580. Kathleen Barker 606. Jeremy Riley

581. Thomas Nichols 607. C. Paul Thomas

582. Robert Redpath 608. Alan Turner

583. John Shettle 609. Ann Slade

ANNUAL MEETING Of SHAREHOLDERS Of

ENSTAR GROUP LIMITED

May 6, 2015

4.145 VIRGINIA HOLDINGS LTD.

Nominees:

for Against Abstain

610. Richard J. Harris

611. Adrian C. Kimberley

612. David Rocke